Filed pursuant to Rule 497
File No. 333-200595

Maximum Offering of 69,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

Supplement No. 3 dated August 11, 2016

to

Prospectus dated June 30, 2016

This Supplement No. 3 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated June 30, 2016 (the “Prospectus”), Supplement No. 1 to the Prospectus dated June 30, 2016 and Supplement No. 2 to the Prospectus dated July 20, 2016.

You should carefully consider the “Risk Factors” beginning on page 36 of the Prospectus before you decide to invest.

Quarterly Report on Form 10-Q for the Fiscal Quarter Ended June 30, 2016

This supplement includes the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016, which was filed with the Securities and Exchange Commission on August 5, 2016.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarterly Period Ended June 30, 2016

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                      to

Commission File Number 814-00924

Sierra Income Corporation

(Exact name of registrant as specified in its charter)

Maryland	45-2544432
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

280 Park Avenue, 6th Floor East

New York, NY 10017

(Address of principal executive offices)

(212) 759-0777

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☐    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

As of August 4, 2016, the Registrant had 92,105,559 shares of common stock, $0.001 par value, outstanding.

Sierra Income Corporation

Consolidated Statements of Assets and Liabilities

	As of
	June 30, 2016	December 31, 2015
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $941,804,086 and $911,640,087, respectively)	$881,936,697	$859,500,211
Controlled/affiliated investments (amortized cost of $58,535,000 and $47,772,500, respectively)	58,467,375	47,862,233

Total investments at fair value	940,404,072	907,362,444
Cash and cash equivalents	116,434,068	93,658,142
Cash collateral on total return swap (Note 5)	79,010,146	77,029,970
Due from affiliate (Note 7)	9,454,153	7,314,867
Dividends and interest receivable from non-controlled/non-affiliated investments	5,018,675	7,354,828
Receivable due on total return swap (Note 5)	1,606,716	1,493,253
Prepaid expenses and other assets	409,927	121,098
Unsettled trades receivable	294,388	270,936
Interest receivable from controlled/affiliated investments	71,999	101,250

Total assets	$1,152,704,144	$1,094,706,788

LIABILITIES
Revolving credit facilities payable (net of deferred financing costs of $2,650,105 and $3,239,404, respectively)	$357,349,895	$381,760,596
Unsettled trades payable	25,093,037	—
Unrealized depreciation on total return swap (Note 5)	23,336,588	27,365,819
Management fee payable	4,952,577	4,686,096
Incentive fees	3,231,942	1,795,268
Accounts payable and accrued expenses	1,684,365	2,181,149
Interest payable	1,203,031	1,281,471
Administrator fees payable	633,696	517,930
Due to affiliate (Note 7)	135,784	695,533
Deferred tax liability	378,460	298,827

Total liabilities	$417,999,375	$420,582,689

Commitments (Note 11)

NET ASSETS
Common shares, par value $0.001 per share, 250,000,000 common shares authorized, 90,539,160 and 82,623,649 common shares issued and outstanding, respectively	$90,539	$82,624
Capital in excess of par value	797,001,142	732,493,115
Accumulated distribution in excess of net realized gain/(loss) from investments and total return swap	4,247,569	(1,797)
Accumulated undistributed net investment income	16,928,981	21,178,346
Net unrealized appreciation/(depreciation) on investments and total return swap, net of provision for taxes of $291,860 and $212,227, respectively	(83,563,462)	(79,628,189)

Total net assets	734,704,769	674,124,099

Total liabilities and net assets	$1,152,704,144	$1,094,706,788

NET ASSET VALUE PER SHARE	$8.11	$8.16

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Statements of Operations

	For the three months ended June 30,		For the six months ended June 30,
	2016	2015	2016	2015
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
INVESTMENT INCOME
Interest from investments
Non-controlled/non-affiliated investments:
Cash	$19,917,280	$16,956,876	$39,237,601	$31,289,217
Payment-in-kind	1,913,901	323,005	3,486,531	670,158
Controlled/affiliated investments:
Cash	1,652,999	—	2,583,999	—

Total interest income	23,484,180	17,279,881	45,308,131	31,959,375
Fee income	1,298,541	5,020,430	2,693,753	6,347,504
Interest from cash	14,328	136	21,670	387

Total investment income	24,797,049	22,300,447	48,023,554	38,307,266

EXPENSES
Base management fee	4,952,577	4,243,146	9,750,206	7,963,543
Interest and financing expenses	3,221,892	2,125,092	6,662,609	3,957,723
Incentive fee	3,231,942	2,122,395	5,503,705	2,392,892
General and administrative expenses	1,185,743	801,786	2,675,706	2,137,101
Offering costs	607,761	1,674,904	1,370,960	2,067,657
Administrator expenses	633,695	538,692	1,216,901	1,094,441
Professional fees	302,334	623,994	865,554	1,173,975
Organizational and offering costs reimbursed to SIC Advisors (Note 7)	—	—	—	443,687

Total gross expenses	14,135,944	12,130,009	28,045,641	21,231,019
Net expense support reimbursement (Note 7)	(5,498,606)	(1,941,494)	(10,703,502)	(3,935,012)

Net expenses	8,637,338	10,188,515	17,342,139	17,296,007

NET INVESTMENT INCOME	16,159,711	12,111,932	30,681,415	21,011,259

Net realized gain/(loss) from non-controlled/non-affiliated investments	94,789	412,436	164,727	(333,229)
Net realized gain on total return swap (Note 5)	1,654,727	2,720,032	4,084,639	5,620,349
Net change in unrealized appreciation/(depreciation) on non-controlled/non-affiliated investments	244,327	(1,274,336)	(7,727,513)	(3,137,452)
Net change in unrealized appreciation/(depreciation) on controlled/affiliated investments	(130,260)	—	(157,358)	—
Net change in unrealized appreciation/(depreciation) on total return swap (Note 5)	6,704,542	(2,115,849)	4,029,231	691,168
Change in provision for deferred taxes on unrealized gain on investments	(7,048)	(284,849)	(79,633)	(284,849)

Net gain/(loss) on investments and total return swap	8,561,077	(542,566)	314,093	2,555,987

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,720,788	$11,569,366	$30,995,508	$23,567,246

WEIGHTED AVERAGE — BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.28	$0.17	$0.36	$0.37
WEIGHTED AVERAGE — BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$0.18	$0.18	$0.35	$0.33
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING — BASIC AND DILUTED (Note 10)	89,644,821	67,418,067	87,245,126	62,912,383
DIVIDENDS DECLARED PER COMMON SHARE	$0.20	$0.20	$0.40	$0.40

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Statements of Changes in Net Assets

	For the six months ended June 30,
	2016	2015
	(unaudited)	(unaudited)
INCREASE/(DECREASE) FROM OPERATIONS
Net investment income	$30,681,415	$21,011,259
Net realized gain/(loss) on investments	164,727	(333,229)
Net realized gain on total return swap (Note 5)	4,084,639	5,620,349
Net change in unrealized appreciation/(depreciation) on investments	(7,884,871)	(3,137,452)
Net change in unrealized appreciation/(depreciation) on total return swap (Note 5)	4,029,231	691,168
Change in provision for deferred taxes on unrealized gain on investments	(79,633)	(284,849)

Net increase in net assets resulting from operations	30,995,508	23,567,246

SHAREHOLDER DISTRIBUTIONS
Distributions from net investment income (Note 2)	(34,930,780)	(25,374,463)

Net decrease in net assets from shareholder distributions	(34,930,780)	(25,374,463)

COMMON SHARE TRANSACTIONS
Issuance of common shares, net of underwriting costs	62,783,775	143,906,427
Issuance of common shares pursuant to distribution reinvestment plan	16,586,426	12,091,162
Repurchase of common shares	(14,854,259)	(1,686,151)

Net increase in net assets resulting from common share transactions	64,515,942	154,311,438

Total increase in net assets	60,580,670	152,504,221
Net assets at beginning of period	674,124,099	486,519,913

Net assets at end of period (including accumulated undistributed net investment income of $16,928,981 and $5,155,137, respectively)	$734,704,769	$639,024,134

Net asset value per common share	$8.11	$8.96
Common shares outstanding, beginning of period	82,623,649	54,260,324
Issuance of common shares	7,690,755	15,923,836
Issuance of common shares pursuant to distribution reinvestment plan	2,040,376	1,356,925
Repurchase of common shares	1,815,640	(187,846)

Common shares outstanding, end of period	90,539,160	71,353,239

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Statements of Cash Flows

	For the six months ended June 30,
	2016	2015
	(unaudited)	(unaudited)
Cash flows from operating activities
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,995,508	$23,567,246
ADJUSTMENT TO RECONCILE NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES
Payment-in-kind interest income	(3,486,531)	(670,158)
Net amortization of premium on investments	(399,569)	(369,238)
Amortization of deferred financing costs	626,800	610,714
Net realized (gain)/loss on investments	(164,727)	333,229
Net change in unrealized (appreciation)/depreciation on investments	7,884,871	3,137,452
Net change in unrealized (appreciation)/depreciation on total return swap (Note 5)	(4,029,231)	(691,168)
Purchases and Originations	(133,789,231)	(325,397,031)
Proceeds from sale of investments and principal repayments	96,913,559	68,736,720
(Increase)/decrease in operating assets:
Cash collateral on total return swap (Note 5)	(1,980,176)	(4,580,838)
Unsettled trades receivable	(23,452)	(261,095)
Due from affiliate	(2,139,286)	617,065
Interest receivable	2,365,404	(1,958,775)
Receivable due on total return swap (Note 5)	(113,463)	(1,300,408)
Prepaid expenses and other assets	(288,829)	(216,576)
Increase/(decrease) in operating liabilities:
Unsettled trades payable	25,093,037	(16,935,000)
Management fee payable	266,481	971,760
Accounts payable and accrued expenses	(496,784)	(85,454)
Incentive fee payable	1,436,674	2,122,394
Administrator fees payable	115,766	88,634
Interest payable	(78,440)	426,877
Deferred tax liability	79,633	284,849
Due to affiliate	(559,749)	(1,367,769)

NET CASH PROVIDED BY/(USED IN) OPERATING ACTIVITIES	18,228,265	(252,936,570)

Cash flows from financing activities
Borrowings under revolving credit facility	35,000,000	234,000,000
Repayments of revolving credit facility	(60,000,000)	(150,000,000)
Proceeds from issuance of common stock, net of underwriting costs	62,783,775	143,906,427
Payment of cash dividends	(18,344,354)	(13,283,301)
Financing costs paid	(37,501)	(1,617,773)
Repurchase of common shares	(14,854,259)	(1,686,151)

NET CASH PROVIDED BY FINANCING ACTIVITIES	4,547,661	211,319,202

TOTAL INCREASE/(DECREASE) IN CASH	22,775,926	(41,617,368)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	93,658,142	65,749,154

CASH AND CASH EQUIVALENTS, END OF PERIOD	$116,434,068	$24,131,786

Supplemental Information
Cash paid during the period for interest	$6,741,049	$3,530,846
Supplemental non-cash information
Payment-in-kind interest income	$3,486,531	$670,158
Amortization of deferred financing costs	$626,800	$610,714
Net amortization of premium on investments	$399,569	$369,238
Issuance of common shares in connection with distribution reinvestment plan	$16,586,426	$12,091,162

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Schedule of Investments

As of June 30, 2016

(unaudited)

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Non-controlled/non-affiliated investments – 120.0%
AAR Intermediate Holdings, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 14.000% PIK, 1.000% Floor(3)(4)(5)	3/30/2019	$11,665,022	$11,223,897	$6,823,221	0.9%
		Warrants to purchase 0.871% of outstanding company equity(4)(6)	3/30/2019	—	790,778	—	0.0%

				11,665,022	12,014,675	6,823,221
Access Media Holding LLC	Media: Broadcasting & Subscription	Common Stock(4)(6)		—	—	—	0.0%
		Preferred Equity Series A (12.000%)(4)		1,536,442	1,536,442	71,137	0.0%
		Preferred Equity Series AA (12.000%)(4)		418,613	418,613	418,613	0.1%
		Senior Secured First Lien Term Loans 5.000%, 5.000% PIK(4)	7/22/2020	6,850,054	6,850,054	6,850,054	0.9%

				8,805,109	8,805,109	7,339,804
Advanced Diagnostic Holdings LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 8.750%, 0.875% Floor(4)(7)	12/11/2020	15,359,822	15,359,822	15,561,496	2.1%

				15,359,822	15,359,822	15,561,496
Alpha Media LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loans LIBOR + 6.000%, 1.000% Floor(3)	2/25/2022	9,628,125	9,210,649	9,194,859	1.3%

				9,628,125	9,210,649	9,194,859
American Beacon Advisors, Inc.(8)	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.000% Floor(7)	4/30/2023	6,000,000	5,897,007	5,877,000	0.8%

				6,000,000	5,897,007	5,877,000
AMMC CLO 17, Limited Series 2015-17A(9)	Multi-Sector Holdings	Subordinated Notes 17.374% estimated yield(10)	11/15/2027	5,000,000	3,643,323	4,000,000	0.5%

				5,000,000	3,643,323	4,000,000
Anaren, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.000% Floor(7)	8/18/2021	10,000,000	9,923,923	9,554,200	1.3%

				10,000,000	9,923,923	9,554,200
APCO Holdings, Inc.	Automotive	Senior Secured First Lien Term Loans LIBOR + 6.000%, 1.000% Floor(3)(4)	1/31/2022	4,471,875	4,346,339	4,337,719	0.6%

				4,471,875	4,346,339	4,337,719

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Aperture Group, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 6.250%, 1.000% Floor(7)	8/29/2019	$2,309,881	$2,302,039	$2,309,881	0.3%

				2,309,881	2,302,039	2,309,881
Associated Asphalt Partners, LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Notes 8.500%(11)	2/15/2018	1,778,000	1,784,190	1,801,807	0.2%

				1,778,000	1,784,190	1,801,807
Asurion Corp.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 7.500%, 1.000% Floor(7)	3/3/2021	7,000,000	6,946,815	6,702,500	0.9%

				7,000,000	6,946,815	6,702,500
Atrium Innovations, Inc.(9)	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loans LIBOR + 6.750%, 1.000% Floor(7)	8/13/2021	5,000,000	4,981,363	4,229,700	0.6%

				5,000,000	4,981,363	4,229,700
Aviation Technical Services, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.000% Floor(4)(7)	3/31/2022	22,500,000	22,500,000	22,637,250	3.1%

				22,500,000	22,500,000	22,637,250
Backcountry.com, LLC	Retail	Senior Secured First Lien Term Loans LIBOR + 7.250%, 1.000% Floor(4)(7)	6/30/2020	34,809,461	34,809,461	35,157,556	4.8%

				34,809,461	34,809,461	35,157,556
Bennu Oil & Gas, LLC	Energy: Oil & Gas	Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.250% Floor, 2.500% PIK(7)	11/1/2018	5,645,335	5,642,465	1,721,771	0.2%

				5,645,335	5,642,465	1,721,771
Birch Communications, Inc.	Telecommunications	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(3)(4)	7/17/2020	14,003,612	13,809,617	13,687,550	1.9%

				14,003,612	13,809,617	13,687,550
Black Angus Steakhouses LLC	Hotel, Gaming & Leisure	Revolver LIBOR + 9.000%, 1.000% Floor(4)(7)(12)	4/24/2020	334,822	334,822	323,527	0.0%
		Senior Secured First Lien Delayed Draw LIBOR + 9.000%, 1.000% Floor(4)(12)	4/24/2020	—	—	—	0.0%
		Senior Secured First Lien Term loans LIBOR + 9.000%, 1.000% Floor(4)(7)	4/24/2020	19,893,973	19,893,973	19,405,649	2.7%

				20,228,795	20,228,795	19,729,176
Brundage-Bone Concrete Pumping, Inc.	Construction & Building	Senior Secured First Lien Notes 10.375%(11)	9/1/2021	7,500,000	7,616,494	7,640,625	1.0%

				7,500,000	7,616,494	7,640,625

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Capstone Nutrition	Healthcare & Pharmaceuticals	Common Stock(4)(6)		$—	$300,002	$—	0.0%
		Common Stock, Class B(4)(6)		—	9	—	0.0%
		Common Stock, Class C(4)(6)		—	—	—	0.0%
		Senior Secured First Lien Term Loans LIBOR + 12.500%, 1.000% Floor, PIK(3)(4)(5)	4/28/2019	23,657,270	23,657,270	14,585,180	2.0%

				23,657,270	23,957,281	14,585,180
Charming Charlie LLC	Retail	Senior Secured First Lien Term Loans LIBOR + 8.000%, 1.000% Floor(7)	12/24/2019	8,209,193	8,222,998	7,705,313	1.1%

				8,209,193	8,222,998	7,705,313
ContMid Intermediate, Inc.	Automotive	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.000% Floor(3)(4)	10/25/2019	27,908,193	27,908,193	28,030,710	3.8%

				27,908,193	27,908,193	28,030,710
ConvergeOne Holdings Corp.	Telecommunications	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 1.000% Floor(4)(7)	6/17/2021	12,500,000	12,402,941	12,330,125	1.7%

				12,500,000	12,402,941	12,330,125
Cornerstone Chemical Company	Chemicals, Plastics & Rubber	Senior Secured First Lien Notes 9.375%(11)(13)	3/15/2018	4,970,000	4,839,947	4,684,225	0.6%

				4,970,000	4,839,947	4,684,225
CP OpCo, LLC	Services: Consumer	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(4)(7)	9/30/2020	3,000,000	3,000,000	2,880,960	0.4%

				3,000,000	3,000,000	2,880,960
CRGT, Inc.	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(4)(7)	12/19/2020	4,689,873	4,689,874	4,654,371	0.6%

				4,689,873	4,689,874	4,654,371
DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Revolver LIBOR + 9.000%, 1.500% Floor(4)(7)(12)	5/10/2017	—	—	—	0.0%
		Senior Secured First Lien Term loans LIBOR + 9.000% PIK, 1.500% Floor(4)(7)	2/10/2018	4,248,736	4,248,736	4,134,954	0.6%
		Senior Secured First Lien Term loans LIBOR + 9.000%, 1.500% Floor(4)(7)	11/10/2019	19,523,810	19,523,810	19,033,176	2.6%
		Warrants to purchase 4.2% of the outstanding equity(4)(6)	2/10/2018	—	769,231	853,869	0.1%

				23,772,546	24,541,777	24,021,999

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Drew Marine Partners, LP	Transportation: Cargo	Senior Secured Second Lien Term Loans LIBOR + 7.000%, 1.000% Floor(7)	5/19/2021	$10,000,000	$10,060,614	$9,455,700	1.3%

				10,000,000	10,060,614	9,455,700
Dryden Senior Loan Fund — 37 Series 2015-37A(9)	Multi-Sector Holdings	Subordinated Notes 22.698% estimated yield(10)	4/15/2027	4,000,000	2,800,000	2,800,000	0.4%

				4,000,000	2,800,000	2,800,000
Dryden Senior Loan Fund — 38 Series 2015-38A(9)	Multi-Sector Holdings	Subordinated Notes 17.689% estimated yield(10)	7/15/2027	7,000,000	5,162,500	5,162,500	0.7%

				7,000,000	5,162,500	5,162,500
Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor, 1.5% PIK(3)(4)	3/6/2018	8,541,760	8,541,760	8,194,538	1.1%

				8,541,760	8,541,760	8,194,538
EarthLink, Inc.(9)	Telecommunications	Senior Secured First Lien Notes 7.375%(11)(13)	6/1/2020	2,450,000	2,441,697	2,554,125	0.3%

				2,450,000	2,441,697	2,554,125
Elite Comfort Solutions LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(3)(12)	1/15/2021	7,422,987	7,422,987	7,422,987	1.0%

				7,422,987	7,422,987	7,422,987
First Boston Construction Holdings, LLC	Banking, Finance, Insurance & Real Estate	Preferred Equity(4)(6)(12)		1,300,781	1,300,781	1,300,781	0.2%
		Senior Secured First Lien Notes 12.000%(4)(12)	12/31/2020	5,203,125	5,203,125	5,232,713	0.7%

				6,503,906	6,503,906	6,533,494
FKI Security Group LLC	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor(4)(7)	3/30/2020	14,625,000	14,625,000	14,232,611	1.9%

				14,625,000	14,625,000	14,232,611
Frontier Communications Corp.(9)	Telecommunications	Senior Secured First Lien Notes 10.250%(11)(13)	9/15/2022	2,000,000	2,000,000	2,020,000	0.3%

				2,000,000	2,000,000	2,020,000
Gastar Exploration USA, Inc.	Energy: Oil & Gas	Senior Secured First Lien Notes 8.625%(11)(13)	5/15/2018	5,400,000	5,407,859	4,522,500	0.6%

				5,400,000	5,407,859	4,522,500
Genex Holdings, Inc.(8)	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(7)	5/30/2022	9,500,000	9,526,867	9,194,765	1.3%

				9,500,000	9,526,867	9,194,765
GK Holdings, Inc.	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 9.500%, 1.000% Floor(3)	1/30/2022	10,000,000	10,000,000	9,654,600	1.3%

				10,000,000	10,000,000	9,654,600

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Green Field Energy Services, Inc.	Energy: Oil & Gas	Senior Secured First Lien Notes 13.000%(4)(5)(11)	11/15/2016	$766,616	$754,300	$157,156	0.0%
		Warrants/Equity(4)(6)		—	29,000	—	0.0%

				766,616	783,300	157,156
HBC Holdings LLC	Wholesale	Senior Secured First Lien Term Loans LIBOR + 5.750%, 1.000% Floor(4)(7)	3/30/2020	14,737,500	14,737,500	13,753,625	1.9%

				14,737,500	14,737,500	13,753,625
Heligear Acquisition Co.	Aerospace & Defense	Senior Secured First Lien Notes 10.250%(4)(11)	10/15/2019	15,000,000	15,000,000	15,672,000	2.1%

				15,000,000	15,000,000	15,672,000
Hill International, Inc.(9)	Construction & Building	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(4)(7)	9/28/2020	16,702,500	16,702,500	16,345,234	2.2%

				16,702,500	16,702,500	16,345,234
Holland Acquisition Corp.	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.000% Floor(7)	5/29/2018	4,515,605	4,472,159	4,044,808	0.6%

				4,515,605	4,472,159	4,044,808
Ignite Restaurant Group, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 7.000%, 1.000% Floor(7)	2/13/2019	8,901,116	8,813,567	8,752,289	1.2%

				8,901,116	8,813,567	8,752,289
IHS Intermediate, Inc.	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.000% Floor(7)	7/20/2022	25,000,000	25,000,000	24,785,250	3.4%

				25,000,000	25,000,000	24,785,250
Imagine! Print Solutions, LLC(9)	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 6.000%, 1.000% Floor(7)	3/30/2022	4,114,688	4,055,303	4,052,967	0.6%

				4,114,688	4,055,303	4,052,967
Interface Security Systems Holdings, Inc.	Services: Consumer	Senior Secured First Lien Notes 9.250%(11)(13)	1/15/2018	3,417,000	3,442,167	3,280,320	0.4%

				3,417,000	3,442,167	3,280,320
Invision Diversified, LLC	Services: Business	Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.000% Floor(4)(7)	6/30/2020	24,647,685	24,647,685	24,574,482	3.3%

				24,647,685	24,647,685	24,574,482
IPS Corporation	Wholesale	Senior Secured First Lien Term Loans LIBOR + 6.250%, 1.000% Floor(3)	2/5/2021	9,850,205	9,850,205	9,623,355	1.3%

				9,850,205	9,850,205	9,623,355
IronGate Energy Services, LLC	Energy: Oil & Gas	Senior Secured First Lien Notes 11.000%(11)	7/1/2018	3,000,000	2,973,811	568,320	0.1%

				3,000,000	2,973,811	568,320

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Isola USA Corp.(8)	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 8.250%, 1.000% Floor(7)	11/29/2018	$5,609,163	$5,683,191	$5,041,684	0.7%

				5,609,163	5,683,191	5,041,684
JAC Holding Corp.	Automotive	Senior Secured First Lien Notes 11.500%(4)(11)	10/1/2019	11,473,000	11,473,000	12,132,698	1.7%

				11,473,000	11,473,000	12,132,698
Jordan Reses Supply Company, LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loans LIBOR + 11.000%, 1.000% Floor(4)(7)	4/24/2020	5,000,000	5,000,000	5,048,350	0.7%

				5,000,000	5,000,000	5,048,350
Liquidnet Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(7)	5/22/2019	6,300,000	6,239,826	6,075,468	0.8%

				6,300,000	6,239,826	6,075,468
Livingston International, Inc.(8)(9)	Transportation: Cargo	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.250% Floor(7)	4/17/2020	2,658,504	2,655,187	2,534,937	0.3%

				2,658,504	2,655,187	2,534,937
Loar Group, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loans LIBOR + 9.250%, 1.000% Floor(3)	7/12/2022	15,000,000	15,000,000	15,000,000	2.0%

				15,000,000	15,000,000	15,000,000
LSF9 Atlantis Holdings, LLC	Retail	Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.000% Floor(4)(7)	1/15/2021	9,875,000	9,784,894	9,776,250	1.3%

				9,875,000	9,784,894	9,776,250
LTCG Holdings Corp.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(7)	6/6/2020	2,838,571	2,828,654	2,632,463	0.4%

				2,838,571	2,828,654	2,632,463
Maxim Crane Works LP	Capital Equipment	Senior Secured Second Lien Term Loans LIBOR + 9.250%, 1.000% Floor(7)	11/26/2018	6,500,000	6,303,594	6,456,645	0.9%

				6,500,000	6,303,594	6,456,645
Miller Heiman, Inc.	Services: Business	Senior Secured First Lien Term Loans LIBOR + 6.000%, 1.000% Floor(7)	9/30/2019	23,750,000	23,750,000	19,803,938	2.7%

				23,750,000	23,750,000	19,803,938
Nathan’s Famous, Inc.	Beverage & Food	Senior Secured First Lien Notes 10.000%(13)	3/15/2020	7,000,000	7,000,000	7,472,500	1.0%

				7,000,000	7,000,000	7,472,500
Nation Safe Drivers Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 2.000% Floor(4)(7)	9/29/2020	20,676,479	20,676,479	21,053,618	2.9%

				20,676,479	20,676,479	21,053,618

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
New Media Holdings II, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 6.250%, 1.000% Floor(7)	6/4/2020	$18,135,983	$18,119,882	$17,802,462	2.5%

				18,135,983	18,119,882	17,802,462
Newpage Corp.	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 9.500%, 1.500% Floor(3)	7/26/2017	1,633,333	1,633,333	1,633,333	0.2%
		Senior Secured First Lien Term Loans LIBOR + 9.500%, 1.500% Floor PIK(3)	7/26/2017	1,679,248	1,658,775	1,679,248	0.2%
		Senior Secured First Lien Term Loans LIBOR + 8.250%, 1.250% Floor(3)(5)	2/11/2021	8,116,667	8,046,658	1,004,438	0.1%

				11,429,248	11,338,766	4,317,019
Novetta Solutions, LLC	High Tech Industries	Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.000% Floor(7)	10/16/2023	11,000,000	10,899,291	10,644,810	1.5%

				11,000,000	10,899,291	10,644,810
Omnitracs, Inc.	High Tech Industries	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(7)	5/25/2021	7,000,000	7,012,121	6,273,750	0.9%

				7,000,000	7,012,121	6,273,750
Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loans LIBOR + 8.500%, 0.750% Floor, 3.000% PIK(4)(7)	12/31/2018	20,562,776	20,562,776	19,693,999	2.7%

				20,562,776	20,562,776	19,693,999
Payless Inc.(8)	Retail	Senior Secured Second Lien Term Loans LIBOR + 7.500%, 1.000% Floor(7)	3/11/2022	6,000,000	6,015,666	2,744,760	0.4%

				6,000,000	6,015,666	2,744,760
RealD, Inc.	Media: Diversified & Production	Equity/Warrants(4)(6)		—	297,962	3,162,793	0.4%
		Equity/Warrants 10.000% PIK(4)		—	7,449,038	4,584,213	0.6%

				—	7,747,000	7,747,006
Reddy Ice Corporation	Beverage & Food	Senior Secured Second Lien Term Loans LIBOR + 9.500%, 1.250% Floor(3)(4)	11/1/2019	2,000,000	2,000,000	1,595,320	0.2%

				2,000,000	2,000,000	1,595,320
Research Now Group, Inc.	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.000% Floor(7)	3/18/2022	15,000,000	15,000,000	14,141,700	1.9%

				15,000,000	15,000,000	14,141,700

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Response Team Holdings, LLC	Construction & Building	Preferred Equity 12% PIK(4)		$3,642,142	$3,384,734	$3,681,185	0.5%
		Warrants to purchase 3.70% of the outstanding common units(4)(6)		—	257,407	912,382	0.1%

				3,642,142	3,642,141	4,593,567
School Specialty, Inc.	Wholesale	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor(7)	6/11/2019	9,948,280	9,905,632	9,757,770	1.3%

				9,948,280	9,905,632	9,757,770
Ship Supply Acquisition Corporation	Services: Business	Senior Secured First Lien Term Loans LIBOR + 8.000%, 1.000% Floor(4)(7)	7/31/2020	24,062,500	24,062,500	23,924,381	3.3%

				24,062,500	24,062,500	23,924,381
Sizzling Platter, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 7.500%, 1.000% Floor(7)	4/29/2019	15,000,000	15,000,000	14,803,950	2.0%

				15,000,000	15,000,000	14,803,950
Southwest Dealer Services, Inc.	Automotive	Senior Secured First Lien Term Loans LIBOR + 6.000%, 1.000% Floor(4)(7)	3/16/2020	2,608,280	2,608,280	2,560,445	0.4%

				2,608,280	2,608,280	2,560,445
Survey Sampling International, LLC	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.000% Floor(7)	12/16/2021	24,000,000	24,000,000	23,777,280	3.2%

				24,000,000	24,000,000	23,777,280
Techniplas LLC	Automotive	Senior Secured First Lien Notes 10.000%(11)(13)	5/1/2020	6,000,000	6,000,000	4,470,000	0.6%

				6,000,000	6,000,000	4,470,000
The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(7)	5/22/2021	9,750,000	9,708,623	9,722,310	1.3%

				9,750,000	9,708,623	9,722,310
Touchtunes Interactive Networks, Inc.	Media: Diversified & Production	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.000% Floor(7)	5/27/2022	7,500,000	7,500,000	7,185,075	1.0%

				7,500,000	7,500,000	7,185,075
TravelCLICK, Inc.(8)	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(7)	11/6/2021	6,000,000	5,929,122	5,610,600	0.8%

				6,000,000	5,929,122	5,610,600
True Religion Apparel, Inc.	Retail	Senior Secured Second Lien Term Loans LIBOR + 10.000%, 1.000% Floor(14)	1/30/2020	4,000,000	3,886,782	—	0.0%

				4,000,000	3,886,782	—

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
U.S. Auto Sales, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 10.500%, 1.000% Floor(3)(4)	6/5/2020	$5,500,000	$5,500,000	$5,366,350	0.7%

				5,500,000	5,500,000	5,366,350
U.S. Well Services, LLC	Energy: Oil & Gas	Equity/Warrants(6)		—	173	—	0.0%

				—	173	—
Upland CLO, Ltd.(9)	Multi-Sector Holdings	Subordinated Notes 17.390% estimated yield(10)	4/20/2028	10,000,000	6,950,000	6,950,000	0.9%

				10,000,000	6,950,000	6,950,000
Valence Surface Technologies, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loans LIBOR + 5.500%, 1.000% Floor(3)	6/13/2019	4,621,984	4,601,294	4,456,379	0.6%

				4,621,984	4,601,294	4,456,379
Velocity Pooling Vehicle, LLC	Automotive	Senior Secured Second Lien Term Loans LIBOR + 7.250%, 1.000% Floor(4)(7)	5/13/2022	20,625,000	18,418,140	10,996,425	1.5%

				20,625,000	18,418,140	10,996,425
Vestcom International, Inc.	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(3)	9/30/2022	5,000,000	5,000,000	4,900,300	0.7%

				5,000,000	5,000,000	4,900,300
VOYA CLO 2016-2, LTD.(9)	Multi-Sector Holdings	Subordinated Notes 16.185% estimated yield(10)	7/19/2028	22,842,661	19,918,800	19,918,800	2.7%

				22,842,661	19,918,800	19,918,800
Watermill-QMC Midco, Inc.	Automotive	Equity(4)(6)		—	514,195	675,883	0.1%
		Senior Secured First Lien Term loans 13.000%(4)	6/30/2020	31,398,034	31,398,034	31,982,979	4.4%

				31,398,034	31,912,229	32,658,862
YP Holdings LLC(8)	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.250% Floor(7)	6/4/2018	3,130,435	3,148,647	3,102,887	0.4%

				3,130,435	3,148,647	3,102,887
Z Gallerie, LLC	Retail	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(3)	10/8/2020	4,706,477	4,664,912	4,635,315	0.6%

				4,706,477	4,664,912	4,635,315
Total non-controlled/non-affiliated investments					$941,804,086	$881,936,697	120.0%

Controlled/affiliated investments – 8.0%(15)
Nomida LLC	Construction & Building	Equity(6)(9)		—	5,400,000	5,400,000	0.8%
		Senior Secured First Lien Term Loans 10.000%	12/1/2020	8,100,000	8,100,000	8,114,742	1.1%

				8,100,000	13,500,000	13,514,742

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Sierra Senior Loan Strategy JV I LLC(9)(12)	Multi-Sector Holdings	Equity		$45,035,000	$45,035,000	$44,952,633	6.1%

				45,035,000	45,035,000	44,952,633

Total controlled/affiliated investments					$58,535,000	$58,467,375	8.0%

Money market fund – 6.4%
Federated Prime Obligations Fund		Money Market 0.02%		$46,822,912	$46,822,912	$46,822,912	6.4%

Total money market fund					$46,822,912	$46,822,912	6.4%

Derivative Instrument — Long Exposure					Notional Amount	Unrealized Appreciation (Depreciation)
Total return swap with Citibank, N.A. (Note 5)		Total Return Swap			$217,759,501	$(23,336,588)

					$217,759,501	$(23,336,588)

(1)	All of the Company’s investments are domiciled in the United States except for Atrium Innovations, Inc. and Livingston International, Inc., which are domiciled in Canada.
(2)	Percentage is based on net assets of $734,704,769 as of June 30, 2016.
(3)	The interest rate on these loans is subject to a base rate plus 1M LIBOR, which at June 30, 2016 was 0.47%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 1M LIBOR rate at June 30, 2016, the prevailing rate in effect at June 30, 2016 was the base rate plus the LIBOR floor.
(4)	An affiliated fund that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(5)	The investment was on non-accrual status as of June 30, 2016.
(6)	Security is non-income producing.
(7)	The interest rate on these loans is subject to a base rate plus 3M LIBOR, which at June 30, 2016 was 0.65%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3M LIBOR rate at June 30, 2016, the prevailing rate in effect at June 30, 2016 was the base rate plus the LIBOR floor.
(8)	Security is also held in the underlying portfolio of the total return swap with Citibank, N.A. (see Note 5). The Company’s total exposure to American Beacon Advisors, Inc., Payless, Inc., Genex Holdings, Inc., Isola USA Corp., Livingston International, Inc., TravelCLICK, Inc., and YP Holdings LLC is $6,842,907 or 0.9%, $8,602,710 or 1.2%, $12,137,402 or 1.7%, $8,735,434 or 1.2%, $4,504,381 or 0.6%, $15,281,725 or 2.1%, and $6,256,800 or 0.9%, respectively, of Net Assets as of June 30, 2016.
(9)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 10.6% of the Company’s portfolio at fair value.
(10)	This investment is in the equity class of a CLO security. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.
(11)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $59,503,776 and 8.1% of net assets as of June 30, 2016 and are considered restricted.
(12)	The investment has an unfunded commitment as of June 30, 2016. For further details see Note 11. Fair value includes an analysis of the unfunded commitment.
(13)	Represents securities in Level 2 in the ASC 820 table (see Note 4).
(14)	The interest rate on these loans is subject to a base rate plus 6M LIBOR, which at June 30, 2016 was 0.92%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 6M LIBOR rate at June 30, 2016, the prevailing rate in effect at June 30, 2016 was the base rate plus the LIBOR floor.
(15)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

1M	1 Month
3M	3 Month
6M	6 Month

See accompanying notes to consolidated financial statements.

Sierra Income Corporation

Consolidated Schedule of Investments

As of December 31, 2015

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Non-controlled/non-affiliated investments – 127.5%
AAR Intermediate Holdings, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 14.000%, 1.000% Floor(3)(4)(5)	3/30/2019	$11,622,797	$11,082,071	$6,241,367	0.9%
		Warrants to purchase 0.625% of outstanding company equity(4)(6)	3/30/2019	—	790,778	—	0.0%

				11,622,797	11,872,849	6,241,367
Access Media Holding LLC	Media: Broadcasting & Subscription	Common Stock(4)(6)		—	—	—	0.0%
		Preferred Equity 12.000%(4)		1,432,412	1,432,413	500,893	0.1%
		Senior Secured First Lien Term Loans 5.000%, 5.000% PIK(4)	7/22/2020	6,678,501	6,678,501	6,678,501	1.0%

				8,110,927	8,110,914	7,179,394
Advanced Diagnostic Holdings LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 8.750%, 0.875% Floor(3)(4)	12/11/2020	15,554,250	15,554,250	15,554,250	2.3%

				15,554,250	15,554,250	15,554,250
AESC Holding Corp., Inc.	Retail	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.000% Floor(3)(4)	5/27/2019	7,000,000	7,000,000	7,000,000	1.0%

				7,000,000	7,000,000	7,000,000
Alpha Media LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(8)(9)	4/30/2021	9,179,127	9,179,127	9,179,127	1.4%

				9,179,127	9,179,127	9,179,127
American Beacon Advisors, Inc.(10)	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.000% Floor(9)	4/30/2023	6,000,000	5,886,884	5,937,982	0.9%

				6,000,000	5,886,884	5,937,982
Anaren, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.000% Floor(9)	8/18/2021	10,000,000	9,918,443	9,642,999	1.4%

				10,000,000	9,918,443	9,642,999
Aperture Group, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 6.250%, 1.000% Floor(3)	8/29/2019	2,431,439	2,422,081	2,431,439	0.4%

				2,431,439	2,422,081	2,431,439
Associated Asphalt Partners, LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Notes 8.500%(7)(11)	2/15/2018	1,778,000	1,785,989	1,786,890	0.3%

				1,778,000	1,785,989	1,786,890
Asurion Corp.(10)	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 7.500%, 1.000% Floor(9)	3/3/2021	7,000,000	6,942,069	6,100,440	0.9%

				7,000,000	6,942,069	6,100,440

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Atrium Innovations, Inc.(12)	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loans LIBOR + 6.750%, 1.000% Floor(9)	8/13/2021	$5,000,000	$4,979,955	$4,256,250	0.6%

				5,000,000	4,979,955	4,256,250
Aviation Technical Services, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.000% Floor(3)(4)	3/31/2022	22,500,000	22,500,000	22,500,000	3.3%

				22,500,000	22,500,000	22,500,000
Backcountry.com, LLC	Retail	Senior Secured First Lien Term Loans LIBOR + 7.250%, 1.000% Floor(3)(4)	6/30/2020	35,029,079	35,029,079	34,971,465	5.2%

				35,029,079	35,029,079	34,971,465
Bennu Oil & Gas, LLC	Energy: Oil & Gas	Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.250% Floor, 2.500% PIK(9)	11/1/2018	5,574,581	5,571,210	1,700,247	0.3%

				5,574,581	5,571,210	1,700,247
Birch Communications, Inc.	Telecommunications	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(4)(9)	7/18/2020	14,531,250	14,306,446	14,089,203	2.1%

				14,531,250	14,306,446	14,089,203
Black Angus Steakhouses LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.000% Floor(3)(4)(8)	4/24/2020	21,043,527	21,043,527	20,959,730	3.1%

				21,043,527	21,043,527	20,959,730
Brundage-Bone Concrete Pumping, Inc.	Construction & Building	Senior Secured First Lien Notes 10.375%(7)	9/1/2021	7,500,000	7,625,073	7,428,542	1.1%

				7,500,000	7,625,073	7,428,542
Capstone Nutrition	Healthcare & Pharmaceuticals	Common Stock(4)(6)		—	300,000	—	0.0%
		Common Stock, Class B(4)(6)		—	9	9	0.0%
		Common Stock, Class C(4)(6)		—	—	—	0.0%
		Senior Secured First Lien Term Loans LIBOR + 11.500%, 1.000% Floor, 1.000% PIK(4)(9)	4/28/2019	18,702,625	18,702,625	13,839,943	2.1%

				18,702,625	19,002,634	13,839,952
Charming Charlie, Inc.	Retail	Senior Secured First Lien Term Loans LIBOR + 8.000%, 1.000% Floor(9)	12/24/2019	8,855,113	8,870,568	8,323,648	1.2%

				8,855,113	8,870,568	8,323,648
Collective Brands Finance, Inc.(10)	Retail	Senior Secured Second Lien Term Loans LIBOR + 7.500%, 1.000% Floor(9)	3/11/2022	6,000,000	6,016,708	2,517,288	0.4%

				6,000,000	6,016,708	2,517,288
ContMid Intermediate, Inc.	Automotive	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.000% Floor(3)(4)	10/25/2019	27,908,193	27,908,193	27,648,200	4.1%

				27,908,193	27,908,193	27,648,200

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
ConvergeOne Holdings Corp.	Telecommunications	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 1.000% Floor(3)(4)	6/17/2021	$12,500,000	$12,395,454	$12,109,427	1.8%

				12,500,000	12,395,454	12,109,427
Cornerstone Chemical Company	Chemicals, Plastics & Rubber	Senior Secured First Lien Notes 9.375%(7)(11)	3/15/2018	2,500,000	2,562,636	2,253,125	0.3%

				2,500,000	2,562,636	2,253,125
CP OpCo, LLC	Services: Consumer	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(4)(9)	9/30/2020	3,000,000	3,000,000	3,000,000	0.4%

				3,000,000	3,000,000	3,000,000
CRGT, Inc.	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(4)(9)	12/19/2020	4,813,291	4,813,291	4,791,015	0.7%

				4,813,291	4,813,291	4,791,015
DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 9.000% PIK, 1.500% Floor(3)(4)	2/10/2018	4,030,023	4,030,023	4,022,550	0.6%
		Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.500% Floor(3)(4) 8)	11/10/2019	19,523,810	19,523,810	19,569,138	2.9%
		Warrants to purchase 4.2% of the outstanding equity(4) 6)	2/10/2018	—	769,231	1,640,082	0.2%

				23,553,833	24,323,064	25,231,770
Drew Marine Partners, LP	Transportation: Cargo	Senior Secured Second Lien Term Loans LIBOR + 7.000%, 1.000% Floor(9)	5/19/2021	10,000,000	10,066,712	9,539,857	1.4%

				10,000,000	10,066,712	9,539,857
Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor(4)(13)	3/6/2018	9,125,000	9,125,000	8,841,760	1.3%

				9,125,000	9,125,000	8,841,760
EarthLink, Inc.(12)	Telecommunications	Senior Secured First Lien Notes 7.375%(7)(11)	6/1/2020	2,450,000	2,440,823	2,495,937	0.4%

				2,450,000	2,440,823	2,495,937
First Boston Construction Holdings, LLC	Banking, Finance,	Preferred Equity(4)(6)		—	878,907	878,907	0.1%
	Insurance & Real Estate	Senior Secured First Lien Notes 12.000%(4)(8)	12/31/2020	3,515,625	3,515,625	3,515,629	0.5%

				3,515,625	4,394,532	4,394,536
FKI Security Group LLC	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor(3)(4)	3/30/2020	14,812,500	14,812,500	14,479,785	2.1%

				14,812,500	14,812,500	14,479,785
Frontier Communications Corp.(12)	Telecommunications	Senior Secured First Lien Notes 10.250%(7)(11)	9/15/2022	2,000,000	2,000,000	1,992,500	0.3%

				2,000,000	2,000,000	1,992,500

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Gastar Exploration USA, Inc.	Energy: Oil & Gas	Senior Secured First Lien Notes 8.625%(7)(11)	5/15/2018	$5,400,000	$5,409,861	$2,828,250	0.4%

				5,400,000	5,409,861	2,828,250
Genex Holdings, Inc.(10)	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(9)	5/30/2022	9,500,000	9,528,566	9,269,729	1.4%

				9,500,000	9,528,566	9,269,729
GK Holdings, Inc.	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 9.500%, 1.000% Floor(3)	1/20/2022	10,000,000	10,000,000	9,505,351	1.4%

				10,000,000	10,000,000	9,505,351
Green Field Energy Services, Inc.	Energy: Oil & Gas	Senior Secured First Lien Notes 13.000%(4)(5)(7)	11/15/2016	766,616	754,768	157,156	0.0%
		Warrants/Equity(4)(6)		—	29,000	—	0.0%

				766,616	783,768	157,156
GTCR Valor Companies, Inc.	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(9)	5/30/2021	2,913,869	2,889,196	2,893,847	0.4%
		Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.000% Floor(9)	11/30/2021	4,000,000	3,965,863	3,876,807	0.6%

				6,913,869	6,855,059	6,770,654
HBC Holdings, LLC	Wholesale	Senior Secured First Lien Term Loans LIBOR + 5.750%, 1.000% Floor(4)(9)	3/30/2020	14,812,500	14,812,500	14,025,813	2.1%

				14,812,500	14,812,500	14,025,813
Heligear Acquisition Co.	Aerospace & Defense	Senior Secured First Lien Notes 10.250%(4)(7)	10/15/2019	15,000,000	15,000,000	15,209,164	2.3%

				15,000,000	15,000,000	15,209,164
Hill International, Inc.(12)	Construction & Building	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(4)(9)	9/26/2020	16,787,500	16,787,500	16,524,481	2.5%

				16,787,500	16,787,500	16,524,481
Holland Acquisition Corp.	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.000% Floor(9)	5/29/2018	4,550,691	4,497,331	3,952,221	0.6%

				4,550,691	4,497,331	3,952,221
Ignite Restaurant Group, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 7.000%, 1.000% Floor(9)	2/13/2019	9,310,973	9,204,898	9,192,804	1.4%

				9,310,973	9,204,898	9,192,804
IHS Intermediate, Inc.	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.000% Floor(9)	7/20/2022	25,000,000	25,000,000	25,000,000	3.7%

				25,000,000	25,000,000	25,000,000
Interface Security Systems, Inc.	Services: Consumer	Senior Secured First Lien Notes 9.250%(7)(11)	1/15/2018	3,417,000	3,449,657	3,348,660	0.5%

				3,417,000	3,449,657	3,348,660

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Invision Diversified, LLC	Services: Business	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor(3)(4)	6/30/2020	$24,875,000	$24,875,000	$24,658,836	3.7%

				24,875,000	24,875,000	24,658,836
IPS Corporation	Wholesale	Senior Secured First Lien Term Loans LIBOR + 6.250%, 1.000% Floor(14)	2/5/2021	9,875,139	9,875,139	9,527,050	1.4%

				9,875,139	9,875,139	9,527,050
IronGate Energy Services, LLC	Energy: Oil & Gas	Senior Secured First Lien Notes 11.000%(7)	7/1/2018	3,000,000	2,968,199	1,639,824	0.2%

				3,000,000	2,968,199	1,639,824
Isola USA Corp.(10)	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 8.250%, 1.000% Floor(9)	11/29/2018	5,723,899	5,815,211	5,046,729	0.7%

				5,723,899	5,815,211	5,046,729
JAC Holding Corp.	Automotive	Senior Secured First Lien Notes 11.500%(4)(7)	10/1/2019	12,000,000	12,000,000	12,182,259	1.8%

				12,000,000	12,000,000	12,182,259
Jordan Reses Supply Company, LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loans LIBOR + 11.000%, 1.000% Floor(3)(4)	4/24/2020	5,000,000	5,000,000	4,996,309	0.7%

				5,000,000	5,000,000	4,996,309
Liquidnet Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(9)	5/22/2019	6,475,000	6,404,231	6,266,994	0.9%

				6,475,000	6,404,231	6,266,994
Livingston International, Inc.(10)(12)	Transportation: Cargo	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.250% Floor(9)	4/18/2020	2,658,504	2,654,864	2,453,765	0.4%

				2,658,504	2,654,864	2,453,765
LTCG Holdings Corp.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(9)	6/6/2020	2,838,571	2,827,577	2,635,361	0.4%

				2,838,571	2,827,577	2,635,361
Miller Heiman, Inc.	Services: Business	Senior Secured First Lien Term Loans LIBOR + 5.750%, 1.000% Floor(9)	9/30/2019	24,062,500	24,062,500	22,595,225	3.4%

				24,062,500	24,062,500	22,595,225
Nathan’s Famous, Inc.	Beverage & Food	Senior Secured First Lien Notes 10.000%	3/15/2020	7,000,000	7,000,000	7,344,926	1.1%

				7,000,000	7,000,000	7,344,926
Nation Safe Drivers Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 2.000% Floor(4)(9)	9/29/2020	20,676,479	20,676,479	20,357,441	3.0%

				20,676,479	20,676,479	20,357,441
New Media Holdings II, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 6.250%, 1.000% Floor(9)	6/4/2020	18,228,044	18,210,156	17,977,409	2.7%

				18,228,044	18,210,156	17,977,409

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Newpage Corp.	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 8.250%, 1.250% Floor(5)(9)	2/11/2021	$9,750,000	$9,648,176	$3,503,868	0.5%

				9,750,000	9,648,176	3,503,868
Northern Lights MIDCO, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 9.500%, 1.500% Floor(3)(4)	11/21/2019	4,523,750	4,523,750	4,588,252	0.7%

				4,523,750	4,523,750	4,588,252
Novetta Solutions LLC	High Tech Industries	Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.000% Floor(3)	10/15/2023	11,000,000	10,892,695	10,890,000	1.6%

				11,000,000	10,892,695	10,890,000
Omnitracs, Inc.	High Tech Industries	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(9)	5/25/2021	7,000,000	7,012,936	6,710,175	1.0%

				7,000,000	7,012,936	6,710,175
Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loans LIBOR + 8.500%, 0.750% Floor, 3.000% PIK(4)(9)	12/31/2018	20,288,028	20,288,028	19,383,182	2.9%

				20,288,028	20,288,028	19,383,182
Physiotherapy Corporation	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor(9)	6/4/2021	7,481,250	7,481,250	7,471,986	1.1%

				7,481,250	7,481,250	7,471,986
Reddy Ice Corporation	Beverage & Food	Senior Secured Second Lien Term Loans LIBOR + 9.500%, 1.250% Floor(4)(9)	11/1/2019	2,000,000	2,000,000	1,548,874	0.2%

				2,000,000	2,000,000	1,548,874
Research Now Group, Inc.	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.000% Floor(9)	3/18/2022	15,000,000	15,000,000	14,283,218	2.1%

				15,000,000	15,000,000	14,283,218
Response Team Holdings, LLC	Construction & Building	Preferred Equity 12% PIK(4)	3/28/2019	3,430,847	3,173,440	3,267,264	0.5%
		Senior Secured First Lien Term Loans LIBOR + 8.500%, 2.000% Floor, 1.000% PIK(3)(4)	3/28/2019	16,161,908	16,161,908	16,298,673	2.4%
		Warrants to purchase 3.70% of the outstanding common units(4)(6)		—	257,407	895,051	0.1%

				19,592,755	19,592,755	20,460,988
School Specialty, Inc.	Wholesale	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor(3)	6/11/2019	10,087,334	10,035,592	9,943,063	1.5%

				10,087,334	10,035,592	9,943,063
Ship Supply Acquisition Corporation	Services: Business	Senior Secured First Lien Term Loans LIBOR + 8.000%, 1.000% Floor(3)(4)(8)	7/31/2020	24,687,500	24,687,500	24,687,499	3.7%

				24,687,500	24,687,500	24,687,499

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Sizzling Platter, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 7.500%, 1.000% Floor(9)	4/28/2020	$15,000,000	$15,000,000	$14,865,921	2.2%

				15,000,000	15,000,000	14,865,921
Software Paradigms International Group, LLC	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 8.000%, 1.000% Floor(4)(8)(9)	5/22/2020	32,098,298	32,098,298	32,044,613	4.8%

				32,098,298	32,098,298	32,044,613
Southwest Dealer Services, Inc.	Automotive	Senior Secured First Lien Term Loans LIBOR + 6.000%, 1.000% Floor(3)(4)	3/16/2020	2,677,738	2,677,738	2,635,463	0.4%

				2,677,738	2,677,738	2,635,463
Survey Sampling International, LLC	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.000% Floor(9)	12/16/2021	24,000,000	24,000,000	22,978,470	3.4%

				24,000,000	24,000,000	22,978,470
Techniplas LLC	Automotive	Senior Secured First Lien Notes 10.000%(7)(11)	5/1/2020	6,000,000	6,000,000	4,290,000	0.6%

				6,000,000	6,000,000	4,290,000
The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(3)	5/22/2021	9,875,000	9,829,704	9,865,262	1.5%

				9,875,000	9,829,704	9,865,262
TouchTunes Interactive Networks, Inc.	Media: Diversified & Production	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.000% Floor(9)	5/29/2022	7,500,000	7,500,000	7,222,625	1.1%

				7,500,000	7,500,000	7,222,625
TravelCLICK, Inc.(10)	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(9)	11/6/2021	6,000,000	5,924,246	5,663,438	0.8%

				6,000,000	5,924,246	5,663,438
True Religion Apparel, Inc.	Retail	Senior Secured Second Lien Term Loans LIBOR + 10.000%, 1.000% Floor(13)	1/30/2020	4,000,000	3,875,200	144,856	0.0%

				4,000,000	3,875,200	144,856
U.S. Auto Sales Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 10.500%, 1.000% Floor(3)(4)	6/8/2020	5,500,000	5,500,000	5,402,354	0.8%

				5,500,000	5,500,000	5,402,354
U.S. Well Services, LLC	Energy: Oil & Gas	Warrants(6)	2/21/2019	—	173	—	0.0%

				—	173	—
Valence Surface Technologies, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loans LIBOR + 5.500%, 1.000% Floor(9)	6/13/2019	4,682,801	4,658,352	4,516,541	0.7%

				4,682,801	4,658,352	4,516,541
Velocity Pooling Vehicle, LLC	Automotive	Senior Secured Second Lien Term Loans LIBOR + 7.250%, 1.000% Floor(4)(9)	5/14/2022	20,625,000	18,245,261	14,441,745	2.1%

				20,625,000	18,245,261	14,441,745

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Vestcom International, Inc.	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(13)	9/30/2022	$5,000,000	$5,000,000	$4,947,615	0.7%

				5,000,000	5,000,000	4,947,615
Watermill-QMC Midco, Inc.	Automotive	Equity(4)(6)		—	514,195	661,630	0.1%
		Senior Secured First Lien Term Loans 12.000%, 1.000% PIK(4)	6/30/2020	26,657,799	26,657,799	26,683,851	4.0%

				26,657,999	27,171,994	27,345,481
YP LLC(10)	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.250% Floor(9)	6/4/2018	3,130,435	3,153,210	3,091,531	0.5%

				3,130,435	3,153,210	3,091,531
Z Gallerie, LLC	Retail	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(13)	10/8/2020	4,730,307	4,684,722	4,688,655	0.7%

				4,730,307	4,684,722	4,688,655

Total non-controlled/non-affiliated investments					$911,640,087	$859,500,211	127.5%

Controlled/affiliated investments(15) – 7.1%(1)(2)
Nomida LLC	Construction &	Equity(6)		—	5,400,000	5,400,000	0.8%
	Building	Senior Secured First Lien Term Loans 10.000%	12/1/2020	8,100,000	8,100,000	8,100,042	1.2%

				8,100,000	13,500,000	13,500,042
Sierra Senior Loan Strategy JV I LLC	Multi-Sector Holdings	Equity		34,272,500	34,272,500	34,362,191	5.1%

				34,272,500	34,272,500	34,362,191

Total controlled/affiliated investments					$47,772,500	$47,862,233	7.1%

Money market fund – 2.3%
Federated Prime Obligations Fund		Money Market 0.01%		$15,456,069	$15,456,069	$15,456,069	2.3%

Total money market fund					$15,456,069	$15,456,069	2.3%

Derivative Instrument - Long Exposure					Notional Amount	Unrealized Appreciation (Depreciation)
Total return swap with Citibank, N.A. (Note 5)		Total Return Swap			$206,455,990	$(27,365,819)

					$206,455,990	$(27,365,819)

(1)	All of the Company’s investments are domiciled in the United States except for Atrium Innovations, Inc. and Livingston International, Inc. which are domiciled in Canada.
(2)	Percentage is based on net assets of $674,124,099 as of December 31, 2015.
(3)	The interest rate on these loans is subject to a base rate plus 1 Month (“1M”) LIBOR, which at December 31, 2015 was 0.43%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 1M LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR floor.
(4)	An affiliated fund that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(5)	The investment was on non-accrual status as of December 31, 2015.

See accompanying notes to consolidated financial statements.

(6)	Security is non-income producing.
(7)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $55,612,309 and 14.8% of net assets as of December 31, 2015 and are considered restricted.
(8)	The investment has an unfunded commitment as of December 31, 2015. For further details see Note 11. Fair value includes an analysis of the unfunded commitment.
(9)	The interest rate on these loans is subject to a base rate plus 3 Month (“3M”) LIBOR, which at December 31, 2015 was 0.61%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3M LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR floor.
(10)	Security is also held in the underlying portfolio of the total return swap with Citibank, N.A. (see Note 5). The Company’s total exposure to American Beacon Advisors, Inc., Asurion Corp., Collective Brands Finance, Inc., Genex Holdings, Inc., Isola USA Corp., Livingston International, Inc., TravelCLICK, Inc., and YP LLC is $6,930,495 or 1.0%, $10,824,121 or 1.6%, $8,405,126 or 1.2%, $12,227,341 or 1.8%, $8,814,354 or 1.3%, $4,423,208 or 0.7%, $15,382,512 or 2.3%, $6,245,444 or 0.9%, respectively, of Net Assets as of December 31, 2015.
(11)	Represents securities in Level 2 in the ASC 820 table (see Note 4).
(12)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 4.1% of the Company’s portfolio at fair value.
(13)	The interest rate on these loans is subject to a base rate plus 6 Month (“6M”) LIBOR, which at December 31, 2015 was 0.85%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 6M LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR floor.
(14)	The interest rate on these loans is subject to a base rate plus 2 Month (“2M”) LIBOR, which at December 31, 2015 was 0.51%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 2M LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR floor.
(15)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

See accompanying notes to consolidated financial statements.

SIERRA INCOME CORPORATION

Notes to Consolidated Financial Statements

June 30, 2016

(unaudited)

Note 1. Organization

Sierra Income Corporation (the “Company”) was incorporated under the general corporation laws of the State of Maryland on June 13, 2011 and formally commenced operations on April 17, 2012. The Company is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the 1940 Act. The Company is externally managed by SIC Advisors LLC (“SIC Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). SIC Advisors is a majority owned subsidiary of Medley LLC, which is controlled by Medley Management Inc., a publicly traded asset management firm (NYSE: MDLY), which in turn is controlled by Medley Group LLC, an entity wholly-owned by the senior professionals of Medley LLC. The term “Medley” refers to the collective activities of Medley Capital LLC, Medley LLC, Medley Management Inc., Medley Group LLC, SIC Advisors, associated investment funds and their respective affiliates. The Company has elected and intends to continue to qualify to be treated for U.S. federal income tax purposes as a Regulated Investment Company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s fiscal year-end is December 31st.

On April 17, 2012, the Company successfully reached its minimum escrow requirement and officially commenced operations by issuing 1,108,033 shares of common stock to SIC Advisors for gross proceeds of $10,000,000. The Company’s offering period is currently scheduled to terminate on April 17, 2017, unless further extended. As of June 30, 2016, the Company has sold a total of 90,539,160 shares of common stock, which includes shares issued as part of the distribution reinvestment plan (see Note 13), for total proceeds of $921 million, which includes the shares sold to SIC Advisors. The proceeds from the issuance of common stock are presented in the Company’s consolidated statements of changes in net assets and consolidated statements of cash flows and are presented net of selling commissions and dealer manager fees.

On August 15, 2013, the Company formed Arbor Funding LLC (“Arbor”), a wholly-owned financing subsidiary (see Note 5).

On June 18, 2014, the Company formed Alpine Funding LLC (“Alpine”), a wholly-owned financing subsidiary (see Note 6).

The Company has formed and expects to continue to form certain taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for U.S. federal income tax purposes. These Taxable Subsidiaries allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

The Company’s investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. The Company intends to meet its investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on senior secured debt, second lien debt and, to a lesser extent, subordinated debt. The Company will originate transactions sourced through SIC Advisors’ direct origination network, and also expects to acquire debt securities through the secondary market. The Company may make equity investments in companies that it believes will generate appropriate risk adjusted returns, although it does not expect such investments to be a substantial portion of the portfolio.

Note 2. Significant Accounting Policies

Basis of Presentation

The Company follows the accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946 — Financial Services, Investment Companies (“ASC 946”). The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and includes the accounts of the Company and its wholly-owned subsidiaries, Alpine, Arbor, and the Taxable Subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. Additionally, the accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited interim financial results included herein contain all adjustments and reclassifications that are necessary for the fair presentation of financial statements for the periods included herein. Therefore, this Form 10-Q should be read in conjunction with the Company’s annual report on Form 10-K for the year ended December 31, 2015, which was filed with the U.S. Securities and Exchange Commission (“SEC”) on March 9, 2016. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2016.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments or investments with original maturities of three months or less. Cash and cash equivalents include deposits in a money market account. The Company deposits its cash in a financial institution which, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Offering Costs

Offering costs incurred directly by the Company are expensed in the period incurred. See Note 7 regarding offering costs paid for by SIC Advisors.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred Financing Costs

Financing costs, incurred in connection with the Company’s credit facilities (see Note 6), are deferred and amortized over the life of each facility, respectively.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Revenue Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. The Company records amortized or accreted discounts or premiums as interest income using the effective interest method. Dividend income, if any, is recognized on an accrual basis to the extent that the Company expects to collect such amount.

Fee income associated with investments in portfolio companies are recognized as income in the period that the Company becomes entitled to such fees. Other fees related to loan administration requirements are capitalized as deferred revenue and recorded into income over the respective period.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

The Company holds debt and preferred equity investments that contain a payment-in-kind (“PIK”) interest provision. PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the three and six months ended June 30, 2016, the Company earned $1,913,901 and $3,486,531 in PIK interest, respectively. For the three and six months ended June 30, 2015, the Company earned $323,005 and $670,158 in PIK interest, respectively.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation/(depreciation) on investments in the consolidated statements of operations. For total return swap transactions (see Note 5), periodic payments are received or made at the end of each settlement period, but prior to settlement are recorded as realized gains or losses on total return swap in the consolidated statements of operations.

Management reviews all loans that become 90 days or more past due on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on management’s designation of non-accrual status. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although the Company may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection. At June 30, 2016, four portfolio investments were on non-accrual status with a fair value of $22,569,995 or 2.40% of the fair value of the Company’s portfolio. At December 31, 2015, three portfolio investments were on non-accrual status with a fair value of $9,902,391 or 1.09% of the fair value of the Company’s portfolio.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, the Company would be deemed to “control” a portfolio company if it owns more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. The Company refers to such investments in portfolio companies that it “controls” as “Controlled Investments.” Under the 1940 Act, the Company would be deemed to be an “Affiliated Person” of a portfolio company if it owns between 5% and 25% of the portfolio company’s outstanding voting securities or if it is under common control with such portfolio company. The Company refers to such investments in Affiliated Persons as “Affiliated Investments.”

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. The Company weighs the use of third-party broker quotations, if any, in determining fair value based on management’s understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

Investments in investment funds are valued at fair value. Fair values are generally determined utilizing the net asset value (“NAV”) supplied by, or on behalf of, management of each investment fund, which is net of management and incentive fees or allocations charged by the investment fund and is in accordance with the “practical expedient”, as defined by ASC 820. NAV’s received by, or on behalf of, management of each investment fund are based on the fair value of the investment funds’ underlying investments in accordance with policies established by management of each investment fund, as described in each of their financial statements and offering memorandum.

The methodologies utilized by the Company in estimating its fair value of its investments categorized as Level 3 generally fall into the following two categories:

•

The “Market Approach” uses prices and other relevant information generated by market transactions involving identical or comparable assets, liabilities, or a group of assets and liabilities, such as a business.

•

The “Income Approach” converts future amounts (for example, cash flows or income and expenses) to a single current (that is, discounted) amount. When the Income Approach is used, the fair value measurement reflects current market expectations about those future amounts.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on market data obtained from the third-party valuation firms, the Company uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, the Company weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, the Company may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model. The Company may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

The methodologies and information that the Company utilizes when applying the Market Approach for performing investments includes, among other things:

•	valuations of comparable public companies (“Guideline Comparable Approach”),

•	recent sales of private and public comparable companies (“Guideline Comparable Approach”),

•	recent acquisition prices of the company, debt securities or equity securities (“Acquisition Price Approach”),

•	external valuations of the portfolio company, offers from third parties to buy the company (“Estimated Sales Proceeds Approach”),

•	subsequent sales made by the company of its investments (“Expected Sales Proceeds Approach”); and

•	estimating the value to potential buyers.

The methodologies and information that the Company utilizes when applying the Income Approach for performing investments includes:

•	discounting the forecasted cash flows of the portfolio company or securities (“Discounted Cash Flow” or “DCF” Approach”); and

•	Black-Scholes model or simulation models or a combination thereof (Income Approach – Option Model) with respect to the valuation of warrants.

Over-the-counter derivative contracts, such as total return swaps (see Note 5) are fair valued using models that measure the change in fair value of reference assets underlying the swaps offset against any fees payable to the swap counterparty. The fair values of the reference assets underlying the swaps are determined using similar methods as described above for debt and equity investments where the Company also invests directly in such assets.

The Company undertakes a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	the Company’s quarterly valuation process begins with each portfolio investment being initially valued by the investment professionals responsible for monitoring the portfolio investment;

•	conclusions are then documented and discussed with senior management; and

•

an independent valuation firm engaged by the Company’s board of directors prepares an independent valuation report for approximately one-third of the portfolio investments each quarter on a rotating quarterly basis on non-fiscal year-end quarters, such that each of these investments will be valued by an independent valuation firm at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms.

In addition, all of the Company’s investments are subject to the following valuation process:

•	management reviews preliminary valuations and its own independent assessment;

•	the independent audit committee of the Company’s board of directors reviews the preliminary valuations of senior management and independent valuation firms; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of SIC Advisors, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fair Value of Financial Instruments

The carrying amounts of certain of the Company’s financial instruments, including cash and accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of the Company’s long-term obligations are discussed in Note 4.

U.S. Federal Income Taxes

The Company has elected to be treated as a RIC under subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of its investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax-exempt interest income (which is the excess of the Company’s gross tax-exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. To the extent the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for U.S. federal excise tax purposes, the Company accrues U.S. federal excise tax, if any, on estimated excess taxable income as taxable income is earned.

The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the unrealized gains generated by the investments held by the Taxable Subsidiaries. As of June 30, 2016 and December 31, 2015, the Company recorded a deferred tax liability of $378,460 and $298,827, respectively, on the consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net gain/(loss) on investments and total return swap in the consolidated statements of operations.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount, the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as PIK interest income and interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

Although the Company files federal and state tax returns, the Company’s major tax jurisdiction is the United States federal jurisdiction. The Company’s federal tax returns from inception-to-date remain subject to examination by the Internal Revenue Service.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. There were no interest or penalties due to material uncertain income tax positions at June 30, 2016 or 2015.

The following table reflects, for U.S. federal income tax purposes, the sources of the cash distributions that the Company has paid on its common stock during the six months ended June 30, 2016 and 2015:

	Six months ended June 30, 2016 (unaudited)		Six months ended June 30, 2015 (unaudited)
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Return of capital from offering proceeds	$—	—%	$—	—%
Return of capital from borrowings	—	—	—	—
Ordinary income(1)	34,930,780	100.0	25,374,463	100.0
Net realized gain	—	—	—	—
Return of capital (other)	—	—	—	—

Distributions on a tax basis:	$34,930,780	100.0%	$25,374,463	100.0%

(1)	For the six months ended June 30, 2016 and 2015, if expense support payments of $10,703,502 and $3,935,012, respectively were not made by SIC Advisors pursuant to the Expense Support and Reimbursement Agreement (defined below), approximately 31% and 16% of the distributions, respectively, would have been characterized as returns of capital for GAAP purposes.

Segments

The Company invests in various industries. The Company separately evaluates the performance of each of its investment relationships. However, because each of these investment relationships has similar business and economic characteristics, they have been aggregated into a single investment segment. All applicable segment disclosures are included in or can be derived from the Company’s consolidated financial statements. See Note 3 for further information.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

SIC Advisors has broad discretion in making investments for the Company. Investments generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuates.

The value of the Company’s investments in loans and bonds may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as the Company’s borrowers, and those for which market yields are observable, increase materially.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Recent Accounting Pronouncements

In August, 2014, the FASB released Accounting Standards Update 2014-15, Presentation of Financial Statements — Going Concern (Subtopic 205-40) (“ASU 2014-15”). ASU 2014-15 requires the Company to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within the one year period subsequent to the date that the financial statements are issued or within the one year period subsequent the date that the financial statements are available to be issued. ASU 2014-15 becomes effective for fiscal periods ending after December 15, 2016; however, early adoption is permitted. The Company has not elected to early adopt ASU 2014-15 and is considering its effects upon the financial statements.

In May 2015, the FASB issued ASU 2015-07 Fair Value Measurements: Disclosures for Investments in Certain Entitles that Calculate Net Asset Value per Share (or its Equivalent). The pronouncement removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using NAV per share practical expedient. The pronouncement also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to the investments for which the entity has not elected to measure the fair value using that practical expedient. For public business entities, the guidance becomes effective and will be applied retrospectively for fiscal years beginning after December 15, 2015 and interim periods within those years; however, early adoption is permitted. The Company elected to adopt the pronouncement, therefore the Company excluded all investments in affiliated entities fair valued using the practical expedient from the fair value hierarchy.

In April 2015, the FASB issued ASU 2015-03, Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). ASU 2015-03 requires that the debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. For public business entities, the guidance is effective for annual and interim periods beginning after December 15, 2015. Prior to adoption, the Company recorded deferred debt issuance costs as deferred financing costs as an asset on the consolidated statements of assets and liabilities. Upon adoption, the Company reclassified all of these costs as unamortized debt issuance costs that reduce debt in the liabilities on the consolidated statements of assets and liabilities and retrospectively reclassified $3,239,404 million of deferred debt issuance costs that were previously presented as deferred financing costs as an asset as of December 31, 2015 (see Note 6).

Note 3. Investments

The following table shows the composition of the Company’s portfolio investments by industry classification at fair value at June 30, 2016:

	Fair Value	Percentage
Services: Business	$155,284,241	16.5%
Automotive	95,186,859	10.1%
Multi-Sector Holdings	83,783,933	8.9%
Hotel, Gaming & Leisure	72,918,014	7.7%
Aerospace & Defense	67,319,829	7.2%
Banking, Finance, Insurance & Real Estate	65,745,539	7.0%
Retail	60,019,194	6.4%
Construction & Building	42,094,168	4.5%
Healthcare & Pharmaceuticals	39,424,726	4.2%
Wholesale	33,134,750	3.5%
Telecommunications	30,591,800	3.2%
Media: Advertising, Printing & Publishing	29,275,335	3.1%
High Tech Industries	26,614,615	2.8%
Energy: Oil & Gas	26,032,314	2.8%
Capital Equipment	20,689,256	2.2%
Metals & Mining	19,693,999	2.1%
Media: Broadcasting & Subscription	16,534,663	1.8%
Media: Diversified & Production	14,932,081	1.6%
Chemicals, Plastics & Rubber	13,909,019	1.5%
Transportation: Cargo	11,990,637	1.3%
Beverage & Food	9,067,820	1.0%
Services: Consumer	6,161,280	0.6%

Total	$940,404,072	100.0%

The following table shows the composition of the Company’s portfolio investments by industry classification at fair value at December 31, 2015:

	Fair Value	Percentage
Services: Business	$158,521,476	17.5%
Automotive	88,543,148	9.8%
Hotel, Gaming & Leisure	75,913,663	8.4%
Banking, Finance, Insurance & Real Estate	67,384,528	7.4%
High Tech Industries	66,253,186	7.3%
Construction & Building	57,914,053	6.4%
Retail	57,645,912	6.3%
Aerospace & Defense	51,868,704	5.7%
Healthcare & Pharmaceuticals	46,118,747	5.1%
Multi-Sector Holdings	34,362,191	3.8%
Wholesale	33,495,926	3.7%
Telecommunications	30,687,067	3.4%
Energy: Oil & Gas	25,360,825	2.8%
Media: Advertising, Printing & Publishing	24,572,808	2.7%
Metals & Mining	19,383,182	2.1%
Media: Broadcasting & Subscription	16,358,521	1.8%
Capital Equipment	14,479,785	1.6%
Transportation: Cargo	11,993,622	1.3%
Beverage & Food	8,893,800	1.0%
Media: Diversified & Production	7,222,625	0.8%
Services: Consumer	6,348,660	0.7%
Chemicals, Plastics & Rubber	4,040,015	0.4%

Total	$907,362,444	100.0%

See Note 5 for industry classifications of the underlying TRS reference assets as of June 30, 2016 and December 31, 2015.

The following table summarizes the amortized cost and the fair value of the Company’s portfolio investments as of June 30, 2016:

	Amortized Cost	Percentage	Value	Percentage
Senior secured first lien term loans	$506,857,938	50.7	$475,846,803	50.6%
Senior secured second lien term loans	311,586,570	31.2	287,503,491	30.6
Senior secured first lien notes	75,936,590	7.6	72,208,989	7.7
Sierra Senior Loan Strategy JV I LLC	45,035,000	4.5	44,952,633	4.8
Subordinated Notes	38,474,623	3.8	38,831,300	4.1
Warrants/Equity	22,448,365	2.2	21,060,856	2.2

Total	$1,000,339,086	100.0%	$940,404,072	100.0%

The following table summarizes the amortized cost and the fair value of the Company’s portfolio investments as of December 31, 2015:

	Amortized Cost	Percentage	Value	Percentage
Senior secured first lien term loans	$538,120,165	56.1	$514,638,093	56.7%
Senior secured second lien term loans	300,961,738	31.3	278,645,462	30.7
Senior secured first lien notes	72,512,631	7.6	66,472,862	7.3
Sierra Senior Loan Strategy JV I LLC	34,272,500	3.6	34,362,191	3.8
Warrants/Equity	13,545,553	1.4	13,243,836	1.5

Total	$959,412,587	100.0%	$907,362,444	100.0%

The following table shows the composition of the Company’s portfolio investments by geography classification at fair value at June 30, 2016:

Geography	Fair Value	Percentage
United States	$901,758,135	95.9%
Cayman Islands	31,881,300	3.4
Canada	6,764,637	0.7

Total	$940,404,072	100.0%

The following table shows the composition of the Company’s portfolio investments by geography classification at fair value at December 31, 2015:

Geography	Fair Value	Percentage
United States	$900,652,429	99.3%
Canada	6,710,015	0.7

Total	$907,362,444	100.0%

During the six months ended June 30, 2016, the Company had investments in portfolio companies designated as controlled/affiliated investments under the 1940 Act. Transactions with control investments were as follows:

Name of Investment	Fair Value at December 31, 2015	Purchases (Sales) of/ Advances (Distributions) to Affiliates	Transfers In/(Out) of Affiliates	Net change in unrealized appreciation/ (depreciation)	Fair Value at June 30, 2016	Income Earned	Realized Gain/ (Loss)
Controlled/affiliated Investments
Nomida LLC, Equity(1)	$5,400,000	$—	$—	$—	$5,400,000	$—	$—
Nomida LLC, Senior secured first lien term loan(1)	$8,100,042	$—	$—	$14,700	$8,114,742	$413,999	$—
Sierra Senior Loan Strategy JV I LLC(2)	$34,362,191	$10,762,500	$—	$(172,058)	$44,952,633	$2,170,000	$—

Total	$47,862,233	$10,762,500	$—	$(157,358)	$58,467,375	$2,583,999	$—

(1)	Nomida LLC (“Nomida”) is a non-public real estate investment company formed by the Company to purchase and develop a residential property. The Company is the sole equity shareholder of Nomida and has provided 100% of the debt financing to the entity. The Company acts as Nomida’s sole member responsible for Nomida’s daily operations. In addition, the Chief Financial Officer and Secretary of the Company also serves as President of Nomida. The assets of Nomida are comprised of a residential development property in the city of Chicago, IL and the proceeds of the loan from the Company; the liabilities of Nomida consist of the loan payable to the Company.
(2)	The Company and Great American Life Insurance Company (“GALIC”) are the members of Sierra Senior Loan Strategy JV I LLC (“Sierra JV”), a joint venture formed as a Delaware limited liability company that is not consolidated by either member for financial reporting purposes. The members of Sierra JV make capital contributions as investments by Sierra JV are completed, and all portfolio and other material decisions regarding Sierra JV must be submitted to Sierra JV’s board of managers, which is comprised of an equal number of members appointed by each of the Company and GALIC. Approval of Sierra JV’s board of managers requires the unanimous approval of a quorum of the board of managers, with a quorum consisting of equal representation of members appointed by each of the Company and GALIC. Because management of Sierra JV is shared equally between the Company and GALIC, the Company does not have operational control over the Sierra JV for purposes of the 1940 Act or otherwise.

Purchases (sales) of/advances (distributions) to controlled affiliates are included in the purchases and sales presented on the consolidated statements of cash flows for the six months ended June 30, 2016. Transfers in/(out) of affiliates represents the fair value for the month an investment became or was removed as an affiliated investment. Income received from controlled affiliates is included in total investment income on the consolidated statements of operations for the six months ended June 30, 2016.

As of June 30, 2015 the Company had no Controlled Investments or Affiliated Investments.

In connection with certain of the Company’s investments, the Company receives warrants which are obtained for the objective of increasing the total investment returns and are not held for hedging purposes. For the six months ended June 30, 2016 and 2015, the total fair value of warrants were $9,513,257 and $2,539,626, respectively, and were included in investments at fair value on the consolidated statement of assets and liabilities. Total realized and change in unrealized gains (losses) related to warrants for the three and six months ended June 30, 2016 were $0 and $0, and $661,567 and $(768,876), respectively, and were recorded on the consolidated statement of operations in those accounts. Total realized and unrealized gains related to warrants for the three and six months ended June 30, 2015 were $0 and $157,008, and $0 and $572,203, respectively, and were recorded on the consolidated statement of operations in those accounts. The warrants are received in connection with individual investments and are not subject to master netting arrangements. During the three and six months ended June 30, 2016, the Company acquired warrants in 0 and 0 portfolio companies, respectively. During the three and six months ended June 30, 2015, the Company acquired warrants in 1 and 1 portfolio company, respectively.

As of June 30, 2016, the Company held loans it has made directly to 65 investee companies with aggregate principal amounts of $857.4 million. As of December 31, 2015, the Company held loans it has made directly to 66 investee companies with aggregate principal amounts of $835.8 million. During the three and six months ended June 30, 2016, the Company made 9 and 27 loans to investee companies, respectively, with aggregate principal amounts of $40.5 million and $129.8 million, respectively. During the three and six months ended June 30, 2015, the Company made 11 and 18 loans to investee companies, respectively, with aggregate principal amounts of $188.8 million and $269.7 million, respectively. The details of the Company’s loans have been disclosed on the consolidated schedule of investments as well as in Note 4.

In addition to the loans that the Company has provided, the Company has unfunded commitments to provide additional financings through undrawn term loans or revolving lines of credit. The details of such arrangements are disclosed in Note 11.

Sierra Senior Loan Strategy JV I LLC

On March 27, 2015, the Company and GALIC entered into a limited liability company operating agreement to co-manage Sierra JV. All portfolio and other material decisions regarding Sierra JV must be submitted to Sierra JV’s board of managers, which is comprised of four members, two of whom are selected by the Company and the other two are selected by GALIC. The Company has concluded that it does not operationally control Sierra JV. As the Company does not operationally control Sierra JV, it does not consolidate the operations of Sierra JV within the consolidated financial statements. As a practical expedient, the Company uses NAV to determine the value of its investment in Sierra JV; therefore, this investment has been presented as a reconciling item within the fair value hierarchy (see Note 4).

As of June 30, 2016, Sierra JV had total capital commitments of $100.0 million with the Company providing $87.5 million and GALIC providing $12.5 million. As of December 31, 2015, Sierra JV had total capital commitments of $100.0 million with the Company providing $87.5 million and GALIC providing $12.5 million. Approximately $51.5 million and $39.2 million was funded as of June 30, 2016 and December 31, 2015 relating to these commitments, of which $45.0 and $34.3 million were from the Company, respectively. The Company does not have the right to withdraw any of their respective capital commitment, unless in connection with a transfer of it membership interests. The Company may transfer full membership interests as long as it is approved by all members and transferred in a transaction exempt from the registration requirements of the Securities Act or applicable state securities laws.

On August 4, 2015, Sierra JV entered into a senior secured revolving credit facility (the “JV Facility”) led by Credit Suisse, AG with commitments of $100 million subject to leverage and borrowing base restrictions. On December 29, 2015, the JV Facility was amended and the total commitments were increased to $135,000,000. The JV Facility will bear interest at a rate of LIBOR (with no minimum) + 2.50% per annum. The revolving loan period ends on December 29, 2018 and the final maturity date is December 29, 2020. As of June 30, 2016 and December 31, 2015, there were $104.7 million and $52.7 million outstanding under the JV Facility, respectively.

As of June 30, 2016 and December 31, 2015, Sierra JV had investments at a fair value of $138.5 million and $88.2 million, respectively. As of June 30, 2016, Sierra JV’s portfolio was comprised of senior secured first lien loans to 31 different borrowers and none of the loans were on non-accrual status. As of December 31, 2015 Sierra JV’s portfolio was comprised of senior secured first lien loans to 17 different borrowers and none of the loans were on non-accrual status.

Below is a summary of Sierra JV’s portfolio, followed by a listing of the individual loans in Sierra JV’s portfolio as of June 30, 2016 and December 31, 2015:

	June 30, 2016	December 31, 2015
Senior secured loans(1)	$140,462,182	$89,192,602
Weighted average current interest rate on senior secured loans(2)	6.83%	6.85%
Number of borrowers in Sierra JV	31	17
Largest loan to a single borrower(1)	$8,049,375	$6,000,000
Total of five largest loans to borrowers(1)	$32,881,572	$29,889,852

(1)	At par value.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans, divided by (b) total senior secured loans at principal amount.

As of June 30, 2016:

Company	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Cost	Fair Value (1)	Unrealized Appreciation (Depreciation)
4Over, Inc.	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans(4)	LIBOR + 6.000%, 1.000% Floor	6/7/2022	$2,500,000	$2,500,000	$2,500,000	$0
AccentCare, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans(5)	LIBOR + 5.750%, 1.000% Floor	9/3/2021	4,641,250	4,600,956	4,608,808	7,852
APCO Holdings Inc.	Automotive	Senior Secured First Lien Term Loans(4)	LIBOR + 6.000%, 1.000% Floor	1/31/2022	4,968,750	4,829,702	4,819,687	(10,015)
Aperture Group, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans(4)	LIBOR + 6.250%, 1.000% Floor	8/29/2019	4,726,099	4,726,099	4,726,099	0
API Technologies Corp.	Aerospace & Defense	Senior Secured First Lien Term Loans(4)	LIBOR + 6.500%, 1.000% Floor	4/22/2022	6,000,000	5,883,085	5,880,000	(3,085)
Blount International, Inc.	Capital Equipment	Senior Secured First Lien Term Loans(4)	LIBOR + 6.250%, 1.000% Floor	4/12/2023	2,000,000	1,961,489	1,940,000	(21,489)
CP Opco, LLC	Services: Consumer	Senior Secured First Lien Term Loans(4)	LIBOR + 6.750%, 1.000% Floor	9/30/2020	5,000,000	4,975,008	4,801,500	(173,508)
CRGT Inc.	High Tech Industries	Senior Secured First Lien Term Loans(4)	LIBOR + 6.500%, 1.000% Floor	12/19/2020	4,810,127	4,799,900	4,773,570	(26,330)
Elite Comfort Solutions LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loans(4)	LIBOR + 6.500%, 1.000% Floor	1/15/2021	8,049,375	8,049,375	8,049,375	0
eResearch Technology, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans(4)	LIBOR + 5.000%, 1.000% Floor	5/2/2023	1,250,000	1,237,762	1,237,500	(262)
HarborTouch Payments LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans(4)	LIBOR + 6.000%, 1.000% Floor	5/31/2022	3,000,000	2,970,177	2,970,000	(177)
Imagine! Printing Solutions, Inc	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans(4)	LIBOR + 6.000%, 1.000% Floor	3/30/2022	3,241,875	3,195,131	3,193,247	(1,884)
IPS Corporation	Wholesale	Senior Secured First Lien Term Loans(4)	LIBOR + 6.250%, 1.000% Floor	2/5/2021	4,962,317	4,962,317	4,848,184	(114,133)

Company	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Cost	Fair Value (1)	Unrealized Appreciation (Depreciation)
Keurig Green Mountain, LLC	Beverage, Food & Tobacco	Senior Secured First Lien Term Loans(4)	LIBOR + 4.500%, 0.750% Floor	3/3/2023	$5,443,333	$5,372,914	$5,425,479	$52,565
Kraton Polymers LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loans(4)	LIBOR + 5.000%, 1.000% Floor	1/6/2022	5,000,000	4,811,030	4,806,250	(4,780)
Language Line, Inc.	Telecommunications	Senior Secured First Lien Term Loans(4)	LIBOR + 5.500%, 1.000% Floor	7/7/2021	5,499,174	5,511,542	5,489,826	(21,716)
MB Aerospace ACP Holdings Corp.	Aerospace and Defense	Senior Secured First Lien Term Loans(4)	LIBOR + 5.500%, 1.000% Floor	12/15/2022	6,967,494	6,902,327	6,893,291	(9,036)
Netsmart Technologies, Inc.	High Tech Industries	Senior Secured First Lien Term Loans(4)	LIBOR + 4.750%, 1.000% Floor	4/19/2023	3,000,000	2,970,168	2,992,500	22,332
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans(4)	LIBOR + 6.250%, 1.000% Floor	6/4/2020	5,939,703	5,915,478	5,830,412	(85,066)
Prime Security Services	Services: Consumer	Senior Secured First Lien Term Loans(4)	LIBOR + 3.750%, 1.000% Floor	5/2/2022	1,000,000	990,262	1,000,000	9,738
Quanex Building Products Corporation	Construction and Building	Senior Secured First Lien Term Loans(4)	LIBOR + 5.250%, 1.000% Floor	11/2/2022	5,485,000	5,463,854	5,437,170	(26,684)
Quorum Health Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans(4)	LIBOR + 5.750%, 1.000% Floor	4/29/2022	4,987,500	4,890,102	4,859,371	(30,731)
Sirius Computer Solutions, Inc.	Wholesale	Senior Secured First Lien Term Loans(4)	LIBOR + 5.000%, 1.000% Floor	10/30/2022	3,943,820	3,872,015	3,861,749	(10,266)
Southwest Dealer Services, Inc.	Automotive	Senior Secured First Lien Term Loans(4)	LIBOR + 6.000%, 1.000% Floor	3/16/2020	4,747,089	4,747,089	4,659,268	(87,821)
Sundial Brands LLC	Consumer Goods - Non-Durable	Senior Secured First Lien Term Loans(4)	LIBOR + 6.250%, 1.000% Floor	10/19/2021	5,925,000	5,820,004	5,833,281	13,277
Survey Sampling International LLC	Services: Business	Senior Secured First Lien Term Loans(4)	LIBOR + 5.000%, 1.000% Floor	12/16/2021	2,992,422	2,963,897	2,962,497	(1,400)
TaxACT, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans(4)	LIBOR + 6.000%, 1.000% Floor	1/3/2023	3,935,185	3,834,311	3,925,347	91,036
The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term Loans(4)	LIBOR + 6.500%, 1.000% Floor	5/22/2021	4,875,000	4,875,000	4,861,350	(13,650)
Valence Surface Technologies, Inc.	Aerospace and Defense	Senior Secured First Lien Term Loans(4)	LIBOR + 5.500%, 1.000% Floor	6/13/2019	4,871,794	4,833,993	4,697,385	(136,608)
Western Digital Corp.	High Tech Industries	Senior Secured First Lien Term Loans(4)	LIBOR + 5.500%, 0.750% Floor	4/29/2023	5,750,000	5,629,909	5,767,998	138,089
Z Gallerie LLC	Retail	Senior Secured First Lien Term Loans(4)	LIBOR + 6.500%, 1.000% Floor	10/8/2020	4,949,875	4,949,875	4,875,131	(74,744)

					140,462,182	$139,044,771	$138,526,275	$(518,496)

(1)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.
(2)	The interest rate on these loans is subject to a base rate plus 1M LIBOR, which at June 30, 2016 was 0.47%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 1M LIBOR rate at June 30, 2016, the prevailing rate in effect at June 30, 2016 was the base rate plus the LIBOR floor.

(3)	The interest rate on these loans is subject to a base rate plus 2M LIBOR, which at June 30, 2016 was 0.55%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 2M LIBOR rate at June 30, 2016, the prevailing rate in effect at June 30, 2016 was the base rate plus the LIBOR floor.
(4)	The interest rate on these loans is subject to a base rate plus 3M LIBOR, which at June 30, 2016 was 0.65%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3M LIBOR rate at June 30, 2016, the prevailing rate in effect at June 30, 2016 was the base rate plus the LIBOR floor.
(5)	The interest rate on these loans is subject to a base rate plus 6M LIBOR, which at June 30, 2016 was 0.92%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 6M LIBOR rate at June 30, 2016, the prevailing rate in effect at June 30, 2016 was the base rate plus the LIBOR floor.

As of December 31, 2015:

Company	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Cost	Fair Value(1)	Unrealized Appreciation (Depreciation)
AccentCare, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans(4)	LIBOR + 5.750%, 1.000% Floor	9/3/2021	4,700,000	4,655,267	4,653,000	(2,267)
Aperture Group, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans(2)	LIBOR + 6.250%, 1.000% Floor	8/29/2019	4,987,406	4,987,406	4,987,406	—
CP Opco, LLC	Services: Consumer	Senior Secured First Lien Term Loans(4)	LIBOR + 6.750%, 1.000% Floor	9/30/2020	5,000,000	4,972,077	5,000,000	27,923
CRGT Inc.	High Tech Industries	Senior Secured First Lien Term Loans(4)	LIBOR + 6.500%, 1.000% Floor	12/19/2020	4,936,709	4,925,042	4,913,861	(11,181)
GTCR Valor Companies, Inc.	High Tech Industries	Senior Secured First Lien Term Loans(4)	LIBOR + 5.000%, 1.000% Floor	5/30/2021	4,987,394	4,978,088	4,953,124	(24,964)
IPS Corporation	Wholesale	Senior Secured First Lien Term Loans(3)	LIBOR + 6.250%, 1.000% Floor	2/5/2021	4,974,878	4,974,878	4,799,514	(175,364)
LanguageLine Inc.	Telecommunications	Senior Secured First Lien Term Loans(4)	LIBOR + 5.500%, 1.000% Floor	7/7/2021	5,920,000	5,934,647	5,870,687	(63,960)
MB Aerospace ACP Holdings Corp.	Aerospace & Defense	Senior Secured First Lien Term Loans(4)	LIBOR + 5.500%, 1.000% Floor	12/15/2022	6,000,000	5,940,000	5,940,000	—
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans(4)	LIBOR + 6.250%, 1.000% Floor	6/4/2020	5,969,852	5,942,413	5,887,766	(54,647)
Physiotherapy Corporation	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans(4)	LIBOR + 4.750%, 1.000% Floor	6/4/2021	4,987,500	4,987,500	4,981,324	(6,176)
Quanex Building Products Corporation	Construction & Building	Senior Secured First Lien Term Loans(2)	LIBOR + 5.250%, 1.000% Floor	11/2/2022	6,000,000	5,975,115	5,970,120	(4,995)
Sirius Computer Solutions, Inc.	Wholesale	Senior Secured First Lien Term Loans(2)	LIBOR + 5.000%, 1.000% Floor	10/30/2022	4,943,820	4,846,701	4,844,944	(1,757)
Southwest Dealer Services, Inc.	Automotive	Senior Secured First Lien Term Loans(2)	LIBOR + 6.000%, 1.000% Floor	3/16/2020	4,936,709	4,936,709	4,858,771	(77,938)
Sundial Brands LLC	Consumer Goods: Non-durable	Senior Secured First Lien Term Loans(4)	LIBOR + 6.250%, 1.000% Floor	10/19/2021	6,000,000	5,883,680	5,880,000	(3,680)
The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term Loans(2)	LIBOR + 6.500%, 1.000% Floor	5/22/2021	4,937,500	4,937,500	4,932,631	(4,869)
Valence Surface Technologies, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loans(4)	LIBOR + 5.500%, 1.000% Floor	6/13/2019	4,935,897	4,891,126	4,760,652	(130,474)

Company	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Cost	Fair Value(1)	Unrealized Appreciation (Depreciation)
Z Gallerie LLC	Retail	Senior Secured First Lien Term Loans(5)	LIBOR + 6.500%, 1.000% Floor	10/8/2020	4,974,937	4,974,937	4,931,131	(43,806)

					89,192,602	88,743,086	88,164,931	(578,155)

(1)	Represents the fair value in accordance with ASC 820. The determination of such fair value is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.
(2)	The interest rate on these loans is subject to a base rate plus 1 Month (“1M”) LIBOR, which at December 31, 2015 was 0.43%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 1M LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR floor.
(3)	The interest rate on these loans is subject to a base rate plus 2 Month (“2M”) LIBOR, which at December 31, 2015 was 0.51%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 2M LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR floor.
(4)	The interest rate on these loans is subject to a base rate plus 3 Month (“3M”) LIBOR, which at December 31, 2015 was 0.61%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3M LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR floor.
(5)	The interest rate on these loans is subject to a base rate plus 6 Month (“6M”) LIBOR, which at December 31, 2015 was 0.85%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 6M LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR floor.

Below is certain summarized financial Information for the Sierra JV as of June 30, 2016 and December 31, 2015 and for the six months ended June 30, 2016:

	As of June 30, 2016 (unaudited)	As of December 31, 2015
Selected Consolidated Statement of Assets and Liabilities Information:
Investments in loans at fair value (cost: $139,044,771 and $88,743,086, respectively)	$138,526,275	$88,164,931
Cash	16,218,552	12,185,795
Other assets	389,992	263,302
Deferred financing costs (net of amortization of $304,528 and $85,636, respectively)	1,485,386	1,704,278

Total assets	$156,620,205	$102,318,306

Payable for unsettled trades	$—	$9,912,697
Senior credit facility payable	104,711,000	52,691,000
Interest payable	285,551	144,637
Other liabilities	249,205	302,280

Total liabilities	$105,245,756	$63,050,614
Members’ equity	51,374,449	39,267,692

Total liabilities and net assets	$156,620,205	$102,318,306

Six months ended June 30, 2016 (unaudited)
Selected Consolidated Statement of Operations Information:
Total revenues	$4,223,445
Total expenses	2,088,359
Net unrealized appreciation	59,660
Net realized gain (loss)	92,014

Net income	$2,286,760

Note 4. Fair Value Measurements

The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows. Investments which are valued using NAV as a practical expedient are excluded from this hierarchy:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.

•

Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

•

Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and is based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the Market or Income Approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company employs the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value.

The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of June 30, 2016:

Type of Investment	Level 1	Level 2	Level 3	Total
Asset
Senior secured first lien term loans	$—	$—	$475,846,803	$475,846,803
Senior secured first lien notes	—	29,003,670	43,205,319	72,208,989
Senior secured second lien term loans	—	—	287,503,491	287,503,491
Subordinated Notes			38,831,300	38,831,300
Warrants/Equity	—	—	21,060,856	21,060,856
Money market fund	46,822,912	—	—	46,822,912

Total	$46,822,912	$29,003,670	$866,447,769	$942,274,351

Sierra Senior Loan Strategy JV I LLC				$44,952,633

Total Investments, at fair value				$987,226,984

Derivative Instrument-Long Exposure	Level 1	Level 2	Level 3	Total
Liability
Total return swap with Citibank, N.A.	$—	$—	$23,336,588	$23,336,588

The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of December 31, 2015:

Type of Investment	Level 1	Level 2	Level 3	Total
Asset
Senior secured first lien term loans	$—	$—	$514,638,093	$514,638,093
Senior secured first lien notes	—	18,995,362	47,477,500	66,472,862
Senior secured second lien term loans	—	—	278,645,462	278,645,462
Warrants/Equity	—	—	13,243,836	13,243,836
Money market fund	15,456,069	—	—	15,456,069

Total	$15,456,069	$18,995,362	$854,004,891	$888,456,322

Sierra Senior Loan Strategy JV I LLC				$34,362,191

Total Investments, at fair value				$922,818,513

Derivative Instrument-Long Exposure	Level 1	Level 2	Level 3	Total
Liability
Total return swap with Citibank, N.A.	$—	$—	$27,365,819	$27,365,819

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the six months ended June 30, 2016 based off of fair value hierarchy at June 30, 2016:

	Senior Secured First Lien Notes	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Subordinated Notes	Warrants/ Equity	Total Return Swap	Total
Balance, December 31, 2015	$47,477,500	$514,638,092	$278,645,464	$—	$13,243,836	$(27,365,819)	$826,639,073
Purchases	—	41,754,616	21,288,750	38,831,300	8,574,874	—	110,449,540
Sales	1,130,197	(76,353,894)	(11,000,000)	(356,677)	—	—	(86,580,374)
Transfers in	1,786,890	—	—	—	—	—	1,786,890
Transfers out	(7,344,926)	—	—	—	—	—	(7,344,926)
Amortization of discount/(premium)	(5,235)	162,089	233,009	—	—	—	389,863
Paid-in-kind interest income	—	3,087,839	70,754	—	327,938	—	3,486,531
Net realized gains (losses)	30,303	87,124	32,317	—	—	—	149,744
Net change in unrealized appreciation/ (depreciation)	130,590	(7,529,063)	(1,766,803)	356,677	(1,085,792)	4,029,231	(5,865,160)

Balance, June 30, 2016	$43,205,319	$475,846,803	$287,503,491	$38,831,300	$21,060,856	$(23,336,588)	$843,111,181

Change in net unrealized appreciation (depreciation) in investments held as of June 30, 2016 (1)	$266,169	$(7,706,116)	$(3,192,138)	$356,677	$(1,085,793)	$4,029,231	$(7,331,970)

(1)	Amount is included in the related amount on investments and derivative instruments in the condensed consolidated statements of operations.

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. During the six months ended June 30, 2016, the Company recorded $7,344,926 in transfers from Level 3 to Level 2 and $1,786,890 in transfers from Level 2 to Level 3 due to availability of market data and observable valuation inputs to support the valuation. During the six months ended June 30, 2016, the Company recorded no transfers between Level 1 and Level 2.

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the six months ended June 30, 2015 based off of fair value hierarchy at June 30, 2015:

	Senior Secured First Lien Notes(1)	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Warrants/ Equity	Total Return Swap	Total
Balance, December 31, 2014	$43,912,887	$339,094,785	$217,951,068	$5,161,466	$(7,651,597)	$598,468,609
Purchases	24,000,000	263,489,713	62,820,421	514,195	—	350,824,329
Sales	(11,523,661)	(60,339,530)	(22,271,453)	—	—	(94,134,644)
Transfers in	—	—	—	—	—	—
Transfers out	(6,072,944)	—	(7,000,000)	—	—	(13,072,944)
Amortization of discount/(premium)	(8,804)	177,065	211,074	—	—	379,335
Paid-in-kind interest income	—	472,122	9,569	188,468	—	670,159
Net realized gains (losses)	(687,525)	102,742	222,179	—	—	(362,604)
Net change in unrealized appreciation/ (depreciation)	1,078,424	(3,260,308)	(1,890,894)	837,431	691,168	(2,544,179)

Balance, June 30, 2015	$50,698,377	$539,736,589	$250,051,964	$6,701,560	$(6,960,429)	$840,228,061

Change in net unrealized appreciation (depreciation) in investments held as of June 30, 2015 (2)	$1,098,249	$(3,301,366)	$(1,985,588)	$837,431	$691,168	$(2,660,106)

(1)	Includes Assets previously classified as Senior Secured Second Lien Notes.
(2)	Amount is included in the related amount on investments and derivative instruments in the condensed consolidated statements of operations.

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. During the six months ended June 30, 2015, the Company recorded $13,072,944 in transfers from Level 3 to Level 2 due to an increase in observable inputs in market data and no other transfers between levels.

The following table presents the quantitative information about Level 3 fair value measurements of the Company’s total investments, as of June 30, 2016:

Company(1)	Fair Value	Valuation techniques(1)	Unobservable input(1)	Range (weighted average)
Senior Secured First Lien Term Loans	$405,446,360	Income Approach (DCF)	Market Yield	6.03% - 141.28% (10.38%)
Senior Secured First Lien Term Loans	6,823,221	Market Approach (Guideline Comparable)/Income Approach (DCF)	NTM Revenue Multiple, NTM EBITDA Multiple, Discount Rate	0.75x - 1.25x (1.00x)/ 5.00x - 6.00x (5.50x)/16.0% - 18.0% (17.0%)
Senior Secured First Lien Term Loans	6,850,054	Market Approach (Guideline Comparable)/Income Approach (DCF)	NTM Revenue Multiple, NTM EBITDA Multiple, RGU, Discount Rate	1.00x - 1.60x (1.30x)/7.00x - 8.00x (7.50x)/ $393.75 - $525.00 ($459.38)/13.0% - 15.0% (14.0%)
Senior Secured First Lien Term Loans	14,585,180	Market Approach (Guideline Comparable)/Income Approach (DCF)	NTM Revenue Multiple, Discount Rate	0.45x - 0.75x (0.60x)/17.5% - 22.5% (20.0%)
Senior Secured First Lien Term Loans	4,044,808	Market Approach (Guideline Comparable)/Income Approach (DCF)	LTM EBITDA	4.00x - 5.00x (4.50x)
Senior Secured First Lien Term Loans	3,312,582	Market Approach (Guideline Comparable)	NTM EBITDA Multiple, NTM Adjusted EBITDA Multiple	3.00x - 4.00x (3.50x)/3.00x - 4.00x (3.50x)
Senior Secured First Lien Term Loans	34,784,782	Recent Arms-length Transaction	Recent Arms-length Transaction	N/A
Senior Secured First Lien Notes	42,479,843	Income Approach (DCF)	Market Yield	7.37% - 11.60% (9.17%)
Senior Secured First Lien Notes	568,320	Market Approach (Guideline Comparable)	LTM EBITDA Multiple	$3.50x - $4.50x ($4.50x)
Senior Secured First Lien Notes	157,156	Enterprise Valuation Analysis	Estimated Liquidation Proceeds	$44.9M - $73.2M ($59.7M)
Senior Secured Second Lien Term Loans	253,328,650	Income Approach (DCF)	Market Yield	9.42% - 27.84% (10.44%)
Senior Secured Second Lien Term Loans	1,721,771	Market Approach (Guideline Comparable)	Run-Rate EBITDA Multiple, PV-10 Multiple	3.5x - 4.5x (4.0x)/0.20x - 0.40x (0.30x)
Senior Secured Second Lien Term Loans	—	Market Approach (Guideline Comparable)	LTM Revenue Multiple, LTM EBITDA Multiple	0.50x - 1.00x (0.75x)/6.00x - 7.00x (6.50x)
Senior Secured Second Lien Term Loans	10,996,425	Market Approach (Guideline Comparable)	LTM and NTM EBITDA Multiple	8.5x - 9.5x (9.0x)/8.0x - 9.0x (8.5x)
Senior Secured Second Lien Term Loans	21,456,645	Recent Arms-length Transaction	Recent Arms-length Transaction	N/A

Company(1)	Fair Value	Valuation techniques(1)	Unobservable input(1)	Range (weighted average)
Subordinated Notes	38,831,300	Recent Arms-length Transaction	Recent Arms-length Transaction	N/A
Equity/Warrants	—	Enterprise Valuation Analysis	Estimated Liquidation Proceeds	$44.9M - $73.2M ($59.7M)
Equity/Warrants	3,681,185	Income Approach (DCF)	Market Yield	11.60% - 11.60% (11.60%)
Equity/Warrants	489,750	Market Approach (Guideline Comparable)/Income rate Approach (DCF)	NTM Revenue Multiple, NTM EBITDA Multiple, RGU, Discount Rate	1.00x - 1.60x (1.30x)/7.00x - 8.00x (7.50x)/ $393.75 - $525.00 ($459.38)/13.0% - 15.0% (14.0%)
Equity/Warrants	853,866	Market Approach (Guideline Comparable)/Income Approach (DCF)	NTM EBITDA Multiple, Discount Rate, Precedent Transaction	7.00x - 8.00x (7.50x)/14.0% - 17.0% (15.5%)/ $136.63M - $136.63M ($136.63M)
Equity/Warrants	—	Market Approach (Guideline Comparable)/Income Approach (DCF)	NTM Revenue Multiple, NTM EBITDA Multiple, Discount Rate	0.75x -1.25x (1.00x)/5.00x -6.00x (5.50x)/ 16.0% - 18.0% (17.0%)
Equity/Warrants	—	Market Approach (Guideline Comparable)/Income Approach (DCF)	NTM Revenue Multiple, Discount Rate	0.45x - 0.75x (0.60x)/17.5% - 22.5% (20.0%)
Equity/Warrants	1,588,265	Market Approach (Guideline Comparable)	LTM EBITDA Multiple, NTM EBITDA Multiple	4.00x - 7.50x (6.22x)/4.50x - 7.00x (5.94x)
Equity/Warrants	14,447,790	Recent Arms-length Transaction	Recent Arms-length Transaction	N/A
Total Return Swap	(23,336,588)	Income Approach (DCF)	Market Yield	5.15% - 50.68% (9.91%)

Total	$843,111,365

(1)	Represents amounts used when the Company has determined that market participants would use such multiples when measuring the fair value of these investments.

The following table presents the quantitative information about Level 3 fair value measurements of the Company’s total investments, as of December 31, 2015:

Company(1)	Fair Value	Valuation techniques(1)	Unobservable input(1)	Range (weighted average)
Senior Secured First Lien Term Loans	$439,536,490	Income Approach (DCF)	Market Yield	6.48% - 47.96% (10.41%)
Senior Secured First Lien Term Loans	6,241,367	Market Approach (Guideline Comparable)	2015 Revenue Multiple and 2015 EBITDA Multiple	0.50x - 1.00x (1.00x)/3.50x - 4.50x (4.50x)
Senior Secured First Lien Term Loans	13,839,943	Market Approach (Guideline Comparable)	LTM and EBITDA Multiple	5.75x - 6.25x (5.75x)
Senior Secured First Lien Term Loans	6,678,501	Market Approach (Guideline Comparable)	2015 Revenue Multiple, 2015 EBITDA Multiple, RGU Price	1.00x - 1.25x (1.13x)/12.00x - 13.00x (12.50x)/$393.75 - $525.00 ($459.38)

Company(1)	Fair Value	Valuation techniques(1)	Unobservable input(1)	Range (weighted average)
Senior Secured First Lien Term Loans	48,341,792	Recent Arms-length Transaction	Recent Arms-length Transaction	N/A
Senior Secured First Lien Notes	43,804,717	Income Approach (DCF)	Market Yield	9.81% - 41.99% (12.94%)
Senior Secured First Lien Notes	3,515,627	Recent Arms-length Transaction	Recent Arms-length Transaction	N/A
Senior Secured First Lien Notes	157,156	Enterprise Valuation Analysis	EBITDA Multiple/Estimated Liquidation Proceeds	0.00x - 0.00 (0.00x) / $44.9M - $73.2M ($59.7M )
Senior Secured Second Lien Term Loans	203,968,614	Income Approach (DCF)	Market Yield	9.80% - 30.00% (11.55%)
Senior Secured Second Lien Term Loans	14,441,745	Income Approach (DCF)	Market Yield/Cost of Equity	14.42% - 14.42% (14.42%); 18.00% - 20.00% (19.00%)
Senior Secured Second Lien Term Loans	1,700,247	Market Approach (Guideline Comparable)	Run-Rate EBITDA Multiple	3.50x - 4.50x (4.50x)
Senior Secured Second Lien Term Loans	144,856	Market Approach (Guideline Comparable)	LTM and 2016 EBITDA Multiple	6.00x - 7.00x (7.00x)/6.00x - 7.00x (7.00x)
Senior Secured Second Lien Term Loans	58,390,000	Recent Arms-length Transaction	Recent Arms-length Transaction	N/A
Equity/Warrants	—	Enterprise Valuation Analysis	EBITDA Multiple/Estimated Liquidation Proceeds	0.00x - 0.00 (0.00x) / $44.9M - $73.2M ($59.7M )
Equity/Warrants	3,267,264	Income Approach (DCF)	Market Yield	13.56% - 13.56% (13.56%)
Equity/Warrants	500,892	Market Approach (Guideline Comparable)	2015 Revenue Multiple, 2015 EBITDA Multiple, RGU Price	1.00x - 1.25x (1.13x)/12.00x - 13.00x (12.50x)/$393.75 - $525.00 ($459.38)
Equity/Warrants	2,535,132	Market Approach (Guideline Comparable)	LTM and NTM EBITDA Multiple	7.75x - 8.00x (7.84x)/7.00x - 7.50x (7.32x)
Equity/Warrants	—	Market Approach (Guideline Comparable)	2015 Revenue Multiple and 2015 EBITDA Multiple	0.50x - 1.00x (1.00x)/3.50x - 4.50x (4.50x)
Equity/Warrants	—	Market Approach (Guideline Comparable)	LTM and NTM EBITDA Multiple	6.50x - 7.50x (7.00x)/6.50x - 7.50x (7.00x)
Equity/Warrants	—	Market Approach (Guideline Comparable)	EBITDA Multiple	12.5x - 13.5x (13.5x)
Equity/Warrants	661,640	Market Approach (Guideline Comparable)	LTM and EBITDA Multiple	0.00x - 5.75x (4.0x)
Equity/Warrants	6,278,908	Recent Arms-length Transaction	Recent Arms-length Transaction	N/A
Total return swap	(27,365,819)	Income Approach (DCF)	Market Yield of Underlying Assets	6.19% - 74.34% (11.12%)

Total	$826,639,072

(1)	Represents amounts used when the Company has determined that market participants would use such multiples when measuring the fair value of these investments.

The significant unobservable inputs used in the fair value measurement of the Company’s debt and derivative investments are market yields. Increases in market yields would result in lower fair value measurements.

The significant unobservable inputs used in the fair value measurement of the Company’s warrants/equity investments are comparable company multiples of Revenue or Earnings Before Interest Taxes Depreciation and Amortization (“EBITDA”) for the latest twelve months (“LTM”), next twelve months (“NTM”) or a reasonable period a market participant would consider. Increases in EBITDA multiples in isolation would result in higher fair value measurement.

Note 5. Total Return Swap

On August 27, 2013, the Company, through its wholly-owned financing subsidiary, Arbor, entered into a total return swap (“TRS”) with Citibank, N.A. (“Citibank”) that is indexed to a basket of loans.

The TRS with Citibank enables Arbor to obtain the economic benefit of the loans underlying the TRS, despite the fact that such loans will not be directly held or otherwise owned by Arbor, in return for an interest-type payment to Citibank.

SIC Advisors acts as the investment manager of Arbor and has discretion over the composition of the basket of loans underlying the TRS. The terms of the TRS are governed by an ISDA 2002 Master Agreement, the Schedule thereto and Credit Support Annex to such Schedule, and the Confirmation exchanged thereunder, between Arbor and Citibank, which collectively establish the TRS, and are collectively referred to herein as the “TRS Agreement”. On March 21, 2014, Arbor amended and restated its Confirmation Letter Agreement (the “Amended Confirmation Agreement”) with Citibank. The Amended Confirmation Agreement increased the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $200,000,000, and increased the interest rate payable to Citibank from LIBOR plus 1.30% per annum to LIBOR plus 1.35% per annum. Other than the foregoing, the Amended Confirmation Agreement did not change any of the other terms of the TRS.

On July 23, 2014, Arbor entered into the Second Amended and Restated Confirmation Letter Agreement (the “Second Amended Confirmation Agreement”) with Citibank. The Second Amended Confirmation Agreement increased the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $200,000,000 to $350,000,000. Other than the foregoing, the Second Amended Confirmation Agreement did not change any of the other terms of the TRS.

On June 8, 2015, Arbor entered into the Third Amended and Restated Confirmation Letter Agreement (the “Third Amended Confirmation Agreement”) with Citibank. The Third Amended Confirmation Agreement decreased the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $350,000,000 to $300,000,000. Other than the foregoing, the Third Amended Confirmation Agreement did not change any of the other terms of the TRS.

On March 21, 2016, Arbor entered into the Fourth Amended and Restated Confirmation Letter Agreement (the “Fourth Amended Confirmation Agreement”) with Citibank. The Fourth Amended Confirmation Agreement extended the term of the TRS from March 21, 2016 through March 21, 2019 and increased the interest rate payable to Citi from LIBOR plus 1.35% per annum to LIBOR plus 1.65% per annum. Other than the foregoing, the Fourth Amended Confirmation Agreement did not change any of the other terms of the TRS.

Pursuant to the terms of the TRS Agreement, as amended and subject to conditions customary for transactions of this nature, Arbor may select a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of $300,000,000, which is also referred to as the maximum notional amount of the TRS. Arbor receives from Citibank a periodic payment on set dates that is based upon any coupons, both earned and accrued, generated by the loans underlying the TRS, subject to limitations described in the Amended TRS Agreement as well as any fees associated with the loans included in the portfolio. Arbor pays to Citibank interest at a rate equal to one-month LIBOR plus 1.65% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, Arbor either receives from Citibank the appreciation in the value of such loan, or pays to Citibank any depreciation in the value of such loan.

Citibank may terminate the TRS on or after the second anniversary of the effectiveness of the TRS. SIC Advisors may terminate the TRS on behalf of Arbor at any time upon providing 10 days prior notice to Citibank. Any termination by SIC Advisors on behalf of Arbor prior to the second anniversary of the effectiveness of the TRS will result in payment of an early termination fee to Citibank. The early termination fee shall equal the present value of the following two cash flows: (a) interest payments at a rate equal 1.65% based on 70% of the maximum notional amount of $300,000,000, payable from the later of the first anniversary of the effectiveness of the TRS or the termination date until the second anniversary of the effectiveness of the TRS and (b) interest payments at a rate equal to 0.15% based on the maximum notional amount of $300,000,000, payable from the later of the first anniversary of the effectiveness of the TRS or the termination date until the second anniversary of the effectiveness of the TRS.

Arbor is required to pay a minimum usage fee in connection with the TRS of 1.65% on the amount equal to 85% of the average daily unused portion of the maximum amount permitted under the TRS. Such minimum usage fee will not apply during the first 365 days and last 60 days of the term of the TRS. Arbor will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS. During the three and six months ended June 30, 2016, Arbor paid $178,809 and $340,976, respectively, in minimum usage fees which is recorded on the consolidated statements of operations as net realized gain on total return swap. During the three and six months ended June 30, 2015, Arbor paid $431,430 and $201,963, respectively, in minimum usage fees which is recorded on the consolidated statements of operations as net realized gain on total return swap.

Arbor is required to initially cash collateralize a specified percentage of each loan (generally 25% to 35% of the market value of such loan) included under the TRS in accordance with margin requirements described in the Amended TRS Agreement. As of June 30, 2016 and December 31, 2015, Arbor has posted $79,010,146 and $77,029,970, respectively, in collateral to Citibank in relation to the TRS which is recorded on the consolidated statements of assets and liabilities as cash collateral on total return swap. Arbor may be required to post additional collateral from time to time as a result of a decline in the mark-to-market value of the portfolio of loans subject to the TRS. The obligations of Arbor under the Amended TRS Agreement are non-recourse to the Company and the Company’s exposure under the Amended TRS Agreement is limited to the value of the Company’s investment in Arbor, which generally equals the value of cash collateral provided by Arbor under the Amended TRS Agreement.

In connection with the TRS, Arbor has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default and termination events included in the form ISDA 2002 Master Agreement, the Amended TRS Agreement contains the following termination events: (a) a failure to satisfy the portfolio criteria for at least 30 days; (b) a failure to post initial cash collateral or additional collateral as required by the Amended TRS Agreement; (c) a default by Arbor or the Company with respect to indebtedness in an amount equal to or greater than the lesser of $10,000,000 and 2% of the Company’s NAV at such time; (d) a merger of Arbor or the Company meeting certain criteria; (e) the Company or Arbor amending their respective constituent documents to alter their investment strategy in a manner that has or could reasonably be expected to have a material adverse effect; and (f) SIC Advisors ceasing to be the investment manager of Arbor or to have authority to enter into transactions under the Amended TRS Agreement on behalf of Arbor, and not being replaced by an entity reasonably acceptable to Citibank. As of June 30, 2016 and December 31, 2015, the Company did not have any derivatives with contingent features in net liability positions; therefore, if a trigger event had occurred, no amount would have been required to be posted by the Company.

The Company’s maximum credit risk exposure as of June 30, 2016 and December 31, 2015 is $80,616,862 and $78,523,223, respectively, which is recorded on the consolidated statements of assets and liabilities as cash collateral on total return swap and receivable due on total return swap.

The Company’s receivable from Citibank, represents realized amounts from payments on underlying loans in the total return swap portfolio which as of June 30, 2016 and December 31, 2015 was $1,606,716 and $1,493,253, respectively, which is recorded on the consolidated statements of assets and liabilities as receivable due on total return swap. The Company does not offset collateral posted in relation to the TRS with any unrealized appreciation or depreciation outstanding in the consolidated statements of assets and liabilities as of June 30, 2016 or December 31, 2015.

Transactions in total return swap contracts during the three and six months ended June 30, 2016 resulted in $1,654,727 and $4,084,639 in realized gains/(losses) and $6,704,542 and $4,029,231 in unrealized appreciation/(depreciation), respectively, which is recorded on the consolidated statements of operations. Transactions in total return swap contracts during the three and six months ended June 30, 2015 resulted in $2,720,032 and $5,620,349 in realized gains/(losses) and $(2,115,849) and $691,168 in unrealized gains/(losses), respectively, which is recorded on the consolidated statements of operations.

The Company only held one derivative position as of June 30, 2016 and December 31, 2015, which is and was subject to a Master Agreements (“MA”). The following table represents the Company’s gross and net amounts after offset under the MA of the derivative assets and liabilities presented by derivative type net of the related collateral pledged by the Company as of June 30, 2016 and December 31, 2015:

	Gross Derivative Assets/(Liabilities) Subject to MA	Derivative Amount Available for Offset	Net Amount Presented in the Consolidated Statements of Assets and Liabilities	Cash Collateral Received	Net Amount of Derivative Assets/(Liabilities)
June 30, 2016
Total Return Swap(1)	$(23,336,588)	$—	$(23,336,588)	$—	$(23,336,588)
December 31, 2015
Total Return Swap(1)	$(27,365,819)	$—	$(27,365,819)	$—	$(27,365,819)

(1)

Cash was posted for initial margin requirements for the total return swap as of June 30, 2016 and December 31, 2015 and is reported on the consolidated statements of assets and liabilities as cash collateral on total return swap.

The following represents the volume of the Company’s derivative transactions during the three and six months ended June 30, 2016 and 2015:

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Average notional par amount of contracts	$213,604,209	$228,332,910	$212,568,530	$221,947,204

The following is a summary of the TRS reference assets as of June 30, 2016:

Company(1)	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional Cost (2)	Fair Value	Unrealized Appreciation (Depreciation)
American Beacon Advisors Inc	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term loans(7)	LIBOR + 4.500%, 1.000% Floor	4/30/2022	$970,761	$965,907	$956,500	$(9,407)
Answers Corporation	High Tech Industries	Senior Secured First Lien Term loans(5)	LIBOR + 5.250%, 1.000% Floor	10/1/2021	14,812,500	14,294,063	8,665,313	(5,628,750)
ANVC Merger Corp.	Aerospace & Defense	Senior Secured First Lien Term loans(7)	LIBOR + 4.500%, 1.000% Floor	2/18/2021	4,715,964	4,668,804	4,326,897	(341,907)
AP Gaming I, LLC	Hotel, Gaming & Leisure	Senior Secured Second Lien Term loans(7)	LIBOR + 8.250%, 1.000% Floor	12/18/2020	10,699,833	10,493,336	10,017,718	(475,618)
Atkore International, Inc	Metals & Mining	Senior Secured Second Lien Term loans(7)	LIBOR + 6.750%, 1.000% Floor	10/9/2021	10,000,000	10,032,500	9,887,500	(145,000)
Bowlmor AMF Corporation	Services: Consumer	Senior Secured First Lien Term loans(7)	LIBOR + 6.250%, 1.000% Floor	9/18/2021	8,865,000	8,732,025	8,798,513	66,488
Cision US, Inc.	Media: Diversified & Production	Senior Secured First Lien Term loans(7)	LIBOR + 6.000%, 1.000% Floor	6/16/2023	5,000,000	4,800,000	4,746,900	(53,100)
CJ Holding Co.	Energy: Oil & Gas	Senior Secured First Lien Term loans(7)	LIBOR + 5.500%, 1.000% Floor	3/24/2020	2,970,000	2,554,200	2,019,600	(534,600)
CSP Technologies North America, Inc	Containers, Packaging & Glass	Senior Secured First Lien Term loans(7)	LIBOR + 6.000%, 1.000% Floor	1/29/2022	9,830,882	9,634,265	9,683,419	49,154
Collective Brands Finance Inc.	Retail	Senior Secured First Lien Term loans(7)	LIBOR + 4.000%, 1.000% Floor	3/11/2021	5,880,000	5,857,950	2,969,400	(2,888,550)
Encompass Digital Media, Inc	Media: Broadcasting & Subscription	Senior Secured First Lien Term loans(7)	LIBOR + 4.500%, 1.000% Floor	6/6/2021	4,912,500	4,887,938	4,786,642	(101,296)
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured First Lien Term loans(5)	LIBOR + 7.000%, 1.000% Floor	8/31/2020	1,222,222	1,100,000	1,006,292	(93,708)
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured Second Lien Term loans(5)	LIBOR + 7.125%, 1.250% Floor	9/30/2020	1,650,000	1,677,720	870,375	(807,345)
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured Second Lien Term loans(8)	LIBOR + 7.125%, 1.250% Floor	9/30/2020	2,596,305	2,676,375	713,984	(1,962,391)
Genex Services, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term loans(5)	LIBOR + 4.250%, 1.000% Floor	5/28/2021	2,957,424	2,942,637	2,898,276	(44,361)
Hudson Products Holdings Inc	Capital Equipment	Senior Secured First Lien Term loans(7)	LIBOR + 4.000%, 1.000% Floor	3/15/2019	1,872,446	1,863,083	1,404,334	(458,749)
Iqor US Inc.	Services: Business	Senior Secured First Lien Term loans(7)	LIBOR + 5.000%, 1.000% Floor	4/1/2021	7,629,841	7,477,244	6,192,913	(1,284,331)
Isola USA	High Tech Industries	Senior Secured First Lien Term loans(7)	LIBOR + 8.250%, 1.000% Floor	11/29/2018	3,773,828	3,693,750	3,391,804	(301,946)
J.D. Power and Associates	Services: Consumer	Senior Secured First Lien Term loans(5)	LIBOR + 4.250%, 1.000% Floor	6/6/2023	2,000,000	1,990,000	1,993,760	3,760

Company(1)	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional Cost (2)	Fair Value	Unrealized Appreciation (Depreciation)
Language Line LLC	Telecommunications	Senior Secured First Lien Term loans(5)	LIBOR + 5.500%, 1.000% Floor	7/7/2021	3,071,239	3,040,527	3,063,561	23,034
Livingston International, Inc.	Transportation: Cargo	Senior Secured Second Lien Term loans(1)(4)(7)	LIBOR + 7.750%, 1.250% Floor	4/17/2020	1,954,783	1,969,443	1,863,924	(105,519)
Mohegan Tribal Gaming	Hotel, Gaming & Leisure	Senior Secured First Lien Term loans(7)	LIBOR + 4.500%, 1.000% Floor	11/19/2019	2,037,703	2,015,975	2,020,892	4,917
Multiplan, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term loans(7)	LIBOR + 4.000%, 1.000% Floor	6/7/2023	7,000,000	6,965,000	7,015,750	50,750
Netsmart Technologies, Inc.	High Tech Industries	Senior Secured First Lien Term loans(5)	LIBOR + 4.750%, 1.000% Floor	4/19/2023	2,000,000	1,980,000	1,990,000	10,000
Nine West Holdings, Inc.	Consumer goods: Non-durable	Senior Secured First Lien Term loans(7)	LIBOR + 3.750%, 1.000% Floor	10/8/2019	5,895,000	5,880,263	3,189,195	(2,691,068)
Packaging Coordinators, Inc.	Containers, Packaging & Glass	Senior Secured First Lien Term loans(7)	LIBOR + 4.250%, 1.000% Floor	8/1/2021	4,925,000	4,875,750	4,912,688	36,938
Petco Animal Supplies, Inc.	Retail	Senior Secured First Lien Term loans(5)	LIBOR + 4.000%, 1.000% Floor	1/26/2023	9,975,000	9,775,500	9,910,861	135,361
Preferred Sands Holding Company, LLC	Construction & Building	Senior Secured First Lien Term loans(7)	LIBOR + 5.750%, 1.000% Floor	7/27/2020	6,895,000	6,826,050	4,137,000	(2,689,050)
Prime Security Services	Services: Consumer	Senior Secured First Lien Term loans(5)	LIBOR + 3.750%, 1.000% Floor	5/2/2022	1,250,000	1,237,500	1,251,563	14,063
Sungard Availability Services Capital Inc.	Services: Business	Senior Secured First Lien Term loans(5)	LIBOR + 5.000%, 1.000% Floor	3/31/2019	10,489,438	10,443,546	9,184,866	(1,258,680)
TaxACT Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term loans(5)	LIBOR + 6.000%, 1.000% Floor	1/3/2023	4,666,667	4,540,000	4,643,333	103,333
Tensar Corp.	Capital Equipment	Senior Secured First Lien Term loans(8)	LIBOR + 4.750%, 1.000% Floor	7/9/2021	11,574,536	11,458,791	10,204,921	(1,253,870)
Travelclick, Inc	Services: Business	Senior Secured First Lien Term loans(5)	LIBOR + 4.500%, 1.250% Floor	5/12/2021	9,768,813	9,671,125	9,671,125	—
tronc Inc.	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term loans(4)(5)	LIBOR + 4.750%, 1.000% Floor	8/4/2021	9,250,000	9,176,000	8,984,062	(191,938)
TTM Technologies Inc.	High Tech Industries	Senior Secured First Lien Term loans(4)(7)	LIBOR + 5.000%, 1.000% Floor	5/31/2021	3,541,655	3,417,697	3,506,238	88,541
US Shipping Partners LP	Transportation: Cargo	Senior Secured First Lien Term loans(7)	LIBOR + 4.250%, 1.000% Floor	6/26/2021	1,881,364	1,867,253	1,839,033	(28,220)
Western Digital Corporation	High Tech Industries	Senior Secured First Lien Term loans(5)	LIBOR + 5.500%, 0.750% Floor	4/29/2023	5,000,000	4,931,250	5,015,650	84,400
YP LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term loans(5)	LIBOR + 6.750%, 1.250% Floor	6/4/2018	3,130,435	3,153,913	3,102,887	(51,026)

Company(1)	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional Cost (2)	Fair Value	Unrealized Appreciation (Depreciation)
YRC Worldwide Inc.	Transportation: Cargo	Senior Secured First Lien Term loans(4)(5)	LIBOR + 7.000%, 1.000% Floor	2/13/2019	9,787,249	9,775,122	8,784,056	(991,066)

					$216,453,387	$213,342,502	$189,621,745	$(23,720,757)
Total accrued interest income, net of expenses								$384,169

Total unrealized depreciation on total return swap								($23,336,588)

(1)	All investments are domiciled in the United States except for Livingston International, Inc., which is domiciled in Canada.
(2)	Represents the initial amount of par of an investment in which the TRS is referenced.
(3)	The referenced asset or portion thereof is unsettled as of June 30, 2016.
(4)	The investment is not a qualifying asset under the 1940 Act, as amended.
(5)

The interest rate on these loans is subject to a base rate plus 1M LIBOR, which at June 30, 2016 was 0.47%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 1M LIBOR rate at June 30, 2016, the prevailing rate in effect at June 30, 2016 was the base rate plus the LIBOR floor.

(6)

The interest rate on these loans is subject to a base rate plus 2M LIBOR, which at June 30, 2016 was 0.55%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 2M LIBOR rate at June 30, 2016, the prevailing rate in effect at June 30, 2016 was the base rate plus the LIBOR floor.

(7)

The interest rate on these loans is subject to a base rate plus 3M LIBOR, which at June 30, 2016 was 0.65%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3M LIBOR rate at June 30, 2016, the prevailing rate in effect at June 30, 2016 was the base rate plus the LIBOR floor.

(8)

The interest rate on these loans is subject to a base rate plus 6M LIBOR, which at June 30, 2016 was 0.92%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 6M LIBOR rate at June 30, 2016, the prevailing rate in effect at June 30, 2016 was the base rate plus the LIBOR floor.

The following is a summary of the TRS reference assets as of December 31, 2015:

Company(1)	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional Cost (2)	Fair Value	Unrealized Appreciation (Depreciation)
American Beacon Advisors Inc	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans(7)	LIBOR + 4.500%, 1.000% Floor	4/30/2022	$997,500	$992,513	$984,204	$(8,309)
Answers Corporation	High Tech Industries	Senior Secured First Lien Term Loans(5)	LIBOR + 5.250%, 1.000% Floor	10/1/2021	14,887,500	14,366,438	9,974,625	(4,391,813)
ANVC Merger Corp.	Aerospace & Defense	Senior Secured First Lien Term Loans(7)	LIBOR + 4.500%, 1.000% Floor	2/18/2021	4,740,086	4,692,685	4,597,883	(94,802)
AP Gaming I, LLC	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loans(7)	LIBOR + 8.250%, 1.000% Floor	12/20/2020	14,263,492	13,988,219	13,710,781	(277,438)
Asurion Corporation	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans(7)	LIBOR + 3.750%, 1.250% Floor	5/24/2019	4,724,269	4,723,681	4,415,727	(307,954)
Atkore International, Inc	Metals & Mining	Senior Secured Second Lien Term Loans(7)	LIBOR + 6.750%, 1.000% Floor	10/9/2021	10,000,000	10,032,500	8,700,000	(1,332,500)
Bowlmor AMF Corporation	Services: Consumer	Senior Secured First Lien Term Loans(7)	LIBOR + 6.250%, 1.000% Floor	9/18/2021	8,910,000	8,776,350	8,783,745	7,395
CJ Holding Co.	Energy: Oil & Gas	Senior Secured First Lien Term Loans(4)(5)	LIBOR + 5.500%, 1.000% Floor	3/24/2020	2,985,000	2,567,100	1,814,880	(752,220)
CSP Technologies North America, Inc	Containers, Packaging & Glass	Senior Secured First Lien Term Loans(7)	LIBOR + 6.000%, 1.000% Floor	1/29/2022	9,925,000	9,726,500	9,726,500	—

Company(1)	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional Cost (2)	Fair Value	Unrealized Appreciation (Depreciation)
Collective Brands Finance Inc.	Retail	Senior Secured First Lien Term Loans(7)	LIBOR + 4.000%, 1.000% Floor	3/11/2021	5,910,000	$5,887,838	$3,376,088	$(2,511,750)
Encompass Digital Media, Inc	Telecommunications	Senior Secured First Lien Term Loans(5)	LIBOR + 4.500%, 1.000% Floor	6/6/2021	4,937,500	4,912,813	4,814,063	(98,750)
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured Second Lien Term Loans(8)	LIBOR + 7.125%, 1.250% Floor	9/30/2020	4,246,305	4,317,500	636,946	(3,680,554)
Genex Services, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans(5)	LIBOR + 4.250%, 1.000% Floor	5/30/2021	2,972,475	2,957,612	2,915,492	(42,120)
Hudson Products Holdings Inc	Capital Equipment	Senior Secured First Lien Term Loans(7)	LIBOR + 4.000%, 1.000% Floor	3/15/2019	1,872,446	1,863,083	1,569,727	(293,356)
Iqor US Inc.	Services: Business	Senior Secured First Lien Term Loans(7)	LIBOR + 5.000%, 1.000% Floor	4/1/2021	7,668,571	7,515,200	6,045,365	(1,469,835)
Isola USA	High Tech Industries	Senior Secured First Lien Term Loans(7)	LIBOR + 8.250%, 1.000% Floor	11/29/2018	3,825,000	3,767,625	3,372,417	(395,208)
Language Line LLC	Telecommunications	Senior Secured First Lien Term Loans(7)	LIBOR + 5.500%, 1.000% Floor	7/7/2021	3,293,750	3,260,813	3,266,314	5,501
Livingston International, Inc.	Transportation: Cargo	Senior Secured Second Lien Term Loans(1)(4)(7)	LIBOR + 7.750%, 1.250% Floor	4/18/2020	1,954,783	1,969,443	1,804,239	(165,204)
Maxim Crane Works LP	Capital Equipment	Senior Secured Second Lien Term Loans(5)	LIBOR + 9.250%, 1.000% Floor	11/26/2018	6,500,000	6,590,000	6,370,000	(220,000)
Mohegan Tribal Gaming	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans(7)	LIBOR + 4.500%, 1.000% Floor	11/19/2019	6,937,197	6,805,555	6,771,189	(34,366)
Nine West Holdings, Inc.	Consumer goods: Non-durable	Senior Secured First Lien Term Loans(7)	LIBOR + 3.750%, 1.000% Floor	10/8/2019	5,925,000	5,910,188	4,094,175	(1,816,013)
Packaging Coordinators, Inc.	Containers, Packaging & Glass	Senior Secured First Lien Term Loans(7)	LIBOR + 4.250%, 1.000% Floor	8/1/2021	4,950,000	4,900,500	4,900,500	—
Preferred Sands Holding Company, LLC	Construction & Building	Senior Secured First Lien Term Loans(7)	LIBOR + 5.750%, 1.000% Floor	7/27/2020	6,930,000	6,860,700	3,205,125	(3,655,575)
Sungard Availability Services Capital Inc.	Services: Business	Senior Secured First Lien Term Loans(5)	LIBOR + 5.000%, 1.000% Floor	3/31/2019	10,592,195	10,545,854	9,149,008	(1,396,846)
Tensar Corp.	Capital Equipment	Senior Secured First Lien Term Loans(7)	LIBOR + 4.750%, 1.000% Floor	7/9/2021	11,880,000	11,761,200	10,083,150	(1,678,050)
Thomson Multimedia	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans(5)	LIBOR + 6.000%, 1.000% Floor	3/31/2020	8,771,899	8,879,253	8,530,672	(348,581)
TravelCLICK, Inc	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans(5)	LIBOR + 4.500%, 1.250% Floor	5/12/2021	9,817,247	9,719,074	9,424,557	(294,517)
Tribune Publishing Co.	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans(5)	LIBOR + 4.750%, 1.000% Floor	8/4/2021	9,500,000	9,424,000	8,704,375	(719,625)

Company(1)	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional Cost (2)	Fair Value	Unrealized Appreciation (Depreciation)
TTM Technologies Inc.	High Tech Industries	Senior Secured First Lien Term Loans(4)(7)	LIBOR + 5.000%, 1.000% Floor	5/7/2021	3,990,000	3,850,350	3,600,975	(249,375)
US Shipping Partners LP	Transportation: Cargo	Senior Secured First Lien Term Loans(7)	LIBOR + 4.250%, 1.000% Floor	4/26/2021	1,926,818	1,912,367	1,772,673	(139,694)
YP LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans(5)	LIBOR + 6.750%, 1.250% Floor	6/4/2018	3,130,435	3,153,913	3,091,531	(62,382)
YRC Worldwide Inc.	Transportation: Cargo	Senior Secured First Lien Term Loans(4)(5)	LIBOR + 7.250%, 1.000% Floor	2/13/2019	9,837,311	9,825,123	8,525,703	(1,299,420)

					$208,801,779	$206,455,990	$178,732,629	$(27,723,361)
Total accrued interest income, net of expenses								$357,542

Total unrealized depreciation on total return swap								$(27,365,819)

(1)	All investments are domiciled in the United States except for Livingston International, Inc., which is domiciled in Canada.
(2)	Represents the initial amount of par of an investment in which the TRS is referenced.
(3)	The referenced asset or portion thereof is unsettled as of December 31, 2015.
(4)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended.
(5)

The interest rate on these loans is subject to a base rate plus 1 Month (“1M”) LIBOR, which at December 31, 2015 was 0.43%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 1M LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR floor.

(6)

The interest rate on these loans is subject to a base rate plus 2 Month (“2M”) LIBOR, which at December 31, 2015 was 0.51%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 2M LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR floor.

(7)

The interest rate on these loans is subject to a base rate plus 3 Month (“3M”) LIBOR, which at December 31, 2015 was 0.61%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3M LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR floor.

(8)

The interest rate on these loans is subject to a base rate plus 6 Month (“6M”) LIBOR, which at December 31, 2015 was 0.85%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 6M LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR floor.

Note 6. Borrowings

As a BDC, the Company is only allowed to employ leverage to the extent that its asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that the Company employs at any time depends on its assessment of the market and other factors at the time of any proposed borrowing.

The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s margin borrowings are estimated based upon market interest rates for its own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. The Company’s debt obligation is recorded at its carrying value, which approximates fair value.

ING Credit Facility

On November 24, 2014, the Company amended its existing senior secured syndicated revolving credit facility (the “ING Credit Facility”) pursuant to a Senior Secured Revolving Credit Agreement (the “Revolving Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING Credit Facility matures on December 4, 2017 and is secured by substantially all of the Company’s assets, subject to certain exclusions as further set forth in a Guarantee, Pledge and Security Agreement (the “Security Agreement”) entered into in connection with the Revolving

Credit Agreement, among the Company, the Subsidiary Guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent. The ING Credit Facility also includes usual and customary representations, covenants and events of default for senior secured revolving credit facilities of this nature. On February 13, 2015 commitments to the ING credit facility were expanded from $150,000,000 to $170,000.000.

The ING Credit Facility allows for the Company, at its option, to borrow money at a rate of either (i) an alternate base rate plus 1.75% per annum or (ii) LIBOR plus 2.75% per annum. The interest rate margins are subject to certain step-downs upon the satisfaction of certain conditions described in the Revolving Credit Agreement. The alternate base rate will be the greatest of (i) the U.S. Prime Rate set forth in the Wall Street Journal, (ii) the federal funds effective rate plus 1/2 of 1%, and (iii) three month LIBOR plus 1%. As of June 30, 2016 and December 31, 2015, the commitment under the ING Credit Facility was $170,000,000 and $170,000,000, respectively, and the ING Credit Facility includes an accordion feature that allows for potential future expansion of the ING Credit Facility up to a total of $500,000,000. Availability of loans under the ING Credit Facility is linked to the valuation of the collateral pursuant to a borrowing base mechanism.

The Company is also required to pay a commitment fee to the lenders based on the daily unused portion of the aggregate commitments under the ING Credit Facility. The commitment fee is (i) 0.50% for the initial six month period commencing on the closing date and (ii) thereafter, 1% of the aggregate unused commitments if the used portion of the aggregate commitments is less than or equal to 35% of the aggregate commitments, or 0.50% if the used portion of the aggregate commitments is greater than 35% of the aggregate commitments. The ING Credit Facility provides that the Company may use the proceeds of the facility for general corporate purposes, including making investments in accordance with the Company’s investment objective and strategy.

Borrowings under the Revolving Credit Agreement are subject to, among other things, a minimum borrowing base. Substantially all of the Company’s assets are pledged as collateral under the Revolving Credit Agreement. The ING Credit Facility requires the Company to, among other things (i) make representations and warranties regarding the collateral as well the Company’s business and operations, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants. The documents for the Revolving Credit Agreement also include default provisions, such as the failure to make timely payments under the Revolving Credit Agreement, the occurrence of a change in control, and the failure by the Company to materially perform under the operative agreements governing the Revolving Credit Agreement, which, if not complied with, could accelerate repayment under the Revolving Credit Agreement, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.

In connection with the security interest established under the Security Agreement, the Company, ING Capital LLC, in its capacity as collateral agent, and State Street Bank and Trust Company, in its capacity as the Company’s custodian, entered into a Control Agreement dated as of December 4, 2013 (the “Control Agreement”), in order to, among other things, perfect the security interest granted pursuant to the Security Agreement in, and provide for control over, the related collateral.

As of June 30, 2016 and December 31, 2015, the carrying amount of the Company’s borrowings under the ING Credit Facility approximated their fair value. The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s borrowing under the ING Credit Facility is estimated based upon market interest rates of the Company’s borrowing or entities with similar credit risk, adjusted for nonperformance risk, if any. At June 30, 2016 and December 31, 2015, the ING Credit Facility would be deemed to be Level 3, as defined in Note 4.

As of June 30, 2016 and December 31, 2015, $762,721 and $1,061,595 of financing costs related to the ING Credit Facility have been capitalized and are being amortized over the respective terms, respectively. In accordance with ASU 2015-03, the financing costs related to the ING Credit Facility are reported on the Consolidated Statements of Assets and Liabilities as a direct deduction from the face amount of the revolving credit facility. For the three and six months ended June 30, 2016, the Company recorded $1,075,869 and $2,386,523, respectively, of interest and financing expenses related to the ING Credit Facility, of which $810,529 and $1,899,107, respectively, were attributable to interest, $97,223 and $151,042, respectively, were attributable to commitment fees and $168,117 and $336,374, respectively, were attributable to amortization of deferred financing costs. For the three and six months ended June 30, 2015, the Company recorded $1,017,828 and $1,988,612, respectively, of interest and financing expenses related to the ING Credit Facility, of which $766,430 and $1,457,993, respectively, were attributable to interest, $93,194 and $180,902, respectively, were attributable to commitment fees and $158,204 and $349,716, respectively, were attributable to amortization of deferred financing costs. As of June 30, 2016 and December 31, 2015, the Company’s outstanding borrowings under the ING Credit Facility were $120,000,000 and $145,000,000, respectively. For the three and six months ended June 30, 2016, the Company’s weighted average outstanding debt balance and interest rate on the ING Credit Facility was $93,076,923 and 3.5% and $110,247,253 and 3.6%, respectively. For the three and six months ended June 30, 2015, the Company’s weighted average outstanding debt balance and interest rate on the ING Credit Facility was $96,263,736 and 3.2% and $93,287,293 and 3.2%, respectively.

Alpine Credit Facility

On July 23, 2014, the Company’s, wholly-owned, special purpose financing subsidiary, Alpine, entered into a revolving credit facility (the “Alpine Credit Facility”) pursuant to a Loan Agreement with JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent and lender, the Financing Providers from time to time party thereto, SIC Advisors, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto (the “Loan Agreement”). Alpine’s obligations to JPMorgan under the Alpine Credit Facility are secured by a first priority security interest in substantially all of the assets of Alpine, including its portfolio of loans. The obligations of Alpine under the Alpine Credit Facility are non-recourse to the Company.

The Alpine Credit Facility provides for borrowings in an aggregate principal amount up to $300,000,000 on a committed basis. Borrowings under the Alpine Credit Facility are subject to compliance with a net asset value coverage ratio with respect to the current value of Alpine’s portfolio and various eligibility criteria must be satisfied with respect to the initial acquisition of each loan in Alpine’s portfolio. Any amounts borrowed under the Alpine Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 23, 2019.

Pricing under the Alpine Credit Facility for each one month calculation period is based on LIBOR for an interest period of one month, plus a spread of 3.25% per annum. If LIBOR is unavailable, pricing will be determined at the prime rate offered by JPMorgan or the federal funds effective rate, plus a spread of 3.25% per annum. Interest is payable monthly in arrears. Since February 23, 2015, Alpine has been required to pay a commitment fee equal to .50% on the average daily unused amount of the financing commitments to the extent $150,000,000 has not been borrowed. Alpine also paid a set-up fee and incurred certain other customary costs and expenses in connection with obtaining the Alpine Credit Facility on July 23, 2014, and its first amendment which increased the aggregate principal amount from $150,000,000 to $300,000,000 on February 6, 2015.

Borrowings of Alpine are considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act, as amended, applicable to business development companies.

Pursuant to a Sale and Contribution Agreement entered into between the Company and Alpine (the “Sale Agreement”) in connection with the Alpine Credit Facility, the Company may sell loans or contribute cash or loans to Alpine from time to time and will retain a residual interest in any assets contributed through its ownership of Alpine or will receive fair market value for any assets sold to Alpine. In certain circumstances the Company may be required to repurchase certain loans sold to Alpine. In addition to the acquisition of loans pursuant to the Sale Agreement, Alpine may purchase additional assets from various sources. Alpine has appointed SIC Advisors to manage its portfolio of assets pursuant to the terms of a Portfolio Management Agreement between SIC Advisors and Alpine.

As of June 30, 2016 and December 31, 2015, the carrying amount of the Company’s borrowings under the Alpine Credit Facility approximated the fair value of the Company’s debt obligation. The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s borrowings under the Alpine Credit Facility is estimated based upon market interest rates of the Company’s borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. At June 30, 2016 and December 31, 2015, the Alpine Credit Facility would be deemed to be Level 3, as defined in Note 4.

As of June 30, 2016 and December 31, 2015, $1,887,384 and $2,177,809 of financing costs related to the Alpine Credit Facility have been capitalized and are being amortized over the respective terms. In accordance with ASU 2015-03, the financing costs related to the Alpine Credit Facility are reported on the Consolidated Statements of Assets and Liabilities as a direct deduction from the face amount of the revolving credit facility. For the three and six months ended June 30, 2016, the Company recorded $2,459,353 and $4,902,886, respectively, of interest and financing expenses related to the Alpine Credit Facility, of which $2,314,140 and $4,612,460, respectively, were attributable to interest and $145,213 and $290,426, respectively, were attributable to amortization of deferred financing costs. For the three and six months ended June 30, 2015, the Company recorded $1,439,781 and $2,579,825, respectively, of interest and financing expenses related to the Alpine Credit Facility, of which $1,265,467 and $2,318,826, respectively, were attributable to interest and $174,314 and $260,999, respectively, were attributable to amortization of deferred financing costs. As of June 30, 2016 and December 31, 2015, the Company’s outstanding borrowings under the Alpine Credit Facility were $240,000,000 and $240,000,000, respectively. For the three and six months ended June 30, 2016, the Company’s weighted average outstanding debt balance and interest rate on the Alpine Credit Facility was $240,000,000 and 3.9% and $240,000,000 and 3.8%, respectively. For the three and six months ended June 30, 2015, the Company’s weighted average outstanding debt balance and interest rate on the Alpine Credit Facility was $144,822,260 and 3.5% and $133,225,556 and 3.5%, respectively.

Note 7. Agreements

Investment Advisory Agreement

On April 5, 2012, the Company entered into an investment advisory agreement (“IAA”) with SIC Advisors to manage the Company’s investment activities. The IAA became effective as of April 17, 2012, the date that the Company met its minimum offering requirement. Pursuant to the 1940 Act, the initial term of the IAA was for two years from its effective date, with one-year renewals subject to approval by the Company’s board of directors, a majority of whom must be independent directors. On March 2, 2016, the Company’s board of directors approved the renewal of the IAA for an additional one-year term at an in-person meeting. Pursuant to the IAA, SIC Advisors implements the Company’s business strategy on a day-to-day basis and performs certain services for the Company, subject to oversight by the Company’s board of directors. SIC Advisors is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investment transactions, asset sales, financings and performing asset management duties. Under the IAA, the Company has agreed to pay SIC Advisors a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of the Company’s gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. “Gross assets” also includes any cash collateral posted with respect to the TRS, adjusted for realized and unrealized appreciation. For the first quarter of the Company’s operations, the base management fee was calculated based on the initial value of the Company’s gross assets. Subsequently, the base management fee is calculated based on the gross assets at the end of each completed calendar quarter.

Base management fees for any partial quarter are appropriately prorated. For the three and six months ended June 30, 2016, the Company recorded an expense for base management fees of $4,952,577 and $9,750,206, respectively, of which $4,952,577 was payable at June 30, 2016. For the three and six months ended June 30, 2015, the Company recorded an expense for base management fees of $4,243,146 and $7,963,543, respectively, of which $4,243,147 was payable at June 30, 2015.

The incentive fee consists of the following two parts:

An incentive fee on net investment income (“Subordinated Incentive Fee on Income”) is calculated and payable quarterly in arrears and is based upon pre-incentive fee net investment income for the immediately preceding quarter. No Subordinated Incentive Fee on Income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 1.75% per quarter on the Company’s net assets at the end of the immediately preceding fiscal quarter (the “Preferred Quarterly Return”). All pre-incentive fee net investment income, if any, that exceeds the Preferred Quarterly Return, but is less than or equal to 2.1875% of net assets at the end of the immediately preceding fiscal quarter in any quarter, will be payable to SIC Advisors. The Company refers to this portion of its Subordinated Incentive Fee on Income as the “Catch Up”. It is intended to provide an incentive fee of 20% on pre-incentive fee net investment income when pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter in any quarter. For any quarter in which the Company’s pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter, the Subordinated Incentive Fee on Income shall equal 20% of the amount of pre-incentive fee net investment income, because the Preferred Quarterly Return and Catch Up will have been achieved. There is no incentive fee on net investment income earned on the TRS.

For the three and six months ended June 30, 2016, the Company recorded a Subordinated Incentive Fee on Income of $3,231,942 and $5,503,705, respectively. For the three and six months ended June 30, 2015, the Company recorded a Subordinated Incentive Fee on Income of $2,122,395 and $2,392,892, respectively. As of June 30, 2016 and December 31, 2015, the Company recorded an incentive fee on net income payable of $3,231,942 and $1,795,268, respectively.

A capital gains incentive fee will be earned on realized investments and shall be payable in arrears as of the end of each calendar year during which the IAA is in effect. If the IAA is terminated, the fee will also become payable as of the effective date of such termination. The fee equals 20% of the realized capital gains, less the aggregate amount of any previously paid capital gains incentive fees. The incentive fee on capital gains is equal to realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis.

Under GAAP, the Company calculates capital gains incentive fees as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. GAAP requires that the capital gains incentive fee accrual assume the cumulative aggregate unrealized capital appreciation is realized, even though such unrealized capital appreciation is not payable under the IAA. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. There can be no assurance that such unrealized capital appreciation will be realized in the future and that the provisional capital gains incentive fee will become payable.

For the three and six months ended June 30, 2016, the Company recorded a capital gains incentive fee of $0 and $0, respectively. For the three and six months ended June 30, 2015, the Company recorded a capital gains incentive fee of $0 and $0, respectively. As of June 30, 2016 and December 31, 2015, the Company recorded a capital gains incentive fee payable of $0 and $0, respectively.

Prior to June 2, 2014, SIC Advisors bore all organizational and offering expenses, as defined in the IAA, on behalf of the Company until the Company’s gross proceeds in connection with the sale of its common stock exceeded $300,000,000. Beginning June 2, 2014, the Company became responsible for all ongoing organization and offering expenses.

Pursuant to the terms of the IAA, the Company has agreed to reimburse SIC Advisors for any such organizational and offering expenses incurred by SIC Advisors (“O&O Reimbursable Expenses”) prior to June 2, 2014 not to exceed 1.25% of the gross subscriptions raised by the Company over the course of the offering period, which is currently scheduled to terminate April 17, 2017, unless further extended.

In the event that other organizational and offering expenses exceed 5.25% of the gross proceeds from the sale of shares of the Company’s common stock pursuant to its public offering or one or more private offerings at the time of the completion of the offering or other organizational and offering expenses, together with selling commissions, dealer manager fees and any discounts paid to members of the Financial Industry Regulatory Authority, exceed 15% of the gross proceeds from the sale of shares of the Company’s common stock pursuant to its public offering or one or more private offerings at the time of the completion of the offering, then SIC Advisors shall be required to pay without reimbursement from the Company, or, if already paid by the Company, reimburse the Company, for amounts exceeding such 5.25% and 15% limit, as appropriate.

As of February 2015, SIC Advisors had been fully reimbursed for all O&O Reimbursable Expenses incurred since inception, which totaled $5,602,303. For the three and six months ended June 30, 2016, SIC Advisors incurred O&O Reimbursable Expenses of $0 and $0, respectively. For the three and six months ended June 30, 2015, SIC Advisors did not incur any O&O Reimbursable Expenses. For the three and six months ended June 30, 2016, the Company reimbursed SIC Advisors $0 and $0, respectively. For the three and six months ended June 30, 2015, the Company reimbursed SIC Advisors $0 and $517,486, respectively. As of June 30, 2016 and December 31, 2015, $0 and $0 have been accrued related to O&O Expenses to be reimbursed to SIC Advisors and are reflected in the consolidated statements of assets and liabilities as a component of due to affiliate, respectively.

Administration Agreement

On April 5, 2012, the Company entered into an administration agreement (the “Administration Agreement”) with Medley Capital LLC, pursuant to which Medley Capital LLC furnishes the Company with administrative services necessary to conduct its day-to-day operations. On February 28, 2013, Medley Capital LLC entered into a Sub-Administration Agreement with State Street Bank Global Fund Accounting and Custody to perform certain financial, accounting, administrative and other services on behalf of the Company. On March 2, 2016, the Company’s board of directors approved the renewal of the Administration Agreement for an additional one-year term at an in-person meeting. Medley Capital LLC is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations. Such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company does not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. For the three and six months ended June 30, 2016, the Company recorded expenses of $633,695 and $1,216,901, relating to administrator expenses, respectively. For the three and six months ended June 30, 2015, the Company recorded expenses of $538,692 and $1,094,441, relating to administrator expenses, respectively. As of June 30, 2016 and December 31, 2015, the Company had $633,696 and $517,930 in administrator expenses payable, respectively.

Expense Support and Reimbursement Agreement

On June 29, 2012, the Company entered into an Expense Support and Reimbursement Agreement (the “Expense Support Agreement”) with SIC Advisors. Pursuant to the Expense Support Agreement, SIC Advisors has agreed to reimburse the Company for operating expenses in an amount equal to the difference between distributions paid to the Company’s stockholders in each month, less the sum of the Company’s net investment income, the Company’s net realized capital gains and dividends paid to the Company from its portfolio companies (not included in net income and net realized capital gains) during such period (“Expense Support Reimbursement”). To the extent that no dividends or other distributions are paid to the Company’s stockholders in any given month, then the Expense Support Reimbursement for such month shall be equal to such amount necessary in order for available operating funds for the month to equal zero. The terms of the Expense Support

Agreement commenced as of the date that the Company’s registration statement was declared effective by the SEC. Most recently, the Company’s board of directors approved an extension of the period during which SIC Advisors may reimburse the Company for operating expenses under the Expense Support Agreement to September 30, 2016. Pursuant to the Expense Support Agreement, as amended, effective as of April 1, 2016, SIC Advisors may make expense support payments on a discretionary basis by making an election on the last day of each month to fund an expense support payment in an amount equal to the difference between the Company’s distributions paid to the Company’s stockholders during such month less the sum of the Company’s net investment income, the Company’s net realized capital gains and dividends paid to the Company from its portfolio companies (not included in net income and net realized capital gains) during such period.

Pursuant to the Expense Support Agreement, the Company has a conditional obligation to reimburse SIC Advisors for any amounts funded by SIC Advisors under the Expense Support Agreement if, and only to the extent that, during any fiscal quarter occurring within three years of the date on which SIC Advisors incurred a liability for such amount, the sum of the Company’s net investment income, the Company’s net realized capital gains and the amount of any dividends and other distributions paid to the Company from its portfolio companies, to the extent not included in net investment income or net realized capital gains, exceeds the distributions paid by the Company to stockholders. The purpose of the Expense Support Agreement is to cover distributions to stockholders so as to ensure that the distributions do not constitute a return of capital for GAAP purposes and to reduce operating expenses until the Company has raised sufficient capital to be able to absorb such expenses.

Pursuant to the Expense Support Agreement, the Company will reimburse SIC Advisors for expense support payments it previously made following any calendar quarter for which the Company received net investment income, net realized capital gains and dividends from its portfolio companies (not included in net income and net realized capital gains) in excess of the distributions paid to the Company’s stockholders during such calendar quarter (the “Excess Operating Funds”). Any such reimbursement will be made within three years of the date that the expense support payment obligation was incurred by SIC Advisors, subject to the conditions described below. The amount of the reimbursement during any calendar quarter will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all expense payments made by SIC Advisors that have not yet been reimbursed. In addition, the Company will only make reimbursement payments to the extent its current annualized “operating expense ratio” (as described in footnote 1 to the table below) is equal to or less than its operating expense ratio for the quarter during which the corresponding expense obligation was incurred and to the extent the annualized rate of its regular cash dividends to the Company’s stockholders for the month is equal to or greater than the annualized rate of the Company’s regular cash distributions to stockholders for the month during which the corresponding expense payment was incurred.

For the three and six months ended June 30, 2016, the Company recorded net Expense Support Reimbursements of $5,498,606 and $10,703,502, respectively, on the consolidated statements of operations. For the three and six months ended June 30, 2015, the Company recorded net Expense Support Reimbursements of $1,941,494 and $3,935,012, respectively, on the consolidated statements of operations. Repayments of amounts paid by SIC Advisors to the Company under the Expense Support Agreement will be accrued as they become probable and estimable. As of June 30, 2016 and December 31, 2015, the Company recorded $9,454,153 and $7,314,867, respectively, in its consolidated statements of assets and liabilities as due from affiliate relating to the Expense Support Agreement. The Company refers to Expense Support Reimbursements that are eligible for reimbursement to SIC Advisors by virtue of having satisfied the conditions described above as a “Crystalized Reimbursement.” As of June 30, 2016 and December 31, 2015, the Company recorded $135,784 and $2,461,300, respectively, of Crystalized Reimbursements, of which $0 and $1,765,768 was paid to the Company, and $0 and $695,533 was included in Due to Affiliate on the respective consolidated statements of assets and liabilities. As of June 30, 2016 and December 31, 2015 the total amounts eligible for reimbursement by the Company to SIC Advisors net of Crystalized Reimbursements was $27,527,627 and $16,824,125, respectively.

The following table provides information regarding liabilities incurred by SIC Advisors pursuant to the Expense Support Agreement as well as other information relating to the Company’s ability to reimburse SIC Advisors for such payments:

Quarter Ended	Amount of Expense Payment Obligation	Amount Repaid to SIC Advisors	Operating Expense Ratio (1)	Annualized Distribution Rate (2)	Eligible to be Repaid Through
June 30, 2012	$454,874	$454,874	6.13%	8.00%	June 30, 2015
September 30, 2012	437,303	437,303	4.05%	8.00%	September 30, 2015
December 31, 2012	573,733	573,733	3.91%	8.00%	December 31, 2015
March 31, 2013	685,404	685,404	1.71%	8.00%	March 31, 2016
June 30, 2013	732,425	732,425	1.00%	7.84%	June 30, 2016
September 30, 2013	1,262,848	1,078,500	0.83%	7.84%	September 30, 2016
December 31, 2013	1,258,575	—	0.45%	7.84%	December 31, 2016
March 31, 2014	1,313,470	—	0.45%	7.80%	March 31, 2017
June 30, 2014	2,143,066	—	0.38%	7.80%	June 30, 2017
September 30, 2014	1,717,593	123,025	0.38%	7.77%	September 30, 2017
December 31, 2014	1,585,471	—	0.47%	8.00%	December 31, 2017
March 31, 2015	1,993,518	—	0.43%	8.00%	March 31, 2018
June 30, 2015	2,148,462	—	0.31%	8.00%	June 30, 2018
September 30, 2015	627,752	—	0.32%	8.25%	September 30, 2018
December 31, 2015	3,974,895	—	0.40%	8.65%	December 31, 2018
March 31, 2016	5,204,896	—	0.37%	8.89%	March 31, 2019
June 30, 2016	5,498,606	—	0.29%	8.89%	June 30, 2019

(1)

“Operating Expense Ratio” is as of the date the expense support payment obligation was incurred by the Company’s Advisor and includes all expenses borne by the Company, except for organizational and offering expenses, base management and incentive fees owed to SIC Advisors, and interest expense, as a percentage of net assets.

(2)

“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by SIC Advisors. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders.

Note 8. Related Party Transactions

On October 19, 2011, SIC Advisors entered into a subscription agreement to purchase 110.80 shares of common stock for cash consideration of $1,000. The consideration represents $9.025 per share.

On March 31, 2012, SIC Advisors entered into a subscription agreement to purchase 1,108,033.24 shares of common stock for cash consideration of $10,000,000. The purchase was made on April 17, 2012. The consideration represents $9.025 per share.

Due from affiliate relates to amounts due from SIC Advisors pursuant to the Expense Support Agreement as discussed in Note 7.

Due to affiliate relates to reimbursements of organizational and offering expenses and expense support reimbursement pursuant to the IAA paid to/from SIC Advisors as discussed in Note 7.

An affiliate of the Company’s dealer manager has an ownership interest in SIC Advisors.

Opportunities for co-investments may arise when SIC Advisors or an affiliated adviser becomes aware of investment opportunities that may be appropriate for the Company and other clients or affiliated funds. As a

BDC, the Company was substantially limited in its ability to co-invest in privately negotiated transactions with affiliated funds until it obtained an exemptive order from the SEC on November 25, 2013 (the “Exemptive Order”). The Exemptive Order permits the Company to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley LLC, the parent company of SIC Advisors, or an investment adviser controlled by Medley LLC, in a manner consistent with its investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors. Co-investment under the Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the Company’s board of directors determines that it would be advantageous for the Company to co-invest in a manner described in the Exemptive Order. Before receiving the Exemptive Order, the Company only participated in co-investments that were allowed under existing regulatory guidance, such as syndicated loan transactions where price was the only negotiated term, which limited the types of investments that the Company could make. Please see Note 4 to the consolidated schedule of investments as of June 30, 2016 and December 31, 2015 for disclosures regarding securities also held by affiliated funds.

Note 9. Directors Fees

Prior to April 1, 2015, the Company’s independent directors each received an annual retainer fee of $30,000 and further received a fee of $2,500 ($1,000 for telephonic attendance) for each regularly scheduled board meeting and a fee of $1,000 for each special board meeting and all committee meetings as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the chairman of the audit committee received an annual retainer of $10,000, while the chairman of any other committee received an annual retainer of $2,500. Effective April 1, 2015, the Company’s independent directors each receive an annual retainer of $50,000 and further receive a fee of $4,000 ($2,000 for telephonic attendance) for each regularly scheduled board meeting and a fee of $2,000 for each special board meeting and all committee meetings as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the chairman of the audit committee receives an annual retainer of $15,000, while the chairman of any other committee receives an annual retainer of $5,000. Effective January 21, 2016, the lead independent director receives an annual retainer of $10,000. For the three and six months ended June 30, 2016, the Company recorded directors’ fees expenses in General and Administrative expenses on the consolidated statement of operations of $66,500 and $151,972, respectively, of which $0 was payable at June 30, 2016. For the three and six months ended June 30, 2015, the Company recorded directors’ fees expenses in General and Administrative expenses on the consolidated statement of operations of $62,500 and $109,625, respectively, of which $0 was payable at December 31, 2015.

Note 10. Earnings Per Share

In accordance with the provisions of ASC Topic 260 — Earnings per Share, basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following table sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three and six months ended June 30:

	For the three months ended June 30,		For the six months ended June 30,
	2016	2015	2016	2015
Net increase/(decrease) in net assets from operations	$24,720,788	$11,569,366	$30,995,508	$23,567,246
Weighted average common shares outstanding	89,644,821	67,418,067	87,245,126	62,912,383
Earnings per common share-basic and diluted	$0.28	$0.17	$0.36	$0.37

Note 11. Commitments

As of June 30, 2016 and December 31, 2015 the Company had $14,471,578 and $14,170,243 of unfunded commitments under loan and financing agreements. These amounts are primarily composed of commitments for senior secured term loans, revolvers, and additional capital contributions for the Sierra JV. The unrealized gain or loss associated with unfunded commitments is recorded in the financial statements and reflected as an adjustment to the valuation of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments are not recognized by the Company until the commitment is funded.

	As of
	June 30, 2016	December 31, 2015
Alpha Media LLC	$—	$1,645,313
Black Angus Steakhouses LLC	4,129,464	3,571,429
DHISCO Electronic Distributions, Inc.	1,190,476	1,904,762
Elite Comfort Solutions LLC	2,499,294	—
First Boston Construction Holdings, LLC	527,344	2,636,719
Ship Supply Acquisition Corporation	—	3,048,780
Sierra Senior Loan Strategy JV I LLC	6,125,000	—
Software Paradigms International Group, LLC	—	1,363,240

Total	$14,471,578	$14,170,243

Note 12. Fee Income

Fee income consists of origination/fees, amendment fees, prepayment penalty, administrative agent fees, transaction break-up fee and other miscellaneous fees. Origination fees, prepayment fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income. The following tables summarize the Company’s fee income for the three and six months ended June 30:

	For the three months ended June 30,		For the six months ended June 30,
	2016	2015	2016	2015
Origination fees	$103,135	$3,514,112	$905,357	$4,796,567
Prepayment fees	685,603	926,105	1,257,646	926,105
Amendment fees	501,062	513,525	501,062	548,958
Administrative agent fees	—	11,471	—	12,838
Other fees	8,741	55,217	29,688	63,036

Fee income	$1,298,541	$5,020,430	$2,693,753	$6,347,504

Note 13. Distributions and Share Repurchase Plan Distributions

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which the Company’s common stockholders may elect to have the full amount of any cash distributions reinvested in additional shares of the Company’s common stock. As a result, if the Company declares a cash dividend or other distribution, each stockholder that has “opted in” to the Company’s reinvestment plan will have their distributions automatically reinvested in additional shares of the Company’s common stock rather than receiving cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions. For the six months ended June 30, 2016, the Company distributed a total of $34,930,780, of which, $18,344,354 was in cash and $16,586,426 was in the form of common shares associated with the DRIP. For the six months ended June 30, 2015, the Company distributed a total of $25,374,463, of which, $13,283,301, was in cash and $12,091,162 was in the form of common shares associated with the DRIP.

The following table reflects the cash distributions per share that the Company declared or paid to its stockholders for the previous two years. Stockholders of record as of each respective record date were entitled to receive the distribution.

Record Date	Payment Date	Amount per share
January 15 and 30, 2015	January 30, 2015	0.03333
February 13 and 27, 2015	February 27, 2015	0.03333
March 13 and 31, 2015	March 31, 2015	0.03333
April 15 and 30, 2015	April 30, 2015	0.03333
May 15 and 29, 2015	May 29, 2015	0.03333
June 15 and 30, 2015	June 30, 2015	0.03333
July 15 and 31, 2015	July 31, 2015	0.03333
August 14 and 31, 2015	August 31, 2015	0.03333
September 15 and 30, 2015	September 30, 2015	0.03333
October 15 and 30, 2015	October 30, 2015	0.03333
November 13 and 30, 2015	November 30, 2015	0.03333
December 15 and 31, 2015	December 31, 2015	0.03333
January 15 and 29, 2016	January 29, 2016	0.03333
February 12 and 29, 2016	February 29, 2016	0.03333
March 15 and 31, 2016	March 31, 2016	0.03333
April 15 and 29, 2016	April 29, 2016	0.03333
May 13 and 31, 2016	May 31, 2016	0.03333
June 15 and 30, 2016	June 30, 2016	0.03333
July 15 and 29, 2016	July 29, 2016	0.03333
August 15 and 31, 2016	August 31, 2016	0.03333
September 15 and 30, 2016	September 30, 2016	0.03333

The Company’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

The Company’s previous distributions to stockholders may have been funded from temporary Expense Support Reimbursements that may be subject to repayment to SIC Advisors, See Note 7. The portion of these distributions derived from temporary Expense Support Reimbursements were not based on the Company’s investment performance and may not continue in the future. If SIC Advisors had not agreed to make Expense Support Reimbursements, these distributions would have come from paid-in-capital. The reimbursement of these payments owed to SIC Advisors will reduce the future distributions to which stockholders would otherwise be entitled.

The determination of the tax attributes (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) of distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid for the full year.

Share Repurchase Program

In June 2013, the Company commenced a share repurchase program pursuant to which it intends to conduct quarterly share repurchases, of up to 2.5% of the weighted average number of outstanding shares in any 3-month period or 10% of the weighted average number of outstanding shares in any 12-month period. The purpose of the share repurchase program is to allow stockholders to sell their shares back to the Company at a price equal to the most recently disclosed net asset value per share of the Company’s common stock immediately prior to the date of repurchase. Shares will be purchased from stockholders participating in the program on a pro rata basis. Unless the Company’s board of directors determines otherwise, the number of shares to be repurchased during any calendar year will be limited to the proceeds received in association with the sale of shares of common stock under the distribution reinvestment plan.

The following table reflects activity under the Company’s Share Repurchase Plan:

Offer Date	Quantity Offered	Price per Share	Repurchase Date	Repurchase Quantity
6/4/13	16,652	$9.18	—	—
8/8/13	32,627	$9.13	9/27/13	3,642
11/7/13	60,966	$9.14	12/19/13	5,826
3/12/14	120,816	$9.18	4/25/14	9,835
5/6/14	199,476	$9.20	6/13/14	17,777
8/5/14	294,068	$9.25	9/12/14	35,887
11/5/14	411,894	$9.22	12/24/14	411,894
3/4/15	535,571	$8.97	4/24/15	68,472
5/6/15	620,420	$8.98	6/24/15	90,916
8/5/15	727,654	$8.96	9/29/15	328,353
11/3/15	853,688	$8.56	12/23/15	285,559
3/2/16	959,436	$8.16	4/29/16	959,436
5/5/16	1,005,447	$8.04	6/30/16	855,215

In the event of the death or disability of a stockholder, the Company will repurchase the shares held by such stockholder at a price equal to the net asset value per share of our shares as disclosed in the periodic report we file with the SEC immediately following the date of the death or disability of such stockholder. During the three and six months ended June 30, 2016, the Company repurchased 989 and 989 shares, respectively, due to death. During the three and six months ended June 30, 2015, the Company repurchased 0 and 28,458 shares, respectively, shares due to death.

Note 14. Financial Highlights

The following is a schedule of financial highlights of the Company for six months ended June 30:

	2016	2015
Per Share Data:(1)
Net asset value at beginning of period	$8.16	$8.97
Net investment income/(loss)	0.35	0.33
Net realized gains/(losses) on investments and total return swap	0.05	0.08
Net unrealized appreciation/(depreciation) on investments and total return swap	(0.04)	(0.02)

Net increase/(decrease) in net assets	0.36	0.39
Distributions declared from net investment income(2)	(0.40)	(0.40)
Distributions from net realized capital gains	—	—

Total distributions to stockholders	(0.40)	(0.40)
Issuance of common stock above net asset value(3)	(0.01)	—
Net asset value at end of period	8.11	8.96
Total return based on net asset value(4)(5)	4.46%	4.41%
Portfolio turnover rate(6)	10.46%	9.36%
Shares outstanding at end of period	90,539,160	71,353,239
Net assets at end of period	734,704,769	639,024,134
Ratio/Supplemental Data (annualized):
Ratio of net expenses (including incentive fees) to average net assets(5)(9)	3.97%	5.79%
Ratio of net investment income/(loss) to average net assets(5)(9)	9.76%	7.04%
Ratio of incentive fees to average net assets (non-annualized)(9)	0.78%	0.80%
Supplemental Data (annualized):
Asset coverage ratio per unit(7)	$2,562	$2,328
Percentage of non-recurring fee income(8)	5.56%	16.54%
Ratio of net expenses (excluding incentive fees) to average net assets	3.19%	4.99%
Ratio of interest and financing related expenses to average net assets	1.90%	1.33%

(1)	The per share data was derived by using the weighted average shares outstanding during the six months ended June 30, 2016 and 2015, which were 87,245,126 and 62,912,383, respectively.
(2)	The per share data for distributions is the actual amount of paid distributions per share during the period.
(3)

Shares issued under the DRIP (see Note 13) as well as the continuous issuance of shares of common stock may cause on incremental increase/decrease in net asset value per share due to the effect of issuing shares at amounts that differ from the prevailing net asset value at each issuance.

(4)	Total annual returns are historical and assume reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales charge.
(5)

Total returns, ratios of net investment income/(loss), and ratios of net expenses to average net assets for the six months ended June 30, 2016 and 2015, prior to the effect of the Expense Support and Reimbursement Agreement were as follows: total return: 2.94%, and 3.77%, respectively; ratio of net investment income/(loss): 6.77% and 6.56%, respectively; ratio of net expenses to average net assets: 7.09% and 6.30%, respectively.

(6)	Not annualized.
(7)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets for regulatory purposes, which includes the underlying fair value of net TRS, less all liabilities and indebtedness not represented by senior securities to the aggregate amount of Senior Securities representing indebtedness and the implied leverage on the TRS. Asset coverage per unit is expressed in terms of dollars per $1,000 of indebtedness. As of June 30, 2016 and 2015, the Company’s Asset Coverage Per Unit including unfunded commitments was $2,486 and $2,243, respectively.

(8)	Represents the impact of non-recurring fees over total investment income.
(9)

The ratios for the six months ended June 30, 2015, revised to include the effect of non-annualized incentive fees and organizational and offering costs, were as follows: ratio of net expenses to average net assets: 4.99%, ratio of net investment income/(loss) to average net assets: 7.88%, ratio of incentive fees to average net assets: 0.40%, and ratio of net expenses (excluding incentive fees) to average net assets: 4.55%.

Note 15. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the consolidated financial statements as of and for the six months ended June 30, 2016, except as disclosed below.

On July 12, 2016, the Company’s board of directors approved the Ninth Amendment to the Expense Support Agreement between the Company and SIC Advisors (the “Ninth Amendment”). Pursuant to the Ninth Amendment, the period during which SIC Advisors may reimburse the Company for operating expenses under the Expense Support Agreement has been extended to September 30, 2016 from June 30, 2016.

The Company issued common shares and received gross proceeds of approximately $10.9 million subsequent to June 30, 2016.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion and analysis should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this quarterly report on Form 10-Q.

Except as otherwise specified, references to “we,” “us,” “our,” or the “Company,” refer to Sierra Income Corporation. “SIC Advisors” and the “Adviser” refer to SIC Advisors LLC, our investment adviser. SIC Advisors is a majority owned subsidiary of Medley LLC, which is controlled by Medley Management Inc., a publicly traded asset management firm, which in turn is controlled by Medley Group LLC, an entity wholly-owned by the senior professionals of Medley LLC. “Medley” refers, collectively, to the activities and operations of Medley Capital LLC, Medley LLC, Medley Management Inc., Medley Group LLC, SIC Advisors, associated investment funds and their respective affiliates.

Some of the statements in this quarterly report on Form 10-Q constitute forward-looking statements, which relate to future events or our performance or financial condition. The forward-looking statements contained in this quarterly report on Form 10-Q involve risks and uncertainties, including, but not limited to, statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	changes in the economy;

•	risks associated with possible disruptions in our operations;

•	the effect of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with SIC Advisors and its affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	the use of borrowed money to finance a portion of our investments;

•	the adequacy of our financing sources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of SIC Advisors to locate suitable investments for us and to monitor and administer our investments;

•	the ability of SIC Advisors and its affiliates to attract and retain highly talented professionals;

•	our ability to maintain our qualification as a RIC and as a BDC; and

•	the effect of changes in laws or regulations affecting our operations.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. The forward-looking statements contained in this quarterly report involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including due to the factors set forth as “Risk Factors” in this quarterly report on Form 10-Q and in Item 1A “Risk Factors” in Part 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

We have based the forward-looking statements included in this report on information available to us on the date of this report, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K.

Overview

We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. We are externally managed by SIC Advisors LLC, or SIC Advisors, which is a registered investment adviser under the Advisers Act. SIC Advisors is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. In addition, we have qualified and intend to continue to qualify to be treated, for U.S. federal income tax purposes, as a RIC under subchapter M of the Code.

On April 17, 2012 we successfully reached the minimum escrow requirement and officially commenced operations by receiving gross proceeds of $10 million in exchange for 1,108,033.24 shares of our common stock sold to SIC Advisors.

Under our Investment Advisory Agreement, we pay SIC Advisors an annual management fee as well as an incentive fee based on our investment performance. Also, under the Administration Agreement, we reimburse Medley for the allocable portion of overhead and other expenses incurred by Medley Capital LLC in performing its obligations under the Administration Agreement, including our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.

We intend to meet our investment objective by primarily lending to, and investing in the debt of privately owned U.S. middle market companies, which we define as companies with annual revenue between $50 million and $1 billion. We intend to focus primarily on making investments in first lien senior secured debt, second lien secured debt, and to a lesser extent, subordinated debt, of middle market companies in a broad range of industries. We expect that the majority of our debt investments will bear interest at floating interest rates, but our portfolio may also include fixed-rate investments. We will originate transactions sourced through SIC Advisors’ existing network, and, to a lesser extent, expect to acquire debt securities through the secondary market. We may make equity investments in companies that we believe will generate appropriate risk adjusted returns, although we do not expect such investments to be a substantial portion of our portfolio.

The level of our investment activity depends on many factors, including the amount of debt and equity capital available to prospective portfolio companies, the level of merger, acquisition and refinancing activity for such companies, the availability of credit to finance transactions, the general economic environment and the competitive environment for the types of investments we make. Based on prevailing market conditions, we anticipate that we will invest the proceeds from each subscription closing generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objectives and strategies. Any distributions we make during such period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, with certain limited exceptions. To obtain and maintain our RIC status, we must meet specified source-of-income and asset diversification requirements. To be eligible for tax treatment under Subchapter M for U.S. federal income tax purposes, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

Revenues

We generate revenue in the form of interest on the debt securities that we hold and distributions and capital gains on other interests that we acquire in our portfolio companies. We expect that the senior debt we invest in will generally have stated terms of three to ten years and that the subordinated debt we invest in will generally have stated terms of five to ten years. Our senior and subordinated debt investments bear interest at a fixed or floating rate. Interest on debt securities is generally payable monthly, quarterly or semiannually. In addition, some of our investments provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as fee income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses

Our primary annual operating expenses consist of the payment of advisory fees and the reimbursement of expenses under our Investment Advisory Agreement with SIC Advisors and our Administration Agreement with Medley Capital LLC. We bear other expenses, which include, among other things:

•	corporate, organizational and offering expenses relating to offerings of our common stock, subject to limitations included in our Investment Advisory Agreement;

•	the cost of calculating our net asset value, including the related fees and cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•

fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs, making investments, and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payable on debt, if any, incurred to finance our investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts subject to limitations included in the Investment Advisory Agreement;

•	federal and state registration fees and any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses, including travel expenses;

•	costs of director and stockholder meetings, proxy statements, stockholders’ reports and notices;

•	costs of fidelity bonds, directors and officers/errors and omissions liability insurance and other types of insurance;

•

direct costs, including those relating to printing of stockholder reports and advertising or sales materials, mailing, long distance telephone and staff subject to limitations included in the Investment Advisory Agreement;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for our investments;

•

all other expenses incurred by us or the Advisor in connection with administering our investment portfolio, including expenses incurred by our Advisor in performing certain of its obligations under the Investment Advisory Agreement; and

•

the reimbursement of the compensation of our chief financial officer and chief compliance officer, whose compensation is paid by Medley, to the extent that each such reimbursement amount is annually approved by our independent director committee and subject to the limitations included in our Administration Agreement.

Administrative Services

We reimburse Medley Capital LLC for the administrative expenses necessary for its performance of services to us. However, such reimbursement is made at an amount equal to the lower of Medley Capital LLC’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. Also, such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC.

Portfolio and Investment Activity

As of June 30, 2016, our investment portfolio consisted of investments in 94 portfolio companies with a fair value of $940.0 million, and was comprised of 50.6% Senior Secured first lien term loans, 31.2% Senior Secured second lien term loans, 7.6% Senior Secured first lien notes, 3.9% Subordinated notes, 4.5% Sierra Senior Loan Strategy JV I LLC and 2.2% warrants and equity.

As of December 31, 2015, our investment portfolio consisted of investments in 89 portfolio companies with a fair value of $907.4 million, and was comprised of 56.1% Senior Secured first lien term loans, 31.4% Senior Secured second lien term loans, 7.5% Senior Secured first lien notes, 3.6% Sierra Senior Loan Strategy JV I LLC and 1.4% warrants and equity.

As of June 30, 2016, our income-bearing investment portfolio, which represented 98.7% of our total portfolio, had a weighted average yield based upon the cost of our portfolio investments of approximately 9.3%, and 13.8% of our income-bearing portfolio bore interest based on fixed rates, and 86.2% of our income-bearing portfolio bore interest on floating rates, such as LIBOR.

As of December 31, 2015, our income-bearing investment portfolio, which represented 95.1% of our total portfolio, had a weighted average yield based upon the cost of our portfolio investments of approximately 9.4%, and 12.9% of our income-bearing portfolio bore interest based on fixed rates, and 87.1% of our income-bearing portfolio bore interest on floating rates, such as LIBOR.

During the quarter ended June 30, 2016, we invested $40.5 million of principal in directly originated transactions across 9 portfolio companies and $20.1 million of principal in syndicated transactions across 4 portfolio companies. As of June 30, 2016, the investment portfolio was comprised of $836.4 million of principal in directly originated transactions across 64 portfolio companies and $164.2 million of principal in syndicated transactions across 30 portfolio companies.

The following table summarizes the amortized cost and the fair value of our investment portfolio, not including cash and cash equivalents, as of June 30, 2016:

	Amortized Cost	Percentage	Value	Percentage
Senior secured first lien term loans	$504,970,984	50.6%	$475,846,803	50.6%
Senior secured second lien term loans	311,586,569	31.2	287,503,491	30.6
Senior secured first lien notes	75,936,589	7.6	72,208,989	7.7
Subordinated Notes	38,474,624	3.9	38,831,300	4.1
Sierra Senior Loan Strategy JV I LLC	45,035,000	4.5	44,952,632	4.8
Warrants/Equity	22,448,367	2.2	21,060,856	2.2

Total	$998,452,133	100.0%	$940,404,072	100.0%

The following table summarizes the amortized cost and the fair value of investments, not including cash and cash equivalents, as of December 31, 2015:

	Amortized Cost	Percentage	Value	Percentage
Senior secured first lien term loans	$538,120,165	56.1%	$514,638,093	56.7%
Senior secured second lien term loans	300,961,738	31.4	278,645,462	30.7
Senior secured first lien notes	72,512,631	7.5	66,472,862	7.3
Sierra Senior Loan Strategy JV I LLC	34,272,500	3.6	34,362,191	3.8
Warrants/Equity	13,545,553	1.4	13,243,836	1.5

Total	$959,412,587	100.0%	$907,362,444	100.0%

The weighted average current yield to maturity, including the yield of cash collateral on total return swap, based on fair value at June 30, 2016, was as follows:

	Percentage of Total Investments	Weighted Average Current Yield for Total Investments
Senior Secured First Lien Term Loans	46.7%	9.4%
Senior Secured First Lien Notes	7.1	11.7
Senior Secured Second Lien Term Loans	28.2	11.3
Subordinated Notes	3.8	17.2
Sierra Senior Loan Strategy JV I LLC	4.4	9.9
Equity/Warrants	9.8	13.0

Total	100.0%	10.8%

The following table shows the portfolio composition by industry grouping, including the TRS underlying loans, based on fair value at June 30, 2016:

	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Value of TRS Underlying Loans	Percentage of TRS Underlying Loans	Total Investments at Fair Value including the value of TRS Underlying Loans	Percentage of Total Portfolio Including the value of TRS Underlying Loans
Services: Business	$155,284,241	16.5%	$25,048,905	13.2%	$180,333,146	16.0%
Automotive	95,186,859	10.1%	—	0.0%	95,186,859	8.4%
Hotel, Gaming & Leisure	72,918,014	7.8%	12,038,610	6.3%	84,956,624	7.5%
Multi-Sector Holdings	83,783,933	8.9%	—	0.0%	83,783,933	7.4%
Banking, Finance, Insurance & Real Estate	65,745,539	7.0%	8,498,109	4.5%	74,243,648	6.6%
Retail	60,019,194	6.4%	12,880,261	6.8%	72,899,455	6.5%
Aerospace & Defense	67,319,829	7.2%	4,326,897	2.3%	71,646,726	6.3%
High Tech Industries	26,614,615	2.8%	22,569,004	11.9%	49,183,619	4.4%
Healthcare & Pharmaceuticals	39,424,726	4.2%	7,015,750	3.7%	46,440,476	4.1%
Construction & Building	42,094,168	4.5%	4,137,000	2.2%	46,231,168	4.1%
Media: Advertising, Printing & Publishing	29,275,335	3.1%	12,086,949	6.4%	41,362,284	3.7%
Telecommunications	30,591,800	3.3%	3,063,561	1.6%	33,655,361	3.0%
Wholesale	33,134,750	3.5%	—	0.0%	33,134,750	2.9%
Capital Equipment	20,689,256	2.2%	11,609,255	6.1%	32,298,511	2.9%
Energy: Oil & Gas	26,032,314	2.8%	4,610,251	2.4%	30,642,565	2.7%
Metals & Mining	19,693,999	2.1%	9,887,500	5.2%	29,581,499	2.6%
Transportation: Cargo	11,990,637	1.3%	12,487,014	6.6%	24,477,651	2.2%
Media: Broadcasting & Subscription	16,534,663	1.8%	4,786,642	2.5%	21,321,305	1.9%
Media: Diversified & Production	14,932,081	1.6%	4,746,900	2.5%	19,678,981	1.7%
Service: Consumer	6,161,280	0.7%	12,043,835	6.4%	18,205,115	1.6%
Containers, Packaging & Glass	—	0.0%	14,596,107	7.7%	14,596,107	1.3%
Chemicals, Plastics & Rubber	13,909,019	1.5%	—	0.0%	13,909,019	1.2%
Beverage & Food	9,067,820	1.0%	—	0.0%	9,067,820	0.8%
Consumer goods: Non-durable	—	0.0%	3,189,195	1.7%	3,189,195	0.3%

Total	$940,404,072	100.0%	$189,621,745	100.0%	$1,130,025,817	100.0%

(1)	Does not include TRS underlying loans

SIC Advisors regularly assesses the risk profile of our portfolio investments and rates each of them based on the categories set forth below, which we refer to as SIC Advisors’ investment credit rating. Credit Ratings are assigned to each of the investments in our portfolio that are directly held by the Company, but exclude any off-balance sheet interests of the Company, such as the loans underlying the TRS:

Credit Rating	Definition

1	Investments that are performing above expectations.

2	Investments that are performing within expectations, with risks that are neutral or favorable compared to risks at the time of origination or purchase. All new loans are rated ‘2’.

3	Investments that are performing below expectations and that require closer monitoring, but where no loss of interest, dividend or principal is expected. Companies rated ‘3’ may be out of compliance with financial covenants, however, loan payments are generally not past due.

4	Investments that are performing below expectations and for which risk has increased materially since origination or purchase. Some loss of interest or dividend is expected, but no loss of principal. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).

5	Investments that are performing substantially below expectations and whose risks have increased substantially since origination or purchase. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Some loss of principal is expected.

The following table shows the distribution of our investment portfolio, not including cash and cash equivalents, on the 1 to 5 investment performance rating scale at fair value as of:

	June 30, 2016		December 31, 2015
Investment Performance Rating	Investments at Fair Value	Percentage	Investments at Fair Value	Percentage
1	$109,936,041	11.7%	$20,205,473	2.2%
2	702,674,865	74.7	839,707,875	92.6
3	116,559,293	12.4	43,643,216	4.8
4	6,759,698	0.7	144,856	0.0
5	4,474,175	0.5	3,661,024	0.4

Total	$940,404,072	100.0%	$907,362,444	100.0%

Results of Operations

Operating results for the three and six months ended June 30, 2016 and 2015 are as follows:

	For the three months ended June 30		For the six months ended June 30
	2016	2015	2016	2015
Total investment income	$24,797,049	$22,300,447	$48,023,554	$38,307,266
Total expenses, net	8,637,338	10,188,515	17,342,139	17,296,007
Net investment income/(loss)	16,159,711	12,111,932	30,681,415	21,011,259
Net realized gain/(loss) from investments	1,749,516	3,132,468	4,249,366	5,287,120
Net unrealized gain/(loss) on investments and total return swap	6,818,609	(3,390,185)	(3,855,640)	(2,446,284)
Change in Provision for deferred taxes on unrealized gain on investments	(7,048)	(284,849)	(79,633)	(284,849)

Net increase/(decrease) in net assets resulting from operations	$24,720,788	$11,569,366	$30,995,508	$23,567,246

Investment Income

For the three months ended June 30, 2016, investment income totaled $24,797,049, of which $23,484,180 was attributable to portfolio interest, $1,298,541 was attributable to other fee income and $14,328 to interest from cash and cash equivalents. For the three months ended June 30, 2015, investment income totaled $22,300,447, of which $16,956,876 was attributable to portfolio interest, $5,020,430 was attributable to other fee income, $323,500 was attributable to PIK interest and $136 was attributable to interest from cash and cash equivalents.

For the six months ended June 30, 2016, investment income totaled $48,023,554, of which $45,308,131 was attributable to portfolio interest, $2,693,753 was attributable to other fee income and $21,670 was attributable to interest from cash and cash equivalents. For the six months ended June 30, 2015, investment income totaled $38,307,266, of which $31,289,217 was attributable to portfolio interest, $6,347,504 was attributable to other fee income, $670,158 to PIK interest and $387 was attributable to interest from cash and cash equivalents.

Operating Expenses

Operating expenses for the three and six months ended June 30, 2016 and 2015, respectively, were as follows:

	For the three months ended June 30		For the six months ended June 30
	2016	2015	2016	2015
Base management fees	$4,952,577	$4,243,146	$9,750,206	$7,963,543
Organizational and offering costs reimbursed to an affiliate	—	—	—	443,687
Interest and financing expenses	3,221,892	2,125,092	6,662,609	3,957,723
General and administrative expenses	1,185,743	801,786	2,675,706	2,137,101
Offering costs	607,761	1,674,904	1,370,690	2,067,657
Professional fees	302,334	623,994	865,554	1,173,975
Administrator Expenses	633,695	538,692	1,216,901	1,094,441
Incentive fees	3,231,942	2,122,395	5,503,705	2,392,892

Expenses before expense reimbursement	$14,135,944	$12,130,009	$28,045,641	$21,231,019

Expense Support and Reimbursement Agreement

On June 29, 2012, the Company entered into an Expense Support and Reimbursement Agreement with SIC Advisors (the “Expense Support Agreement”). Pursuant to the Expense Support Agreement, SIC Advisors has agreed to reimburse the Company for operating expenses in an amount equal to the difference between distributions paid to the Company’s stockholders in each month, less the sum of the Company’s net investment income, the Company’s net realized capital gains and dividends paid to the Company from its portfolio companies, not included in net income and net realized capital gains, during such period (“Expense Support Reimbursement”). To the extent that no dividends or other distributions are paid to the Company’s stockholders in any given month, then the Expense Support Reimbursement for such month shall be equal to such amount necessary in order for available operating funds for the month to equal zero. The terms of the Expense Support Agreement commenced as of the date that the Company’s registration statement was declared effective by the SEC and continued monthly thereafter until December 31, 2012. Most recently, the Company’s board of directors approved an extension of the period during which SIC Advisors may reimburse the Company for operating expenses under the Expense Support Agreement to September 30, 2016. Pursuant to the Expense Support Agreement, as amended, effective as of April 1, 2016, SIC Advisors may make expense support payments on a discretionary basis by making an election on the last day of each month to fund an expense support payment in an amount equal to the difference between the Company’s distributions paid to the Company’s stockholders during such month less the sum of the Company’s net investment income, the Company’s net realized capital gains and dividends paid to the Company from its portfolio companies, not included in net income and net realized capital gains during such period.

Pursuant to the Expense Support Agreement, the Company has a conditional obligation to reimburse SIC Advisors for any amounts funded by SIC Advisors under the Expense Support Agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which SIC Advisors incurred a liability for such amount, the sum of the Company’s net investment income, the Company’s net realized capital gains and the amount of any dividends and other distributions paid to the Company from its portfolio companies (to the extent not included in net investment income or net realized capital gains) exceeds the distributions paid by the Company to stockholders. The purpose of the Expense Support Agreement is to cover distributions to stockholders so as to ensure that the distributions do not constitute a return of capital for GAAP purposes and to reduce operating expenses until the Company has raised sufficient capital to be able to absorb such expenses.

Pursuant to the Expense Support Agreement, the Company will reimburse SIC Advisors for expense support payments it previously made following any calendar quarter for which the Company received net investment income, net realized capital gains and dividends from its portfolio companies (not included in net income and net realized capital gains) in excess of the distributions paid to the Company’s stockholders during such calendar quarter (the “Excess Operating Funds”). Any such reimbursement will be made within three years of the date that the expense support payment obligation was incurred by SIC Advisors, subject to the conditions described below. The amount of the reimbursement during any calendar quarter will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all expense payments made by SIC Advisors that have not yet been reimbursed. In addition, the Company will only make reimbursement payments to the extent its current annualized “operating expense ratio” (as described in footnote 1 to the table below) is equal to or less than its operating expense ratio for the quarter during which the corresponding expense obligation was incurred and to the extent the annualized rate of its regular cash dividends to the Company’s stockholders for the month is equal to or greater than the annualized rate of the Company’s regular cash distributions to stockholders for the month during which the corresponding expense payment was incurred.

As of June 30, 2016, we recorded $9,454,153 in our consolidated statement of assets and liabilities as due from affiliate relating to the Expense Support and Reimbursement Agreement. For the three and six months ended June 30, 2016 total expense reimbursements from SIC Advisors pursuant to the Expense Support and Reimbursement Agreement were $5,498,606 and $10,703,502, respectively. Net expenses after taking into account the expense reimbursement from SIC Advisors, were $8,637,338 and $17,342,139. Expense reimbursements to SIC Advisors will be accrued as they become probable and estimable.

Net Realized Gains/Losses from Investments

We measure realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of an investment, without regard to unrealized gains or losses previously recognized.

During the three and six months ended June 30, 2016, we recognized $1,749,516 and $4,249,366 in net realized gains on total investments. During the three and six months ended June 30, 2015, we recognized $3,132,468 and 5,287,120 in net realized gains on total investments.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation on investments reflects the net change in the fair value of our total investments. For the three and six months ended June 30, 2016 we had unrealized appreciation of $6,818,609 and unrealized depreciation of $3,855,640 on total investments. For the three and six months ended June 30, 2015, we had unrealized depreciation of $3,390,185 and $2,446,284 on total investments.

Changes in Net Assets from Operations

For the three months and six months ended June 30, 2016, we recorded a net increase in net assets resulting from operations of $24,720,788 and $ 30,995,508, respectively, versus a net increase in net assets resulting from operations of $11,569,366 and $23,567,246 for the three and six months ended June 30, 2015. Based on

87,245,126 and 62,912,383 weighted average common shares outstanding for the six months ended June 30, 2016 and 2015, respectively, our per share net increase in net assets resulting from operations was $0.28 for the six months ended June 30, 2016 versus a per share net increase in net assets from operations of $0.36 for the six months ended June 30, 2015.

Financial Condition, Liquidity and Capital Resources

As a BDC, we distribute substantially all of our net income to our stockholders and have an ongoing need to raise additional capital for investment purposes. To fund growth, we have a number of alternatives available to increase capital; including raising equity, increasing debt, and funding from operational cash flow.

Our liquidity and capital resources have been generated primarily from the net proceeds of our public offering of common stock.

As of June 30, 2016 and 2015, we had $116.4 million and $24.2 million respectively, in cash and cash equivalents. In the future, we may generate cash from future offerings of securities, future borrowings and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds is investments in our targeted asset classes, cash distributions to our stockholders, and other general corporate purposes.

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our taxable income, but we may also elect to periodically spillover certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow.

On December 4, 2013, we entered into a three-year senior secured syndicated revolving credit facility with a one-year term out period (the “ING Facility”) pursuant to a Senior Secured Revolving Credit Agreement (the “Revolving Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING Facility matures on December 4, 2017 and is secured by substantially all of our assets, subject to certain exclusions as further set forth in a Guarantee, Pledge and Security Agreement (the “Security Agreement”) entered into in connection with the Revolving Credit Agreement, among us, the Subsidiary Guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent. The ING Facility also includes usual and customary representations, covenants and events of default for senior secured revolving credit facilities of this nature.

On November 24, 2014 the Company entered into Amendment No. 3 to the Revolving Credit Agreement, or the Amended Revolving Facility, with certain lenders a party thereto and ING Capital LLC, as administrative agent. The Amended Revolving Facility modifies certain provisions of the Company’s existing Revolving Credit Agreement. The Amended Revolving Facility was amended to, among other things, increase the maximum amount of the accordion feature which permits subsequent increases in commitments under the Amended Revolving Facility to $500 million. Borrowings under the Amended Revolving Facility are subject to, among other things, a minimum borrowing/collateral base and substantially all of the Company’s assets are pledged as collateral under the Amended Revolving Facility. As of June 30, 2016, our borrowings under the ING Facility totaled $120,000,000 and were recorded as part of revolving credit facility payable on our consolidated statements of assets and liabilities.

On July 23, 2014, our wholly-owned, special purpose financing subsidiary, Alpine Funding LLC (“Alpine”), entered into a revolving credit facility (the “Alpine Credit Facility”) pursuant to a Loan Agreement with

JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent and lender, the Financing Providers from time to time party thereto, SIC Advisors LLC, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto (the “Loan Agreement”). Alpine’s obligations to JPMorgan under the Alpine Credit Facility are secured by a first priority security interest in substantially all of the assets of Alpine, including its portfolio of loans. The obligations of Alpine under the Alpine Credit Facility are non-recourse to the Company.

Borrowings under the Alpine Credit Facility are subject to compliance with a net asset value coverage ratio with respect to the current value of Alpine’s portfolio and various eligibility criteria must be satisfied with respect to the initial acquisition of each loan in Alpine’s portfolio. Any amounts borrowed under the Alpine Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 23, 2019. As of June 30, 2016, Alpine’s borrowings under the Alpine Credit Facility totaled $240,000,000 and were recorded as part of revolving credit facility payable on our consolidated statements of assets and liabilities.

Contractual Obligations

We have entered into certain contracts under which we have material future commitments. On April 5, 2012, we entered into the Investment Advisory Agreement with SIC Advisors in accordance with the 1940 Act. The Investment Advisory Agreement became effective as of April 17, 2012, the date that we met the minimum offering requirement. Pursuant to the 1940 Act, the initial term of the Investment Advisory Agreement was for two years from its effective date, with one-year renewals subject to approval by our board of directors, a majority of whom must be independent directors. On March 2, 2016, the board of directors approved the renewal of the Investment Advisory Agreement for an additional one-year term at an in-person meeting. SIC Advisors serves as our investment advisor in accordance with the terms of the Investment Advisory Agreement. Payments under our Investment Advisory Agreement in each reporting period consist of (i) a management fee equal to a percentage of the value of our gross assets and (ii) an incentive fee based on our performance.

On April 5, 2012, we entered into the Administration Agreement with Medley Capital LLC with an initial term of two years, pursuant to which Medley Capital LLC furnishes us with administrative services necessary to conduct our day-to-day operations. On March 2, 2016, the board of directors approved the renewal of the Administration Agreement for an additional one-year term at an in-person meeting. Medley Capital LLC is reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs are reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We do not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC.

If any of our contractual obligations discussed above are terminated, our costs may increase under any new agreements that we enter into as replacements. We would also likely incur expenses in locating alternative parties to provide the services we expect to receive under the investment advisory agreement and administration agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Off-Balance Sheet Arrangements

On August 27, 2013, Arbor Funding LLC (“Arbor”), a wholly-owned financing subsidiary of the Company, entered into a total return swap (“TRS”) with Citibank, N.A. (“Citibank”).

On March 21, 2016, Arbor entered into the Fourth Amended and Restated Confirmation Letter Agreement (the “Fourth Amended Confirmation Agreement”) with Citibank. The Fourth Amended Confirmation Agreement extended the term of the TRS from March 21, 2016 through March 21, 2019 and increased the interest rate payable to Citi from LIBOR plus 1.35% per annum to LIBOR plus 1.65% per annum. Other than the foregoing, the Fourth Amended Confirmation Agreement did not change any of the other terms of the TRS.

The TRS with Citibank enables Arbor to obtain the economic benefit of the loans underlying the TRS, despite the fact that such loans will not be directly held or otherwise owned by Arbor, in return for an interest-type payment to Citibank. Accordingly, the TRS is analogous to Arbor utilizing leverage to acquire loans and incurring an interest expense to a lender.

SIC Advisors acts as the investment manager of Arbor and has discretion over the composition of the basket of loans underlying the TRS. The terms of the TRS are governed by an ISDA 2002 Master Agreement, the Schedule thereto and Credit Support Annex to such Schedule, and the Confirmation exchanged thereunder, between Arbor and Citibank, which collectively establish the TRS, and are collectively referred to herein as the “TRS Agreement”.

Our derivative asset from Citibank, net of amounts available for offset under a master netting agreement as of June 30, 2016 was $1,606,716, which is recorded on the consolidated statements of assets and liabilities as receivable due on total return swap.

Transactions in total return swap contracts during the three months ended June 30, 2016 were $1.7 million in realized gains and $6.7 million in unrealized gains, which is recorded on the consolidated statements of operations.

For the three months ended June 30, 2016, the average notional par amount of total return swap contracts was $213.6 million.

On March 27, 2015, Sierra Income Corporation and Great American Life Insurance Company (“GALIC”) entered into a limited liability company operating agreement to co-manage Sierra Senior Loan Strategy JV I LLC (“Sierra JV”). Sierra Income Corporation and GALIC have committed to provide $100 million of equity to Sierra JV, with Sierra Income Corporation providing $87.5 million and GALIC providing $12.5 million. Sierra JV commenced operations on July 15, 2015. On August 4, 2015, Sierra JV entered into a senior secured revolving credit facility (the “JV Facility”) led by Credit Suisse, AG with initial commitments of $100 million. On December 29, 2015, the Credit Facility was amended and the commitment increased to $135,000,000. As of June 30, 2016, there was $104.7 million outstanding under the JV Facility and the Sierra JV had total assets at fair value of $138.5 million. As of June 30, 2016, Sierra JV’s portfolio was comprised of senior secured first lien loans to 31 different borrowers with no loans on non-accrual status.

Sierra Income Corporation has determined that Sierra JV is an investment company under ASC 946, however in accordance with such guidance, Sierra Income Corporation will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, Sierra Income Corporation does not consolidate its interest in Sierra JV.

Distributions

We have elected and intend to continue to qualify to be treated, for U.S. federal income tax purposes, as a RIC under subchapter M of the Code. To obtain and maintain RIC tax treatment, we must, among others things, distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders. In order to avoid certain U.S. federal excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will continue to achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Subject to our board of directors’ discretion and applicable legal restrictions, we expect to authorize and pay monthly distributions to our stockholders. Any distributions to our stockholders will be declared out of assets legally available for distribution. We expect to continue making monthly distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our stockholders are appropriate. We have not established limits on the amount of funds we may use from available sources to make distributions. We expect that for a significant time after the commencement of our offering, a portion of our distributions may result from expense support payments made by SIC Advisors that may be subject to repayment by us within three years. The purpose of this arrangement is to cover distributions to stockholders so as to ensure that the distributions do not constitute a return of capital for GAAP purposes. We may still have distributions which could be characterized as a return of capital. Such distributions are not based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or SIC Advisors continues to make Expense Support Payments under the Expense Support Agreement. Any future reimbursements to SIC Advisors will reduce the distributions that may otherwise be available for distribution to stockholders. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. SIC Advisors has no obligation to make Expense Support Payments pursuant to the Expense Support Agreement after September 30, 2016, unless the Expense Support Agreement is extended. For the three and six months ended June 30, 2016 if net Expense Support Payments of $5,498,606 and $10,703,502 were not made by SIC Advisors, approximately 31% and 31% of the distributions would have been a return of capital for GAAP purposes, respectively.

Our distributions may exceed our earnings, which we refer to as a return of capital, especially during the period before we have invested substantially all of the proceeds of our offering. As a result, a portion of the distributions we make may represent a return of capital. Our use of the term “return of capital” merely means distributions in excess of our earnings and as such may constitute a return on your individual investments and does not mean a return on capital. Therefore stockholders are advised that they should be aware of the differences with our use of the term “return of capital” and “return on capital.”

The following table reflects the cash distributions per share that the Company declared or paid to its stockholders for the previous two years. Stockholders of record as of each respective record date were entitled to receive the distribution.

Record Date	Payment Date	Amount per share
January 15 and 30, 2015	January 30, 2015	0.03333
February 13 and 27, 2015	February 27, 2015	0.03333
March 13 and 31, 2015	March 31, 2015	0.03333
April 15 and 30, 2015	April 30, 2015	0.03333
May 15 and 29, 2015	May 29, 2015	0.03333
June 15 and 30, 2015	June 30, 2015	0.03333
July 15 and 31, 2015	July 31, 2015	0.03333
August 14 and 31, 2015	August 31, 2015	0.03333
September 15 and 30, 2015	September 30, 2015	0.03333
October 15 and 30, 2015	October 30, 2015	0.03333
November 13 and 30, 2015	November 30, 2015	0.03333
December 15 and 31, 2015	December 31, 2015	0.03333
January 15 and 29, 2016	January 29, 2016	0.03333
February 12 and 29, 2016	February 29, 2016	0.03333
March 15 and 31, 2016	March 31, 2016	0.03333
April 15 and 29, 2016	April 29, 2016	0.03333
May 13 and 31, 2016	May 31, 2016	0.03333
June 15 and 30, 2016	June 30, 2016	0.03333
July 15 and 29, 2016	July 29, 2016	0.03333
August 15 and 31, 2016	August 31, 2016	0.03333
September 15 and 30, 2016	September 30, 2016	0.03333

We have adopted an “opt in” distribution reinvestment plan pursuant to which our common stockholders may elect to have the full amount of any cash distributions reinvested in additional shares of our common stock. As a result, if we declare a cash distribution, stockholders that have “opted in” to our distribution reinvestment plan will have their distribution automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of capital) will be mailed to our stockholders. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

Related Party Transactions

On October 19, 2011, SIC Advisors entered into a subscription agreement to purchase 110.80 shares of common stock for cash consideration of $1,000. The consideration represents $9.025 per share.

On April 17, 2012, SIC Advisors purchased 1,108,033.24 shares of our common stock for aggregate gross proceeds of $10,000,000. The consideration represents $9.025 per share.

We have entered into an Investment Advisory Agreement and Expense Support and Reimbursement Agreement with SIC Advisors in which our senior management holds an equity interest. Members of our senior management also serve as principals of other investment managers affiliated with SIC Advisors that do, and may in the future, manage investment funds, accounts or other investment vehicles with investment objectives similar to ours.

We have entered into an Administration Agreement with Medley Capital LLC, pursuant to which Medley Capital LLC furnishes us with administrative services necessary to conduct our day-to-day operations. Medley Capital LLC is reimbursed for administrative expenses it incurs on our behalf. We do not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. Medley Capital LLC is an affiliate of SIC Advisors.

We have entered into a dealer manager agreement with SC Distributors, LLC who receives a dealer manager fee of up to 2.75% of gross proceeds raised in the offering. An affiliated entity of SC Distributors, LLC owns an equity interest in SIC Advisors, which provides the right to receive a fixed percentage of the management fees received by SIC Advisors.

We have entered into a license agreement with SIC Advisors under which SIC Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Sierra” for specified purposes in our business. Under this agreement, we will have a right to use the “Sierra” name, subject to certain conditions, for so long as SIC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we will have no legal right to the “Sierra” name.

Management Fee

We pay SIC Advisors a fee for its services under the Investment Advisory Agreement. The fee consists of two components: a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets and is payable quarterly in arrears. The incentive fee consists of:

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An incentive fee on net investment income (“subordinated incentive fee on income”) is calculated and payable quarterly in arrears and is based upon pre-incentive fee net investment income for the immediately preceding quarter. No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 1.75% per quarter on the Company’s net assets at the end of the immediately preceding fiscal quarter, or the preferred quarterly return. All pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% of net assets at the end of the immediately preceding fiscal quarter in any quarter, will be payable to SIC Advisors. The Company refers to this portion of its subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on pre-incentive fee net investment income when pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter in any quarter. For any quarter in which the Company’s pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter, the subordinated incentive fee on income shall equal 20% of the amount of pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

•

A capital gains incentive fee will be earned on realized investments and shall be payable in arrears as of the end of each calendar year during which the IAA is in effect. If the IAA is terminated, the fee will become payable as of the effective date of such termination. The capital gains incentive fee is based on our realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, which we refer to as “net realized capital gains.” The capital gains incentive fee equals’ 20% of net realized capital gains, less the aggregate amount of any previously paid capital gains incentive fee.

Under the terms of the investment advisory agreement, SIC Advisors bears all organization and offering expenses on our behalf. Since June 2, 2014, the date that we raised $300 million in gross proceeds in connection with the sale of shares of our common stock, SIC Advisors has no longer been obligated to bear, pay or otherwise be responsible for any ongoing organization and offering expenses on our behalf, and we have been responsible for paying or otherwise incurring all such organization and offering expenses. Pursuant to the terms of the Investment Advisory Agreement, we have agreed to reimburse SIC Advisors for any such organizational and offering expenses incurred by SIC Advisors not to exceed 1.25% of the gross subscriptions raised by us over the course of the offering period, which was initially scheduled to terminate two years from the initial offering date, unless extended. Most recently, at a meeting held on March 2, 2016, our board of directors approved another extension of our offering for an additional year, which will extend the offering through April 17, 2017, unless further extended. Notwithstanding the foregoing, in the event that organizational and offering expenses, together with sales commissions, the dealer manager fee and any discounts paid to members of the Financial Industry Regulatory Authority, exceed 15% of the gross proceeds from the sale of shares of our common stock pursuant to our registration statement or otherwise at the time of the completion of our offering, then SIC Advisors shall be required to pay or, if already paid by us, reimburse us for amounts exceeding such 15% limit.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected consolidated financial statements, which will be prepared in accordance with accounting principles generally accepted in the United States, or GAAP. The preparation of these consolidated financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future consolidated financial statements.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as identified below and discussed in Note 4.

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Level 1 — Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and publicly listed derivatives will be included in Level 1. In addition, securities sold, but not yet purchased and call options will be included in Level 1. We will not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably affect the quoted price.

•

Level 2 — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities, and certain over-the-counter derivatives.

•

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments that are expected to be included in this category are our private portfolio companies.

Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on market data obtained from the third-party valuation firms, the Company uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model. We may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

The Company undertakes a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	the Company’s quarterly valuation process begins with each portfolio investment being initially valued by the investment professionals responsible for monitoring the portfolio investment;

•	conclusions are then documented and discussed with senior management; and

•

an independent valuation firm engaged by the Company’s board of directors prepares an independent valuation report for approximately one third of the portfolio investments each quarter on a rotating quarterly basis on non fiscal year-end quarters, such that each of these investments will be valued by an independent valuation firm at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms, exclusive of TRS underlying portfolio.

In addition, all of the Company’s investments are subject to the following valuation process:

•	management reviews preliminary valuations and their own independent assessment;

•	the audit committee of the Company’s board of directors reviews the preliminary valuations of senior management and independent valuation firms; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of SIC Advisors, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

The valuation procedures described are generally applied to the loans underlying the TRS, except that such assets are not reviewed by independent third party valuation firms. We will value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS will be based on the increase or decrease in the value of the assets underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The assets underlying the TRS will be valued by Citibank. Citibank will base its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations will be sent to us for review and testing. Our board of directors will review and approve the value of the TRS, as well as the value of the assets underlying the TRS, on a quarterly basis as part of their quarterly determination of net asset value. To the extent our board of directors has any questions or concerns regarding the valuation of the assets underlying the TRS, such valuation will be discussed or challenged pursuant to the terms of the TRS. For additional disclosures on the TRS, see “— Off-Balance Sheet Arrangements.”

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the principal balance, we generally will not accrue PIK interest for accounting purposes if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities or accounting purposes if we have reason to doubt our ability to collect such interest. Original issue discounts, market discounts or premiums are accreted or amortized using the effective interest method as interest income. We record prepayment premiums on loans and debt securities as fee income. Dividend income, if any, is recognized on an accrual basis to the extent that we expect to collect such amount.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We have investments in our portfolio that contain a PIK interest provision. Any PIK interest is added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends, even if we have not collected any cash.

Organization and Offering Expenses

As of June 2, 2014, the Company is responsible for all ongoing organization and offering expenses.

U.S. Federal Income Taxes

We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Item 3: Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. Under the terms of the TRS between Arbor and Citibank, Arbor will pay fees to Citibank at a floating rate based on LIBOR in exchange for the right to receive the economic benefit of a portfolio of assets having a maximum notional amount of $300,000,000. Our interest expense will also be affected by changes in the published LIBOR rate in connection with our Credit Facilities. We expect any future credit facilities, total return swap agreements or other financing arrangements that we or any of our subsidiaries may enter into will also be based on a floating interest rate. As a result, we are subject to risks relating to changes in market interest rates. In periods of rising interest rates, when we or our subsidiaries have debt outstanding or swap agreements in effect, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

In addition, any investments we make that are denominated in a foreign currency will be subject to risks associated with changes in currency exchange rates. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved.

Based on our Consolidated Statement of Assets and Liabilities as of June 30, 2016, the following table shows the approximate increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investment and capital structure:

Basis point increase	Interest Income	Interest Expense	Net Increase (Decrease)
100	$5,120,905	$3,600,000	$1,520,905
200	13,480,804	7,200,000	6,280,804
300	22,033,050	10,800,000	11,233,050
400	30,585,296	14,400,000	16,185,296
500	39,137,541	18,000,000	21,137,541

Based on our Consolidated Statement of Assets and Liabilities as of December 31, 2015, the following table shows the approximate increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investment and capital structure:

Basis point increase	Interest Income	Interest Expense	Net Increase (Decrease)
100	$4,592,611	$3,850,000	$742,611
200	12,318,714	7,700,000	4,618,714
300	20,266,960	11,550,000	8,716,960
400	28,215,206	15,400,000	12,815,206
500	36,163,452	19,250,000	16,913,452

Item 4: Controls and Procedures.

Disclosure Controls

In accordance with Rules 13a-15(b) and 15d-15(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, carried out an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) of the Exchange Act) as of the end of the period covered by this Quarterly Report on Form 10-Q and determined that the disclosure controls and procedures are effective.

Change In Internal Control Over Financial Reporting

No change occurred in our internal control over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) of the Exchange Act) during the three months ended June 30, 2016 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Part II — Other Information

Item 1:	Legal Proceedings.

We are not currently subject to any legal proceedings, nor, to our knowledge, are any legal proceedings threatened against us or our subsidiaries.

Item 1A:	Risk Factors.

In addition to other information set forth in this report, you should carefully consider the “Risk Factors” discussed in our annual report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 8, 2016, which could materially affect our business, financial condition and/or operating results. There have been no material changes during the six months ended June 30, 2016 to the risk factors discussed in “Item 1A. Risk Factors” of our annual report on Form 10-K. Additional risks or uncertainties not currently known to us or that we currently deem to be immaterial also may materially affect our business, financial condition and/or operating results.

Item 2:	Unregistered Sales of Equity Securities and Use of Proceeds.

In June 2013, we commenced a share repurchase program pursuant to which it intends to conduct quarterly share repurchases, of up to 2.5% of the weighted average number of outstanding shares in any 3-month period or 10% of the weighted average number of outstanding shares in any 12-month period. The purpose of the share repurchase program is to allow stockholders to sell their shares back to us at a price equal to the most recently disclosed net asset value per share of our common stock immediately prior to the date of repurchase. Shares will be purchased from stockholders participating in the program on a pro rata basis. Unless our board of directors determines otherwise, the number of shares to be repurchased during any calendar year will be limited to the proceeds received in association with the sale of shares of common stock under the distribution reinvestment plan. See Note 13 to our consolidated financial statements for more information.

The table below provides information concerning our repurchases of shares of our common stock during the quarter ended June 30, 2016 pursuant to our share repurchase program:

Period	Total Number of Shares (or Units) Purchased	Average Price per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
April 1, 2016 through June 30, 2016	1,815,640	$8.10	1,814,651	(1)
Total	1,815,640	$8.10	1,814,651	(1)

(1)	A description of the maximum number of shares that may be purchased under our share repurchase program is included in the narrative preceding this table.

Item 3:	Defaults Upon Senior Securities.

None.

Item 4:	Mine Safety Disclosures.

None.

Item 5:	Other Information.

None.

Item 6:	Exhibits.

EXHIBIT INDEX

Number	Description

3.1	Articles of Incorporation of the Registrant(1)

3.2	Articles of Amendment of the Registrant(1)

3.3	Articles of Amendment and Restatement of the Registrant(2)

3.4	Second Articles of Amendment and Restatement of the Registrant(3)

3.5	Form of Articles Supplementary Electing to be Subject to Subtitle 8 of the Maryland General Corporation Law(4)

3.6	Form of Bylaws of the Registrant(1)

11	Computation of Per Share Earnings (included in Note 10 to the consolidated financial statements contained in this report).

31.1	Certification by Chief Executive Officer pursuant to Exchange Act Rule 13a-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002*

31.2	Certification by Chief Financial Officer pursuant to Exchange Act Rule 13a-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002*

32.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002*

*	Filed herewith.
(1)

Previously filed in connection with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-175624), filed on November 3, 2011, and incorporated by reference herein.

(2)

Previously filed in connection with Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File No. 333-175624), filed on March 12, 2012, and incorporated by reference herein.

(3)	Previously filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on June 14, 2012, and incorporated by reference herein.
(4)

Previously filed in connection with Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File No. 333-200595), filed on October 6, 2015, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 5, 2016	Sierra Income Corporation.

	By	/s/ Seth Taube
Seth Taube Chief Executive Officer (Principal Executive Officer)

Dated: August 5, 2016	By	/s/ Richard T. Allorto, Jr.
Richard T. Allorto, Jr. Chief Financial Officer (Principal Accounting and Financial Officer)